As filed with the Securities and Exchange Commission on December 15, 2004
                                                     Registration No. 333-_____
==============================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington , D.C. 20549
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     Under
                          THE SECURITIES ACT OF 1933

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                     CSFB ASSET REPACKAGING DEPOSITOR LLC
                   (Sponsor of the Trusts described herein)
            (Exact name of Registrant as specified in its charter)

     Delaware                                                Applied For
(State or Other Jurisdiction of Incorporation or           (I.R.S. Employer
 Organization)                                             Identification No.)

                             Eleven Madison Avenue
                           New York, New York 10010
                                (212) 325-2000
   (Address, Including ZIP Code, and Telephone Number, Including Area Code,
                 of Registrant's Principal Executive Offices)

                                  Lori Russo
                                   Secretary
                     CSFB Asset Repackaging Depositor LLC
                             Eleven Madison Avenue
                           New York, New York 10010
                                (212) 325-2000
           (Name, Address, Including ZIP Code, and Telephone Number,
                  Including Area Code,of Agent for Service)

           Copies to:                                Copies to:
       Cathy Kaplan, Esq.                      Helena M. Willner, Esq.
 Sidley Austin Brown & Wood LLP         CSFB Asset Repackaging Depositor LLC
       787 Seventh Avenue                       Eleven Madison Avenue
    New York, New York 10019                  New York, New York 10010
         (212) 839-5531                            (212) 325-2000

                       --------------------------------

Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. |X|

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                                                        CALCULATION OF REGISTRATION FEE
=================================================================================================================================

Title of Securities          Amount to Be        Proposed Maximum Offering     Proposed Maximum Aggregate    Amount of
to Be Registered             Registered(1)       Price Per Unit (2)            Offering Price(2)             Registration Fee
-------------------------------------------------------------------------------------------------------------------------------

Trust Certificates             $1,000,000               100%                          $1,000,000                $117.70
=================================================================================================================================

(1) This Registration Statement relates to the offering from time to time of an indeterminate amount of Trust Certificates and to any resales of them in market making transactions by Credit Suisse First Boston LLC or its affiliates, to the extent required.

(2)  Estimated for the purpose of calculating the registration fee.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.
==============================================================================

                               INTRODUCTORY NOTE

     This registration statement includes a prospectus with a corresponding form of prospectus supplement for offering series of certificates representing the entire beneficial ownership interest in various trusts to be created from time to time, the assets of which consist primarily of a fixed income security or pool of such securities satisfying the criteria set forth in the prospectus, together with certain other assets as described in the prospectus, deposited in trust by the Registrant. The form of prospectus supplement included in this registration statement is hereby incorporated by reference from the Registrant's registration statement on Form S-3, no. 333-[ ].

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.




          SUBJECT TO COMPLETION, DATED December 15, 2004 PRELIMINARY
                PROSPECTUS SUPPLEMENT TO PROSPECTUS DATED [ ].

                                      [ ]

            [ ] PASS-THROUGH REPACKAGED TRUST CERTIFICATES (PARTS),
                       [ ] Series 200[ ]-[ ], Class [ ]
                      (Underlying Securities will be [ ]
                            due [ ] issued by [ ])

                                                                                Underwriting
                                             [Initial]          Price to        Discount and        Proceeds to the
                      Principal Balance    Interest Rate         Public         Commissions            Trust
[Class [  ]           $[  ]                   [[ ]%]              $[ ]             $[ ]               $[ ]
Certificates]                               [Variable]
[Class [  ]           $[  ]                   [[ ]%]              $[ ]             $[ ]               $[ ]
Certificates]                               [Variable]

The Trust

o will be formed pursuant to a Trust Agreement between CSFB Asset Repackaging Depositor LLC, as depositor, and [ ], as trustee, for the sole purpose of issuing the Certificates.

o will issue [ ] classes of certificates, [all of which] [of which only the Class [ ] Certificates] are offered hereby.

The Certificates

o will represent an undivided beneficial interest in the assets of the Trust, which will consist [primarily] [solely] of the Underlying Securities [and the Swap Agreement] described herein.

o    currently have no trading market.

o    will not be insured or guaranteed by any governmental agency.

o will be callable in whole if the call warrants on the Underlying Securities are exercised. The call warrants may be exercised on any [Business Date] occurring on or after [ ] or earlier if (i) the Underlying Securities Issuer announces that it will redeem, prepay or otherwise make an unscheduled payment on the Underlying Securities, (ii) the trustee notifies the certificateholders of any proposed sale of the Underlying Securities following the occurrence of an event of default with respect to the Underlying Securities or the issuer of the Underlying Securities ceasing to file reports required under the Exchange Act or
     (iii) the Underlying Securities Issuer or an affiliate thereof consummates a tender offer for some or all of the Underlying Securities.

THE CERTIFICATES WILL REPRESENT NON-RECOURSE OBLIGATIONS OF THE TRUST ONLY AND WILL NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, THE TRUSTEE OR ANY OF THEIR AFFILIATES.

YOU SHOULD REVIEW THE INFORMATION IN THE SECTION ENTITLED "RISK FACTORS" BEGINNING ON PAGE S-15 OF THIS PROSPECTUS SUPPLEMENT AND ON PAGE 4 OF THE ACCOMPANYING PROSPECTUS PRIOR TO MAKING A DECISION TO INVEST IN THE CERTIFICATES.

For complete information about the offered certificates, read both this prospectus supplement and the accompanying prospectus. This prospectus supplement must be accompanied by the prospectus if it is being used to offer and sell the offered certificates.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the adequacy or accuracy of this prospectus supplement or the attached prospectus. Any representation to the contrary is a criminal offense.

Subject to the satisfaction of certain conditions, the underwriter[s] named below will purchase the offered certificates from CSFB Asset Repackaging Depositor LLC. See "Method of Distribution" in this prospectus supplement. Delivery of the offered certificates will be made on or about [ ], 200[ ].

Credit Suisse First Boston

             The date of this prospectus supplement is [ ], 200[ ]

             IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS
             PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS

You should rely only on the information contained in this document. We have not authorized anyone to provide you with different information. You should not assume that the information in this prospectus supplement or the prospectus is accurate as of any date other than the date on the front of this document.

We provide information to you about the offered certificates in two separate documents that progressively provide more detail:

     o the accompanying prospectus, which provides general information, some of which may not apply to this series of certificates; and

     o this prospectus supplement, which describes the specific terms of this series of certificates.

CSFB Asset Repackaging Depositor LLC has filed with the Securities and Exchange Commission a registration statement (of which this prospectus supplement and the accompanying prospectus form a part) under the Securities Act of 1933, as amended, with respect to your series of certificates. This prospectus supplement and the accompanying prospectus do not contain all of the information contained in the registration statement. For further information regarding the documents referred to in this prospectus supplement and the accompanying prospectus, you should refer to the registration statement and the exhibits to such registration statement. The registration statement and such exhibits can be inspected and copied at prescribed rates at the public reference facilities maintained by the Securities and Exchange Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials may also be obtained through the Securities and Exchange Commission's internet website (http://www.sec.gov).

If the terms of your series of certificates vary between this prospectus supplement and the accompanying prospectus, you should rely on the information in this prospectus supplement. It is important for you to read and consider all of the information contained in both this prospectus supplement and the accompanying prospectus in making your investment decision.

We include cross-references in this prospectus supplement and the accompanying prospectus to captions in these materials where you can find further related discussions. Unless otherwise stated, cross-references in this prospectus supplement are to captions in this prospectus supplement. The following table of contents provides the pages on which these captions are located. You can find an index of terms for this prospectus supplement on page S-46 and an index of principal terms on page A-1 of the accompanying prospectus.

                               TABLE OF CONTENTS

                             Prospectus Supplement

SUMMARY OF PRINCIPAL ECONOMIC TERMS......................................S-4
FORMATION OF THE TRUST..................................................S-15
RISK FACTORS............................................................S-15
DESCRIPTION OF THE DEPOSITED ASSETS.....................................S-18
[DESCRIPTION OF CREDIT SUPPORT].........................................S-23
[SWAP AGREEMENTS........................................................S-24
DESCRIPTION OF THE CERTIFICATES.........................................S-25
DESCRIPTION OF THE TRUST AGREEMENT......................................S-31
CERTAIN LEGAL ASPECTS OF THE DEPOSITED ASSETS...........................S-35
MATERIAL FEDERAL INCOME TAX CONSEQUENCES................................S-35

ERISA CONSIDERATIONS....................................................S-42
METHOD OF DISTRIBUTION..................................................S-43
LISTING.................................................................S-44
RATINGS.................................................................S-45
LEGAL OPINIONS..........................................................S-45
INDEX OF TERMS FOR THE PROSPECTUS SUPPLEMENT............................S-46

                                  Prospectus


Where You Can Find More Information........................................3
Incorporation of Certain Documents by Reference............................3
Reports to Certificateholders..............................................4
Important Currency Information.............................................4
Risk Factors...............................................................4
The Depositor..............................................................7
Use of Proceeds............................................................8
Formation of the Trusts....................................................8
Maturity and Yield Considerations..........................................9
Description of the Certificates...........................................10
Description of Deposited Assets and Credit Support........................28
Description of the Trust Agreement........................................39
Currency Risks............................................................48
Plan of Distribution......................................................50
Legal Opinions............................................................51
Index of Principal Terms.................................................A-1


THE UNDERWRITER[S] MAY ENGAGE IN TRANSACTIONS THAT STABILIZE, MAINTAIN OR OTHERWISE AFFECT THE PRICE OF THE CERTIFICATES, INCLUDING OVER-ALLOTMENT, STABILIZING AND SHORT-COVERING TRANSACTIONS IN SUCH SECURITIES AND THE IMPOSITION OF PENALTY BIDS, IN EACH CASE IN CONNECTION WITH THE OFFERING OF THE CERTIFICATES. FOR A DESCRIPTION OF THESE ACTIVITIES, SEE "METHOD OF DISTRIBUTION."

                           ------------------------

For 90 days following the date of this prospectus supplement, all dealers selling the offered certificates are required to deliver a prospectus supplement and prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriter of the offered certificates and with respect to their unsold allotments or subscriptions.

You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different information.

We are not offering the offered certificates in any state where the offer is not permitted.

 ------------------------------------------------------------------------------
                      SUMMARY OF PRINCIPAL ECONOMIC TERMS

                      This summary highlights selected information from this document and does not contain all of the information that you need to consider in making your investment decision. To understand all of the terms of the offering of the Class [ ] Certificates, read carefully this entire document and the accompanying prospectus.

                      This summary provides an overview of certain calculations, cash flow priorities and other information to aid your understanding and is qualified by the full description of these calculations, cash flow priorities and other information in this prospectus supplement and the accompanying prospectus. Some of the information consists of forward-looking statements relating to future economic performance or projections and other financial items.

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    The Certificates

    Depositor..................................         CSFB Asset Repackaging Depositor LLC, an indirect
                                                        wholly owned subsidiary of Credit Suisse First
                                                        Boston LLC. See "The Depositor" in the accompanying
                                                        prospectus.

    The Trust..................................         The Depositor and [ ], as trustee (the "Trustee"),
                                                        will form the Pass-Through Repackaged Trust
                                                        Certificates (PARTS), [ ] Series 200[ ]-[ ] Trust
                                                        (the "Trust") pursuant to the Trust Agreement.

    Certificates................................        The Class [ ] Certificates are being offered hereby
                                                        and will be issued pursuant to the Trust Agreement.
                                                        [The Trust will also issue Class [ ] Certificates in
                                                        an aggregate initial [principal] [notional] amount
                                                        of $[ ] which are not being offered hereby.] The
                                                        Class [ ] Certificates will be [principal]
                                                        [interest]-only certificates and will not entitle
                                                        holders thereof to distributions of [interest]
                                                        [principal].]

    [Initial Number of Class [ ] Certificates]....      [ ] [$] [ ].

    Distribution Date[s]...........................     [ ], or if any such date is not a Business Day, the
                                                        next succeeding Business Day, commencing [ ].

    Record Date....................................     The [ ] day immediately preceding each Distribution
                                                        Date.

    Final Scheduled Distribution Date..............     The Distribution Date in [ ].

    [Rate Determination Date]......................     [For each Interest Accrual Period, [ ].]
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                                                    S-4

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    Original Issue Date............................     [ ].

    [Initial] Interest Rate........................     [The Certificates will bear interest at a fixed
                                                        interest rate of [ ]% per annum.] [The Variable
                                                        Interest Rates applicable to the calculation of the
                                                        interest distributable on any Distribution Date on
                                                        the Certificates [(other than the Class [ ]
                                                        Certificates)] are equal to [describe method for
                                                        determining variable rates]. The initial Variable
                                                        Interest Rates for the Class [ ] Certificates [,]
                                                        [and] the Class [ ] Certificates [and specify
                                                        others] are approximately [ ]% [,] [and] [ ]% [and [
                                                        ]%] per annum, respectively.]

    Cut-off Date...................................     [ ].

    Deposited Assets [and Credit Support]..........     The Deposited Assets will consist [solely]
                                                        [primarily] of the Underlying Securities, which will
                                                        be subject to the Call Warrants [and describe any
                                                        assets which relate to the Underlying Securities].
                                                        [The Trust will also have rights under the Swap
                                                        Agreement]. See "--Redemptions Upon Exercise of the
                                                        Call Warrants", "--The Underlying Securities" [,
                                                        "--Other Deposited Assets"] [, "Swap Agreements"]
                                                        and "Description of the Deposited Assets."

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                                                    S-5

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    Distributions...............................        Except as provided below, holders of the Class [ ]
                                                        Certificates will be entitled to receive on each
                                                        Distribution Date, to the extent of Available Funds,
                                                        after reimbursement of the Trustee for any
                                                        extraordinary expenses incurred pursuant to the
                                                        instructions of all the certificateholders:

                                                        o   distributions of interest [received on [or with
                                                            respect to] the Underlying Securities [and
                                                            floating amounts received by the Trustee from the
                                                            Swap Counterparty under the Swap Agreement] to the
                                                            extent necessary to pay interest at the
                                                            [applicable Interest Rate] [rate of [ ]% per annum
                                                            on the outstanding principal balance] of the Class
                                                            [ ] Certificates], [and]

                                                        o   distributions of principal [received on [or with
                                                            respect to] the Underlying Securities or pursuant
                                                            to an exercise of the Call Warrants [and amounts
                                                            received by the Trust if the Swap Counterparty is
                                                            required to make a termination payment under the
                                                            Swap Agreement] to the extent necessary to pay the
                                                            outstanding principal balance of the Class [ ]
                                                            Certificates]] [, and]

                                                        o   [distributions allocable to premium (if any) in an
                                                            amount equal to all payments of premium (if any)
                                                            received on the Underlying Securities [or pursuant
                                                            to an exercise of the Call Warrants] for the
                                                            applicable Collection Period.]

                                                        [Notwithstanding the foregoing, in the event that
                                                        the Underlying Securities are redeemed, prepaid or
                                                        liquidated, in whole or in part, for any reason
                                                        other than due to [specify] or the exercise of the
                                                        Call Warrants, Available Funds will be allocated,
                                                        after reimbursement of the Trustee for any
                                                        extraordinary expenses incurred pursuant to the
                                                        instructions of all the certificateholders,
                                                        [describe allocation]. See "Description of the
                                                        Certificates--Collections and Distributions."]

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                                                    S-6

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                                                        Distributions will be made to certificateholders
                                                        only if, and to the extent that, the Trust receives
                                                        payments on or with respect to the Underlying
                                                        Securities [and the Swap Agreement]. [In the event
                                                        that principal distributions with respect to the
                                                        Underlying Securities [and the Swap Agreement] are
                                                        insufficient to pay the outstanding principal
                                                        balances of the Class [ ] Certificates and the Class
                                                        [ ] Certificates, the holders will share in such
                                                        principal distributions on a pro rata basis based on
                                                        the outstanding principal balances of their
                                                        respective Certificates.] [The holders of the Class
                                                        [ ] Certificates will be entitled to receive on each
                                                        Distribution Date distributions allocable to
                                                        interest in an amount equal to [describe stripped
                                                        interest].] [The holders of the Class [ ]
                                                        Certificates will not be entitled to receive any
                                                        distributions allocable to principal or premium (if
                                                        any).] See "Description of the
                                                        Certificates--Collections and Distributions."

    Special Distribution Dates..................        If a payment with respect to the Underlying
                                                        Securities is made to the Trustee after the
                                                        Distribution Date on which such payment was
                                                        scheduled to be distributed to certificateholders or
                                                        in connection with the redemption, prepayment or
                                                        liquidation of the Underlying Securities or an
                                                        exercise of Call Warrants, in whole or in part, then
                                                        the Trustee will distribute any such amounts
                                                        received on the next occurring Business Day (a
                                                        "Special Distribution Date") as if the funds had
                                                        constituted Available Funds on the Distribution Date
                                                        immediately preceding such Special Distribution
                                                        Date; provided, however, that the Record Date for
                                                        such Special Distribution Date shall be [ ] Business
                                                        Day[s] prior to the day on which the related payment
                                                        was received from the Underlying Securities Trustee.


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                                                    S-7

----------------------------------------------------------------------------------------------------------------------------------
    Redemptions Upon Exercise of Call Warrants.....     The Call Warrants on the Underlying Securities
                                                        permit the holders thereof to purchase all of the
                                                        Underlying Securities from the Trust, upon notice of
                                                        not more than [60] nor less than [20] days to the
                                                        Trustee, on any [Business Day] occurring on or after
                                                        [ ], or earlier if (i) the Underlying Securities
                                                        Issuer announces that it will redeem, prepay or
                                                        otherwise make an unscheduled payment on the
                                                        Underlying Securities, (ii) the Trustee notifies the
                                                        certificateholders of any proposed sale of the
                                                        Underlying Securities following the occurrence of an
                                                        Underlying Securities Event of Default or an SEC
                                                        Reporting Failure (each as herein defined) or (iii)
                                                        the Underlying Securities Issuer or an affiliate
                                                        thereof consummates a tender offer for some or all
                                                        of the Underlying Securities.


                                                        The Call Warrants may be exercised in whole and not
                                                        in part. An exercise of the Call Warrants will
                                                        result in the redemption of all of the Certificates.

                                                        o  Any redemption of [Class [ ]] Certificates
                                                           resulting from an exercise of the Call Warrants will
                                                           be at a price equal to 100% of the principal amount
                                                           of the [Class [ ]] Certificates to be redeemed
                                                           (i.e., an amount equal to $[ ] per [Class [ ]]
                                                           Certificate), plus accrued and unpaid interest at
                                                           the Interest Rate to the Call Date [, plus a
                                                           redemption premium equal to $[ ] per [Class [ ]]
                                                           Certificate]; [no other redemption or other premium
                                                           will be paid].


                                                        See "Description of the Certificates--The Call
                                                        Warrants; Redemption Upon Exercise of the Call
                                                        Warrants."

    Optional Termination...........................     [The Depositor may purchase at a price equal to the
                                                        principal amount of the Underlying Securities all
                                                        the Deposited Assets in the Trust on any
                                                        Distribution Date on which the aggregate principal
                                                        amount of the Underlying Securities remaining in the
                                                        Trust is less than [10%] of the aggregate principal
                                                        amount of the Deposited Assets as of the Cut-off
                                                        Date. This would cause the termination of the Trust
                                                        and early retirement of the certificates. [Specify
                                                        any other purchase or repurchase option of the
                                                        Depositor.] See "Description of the Trust
                                                        Agreement--Termination" herein and "Description of
                                                        Trust Agreement--Termination" in the prospectus.]
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                                                    S-8

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    Denominations; Specified Currency..............     The Class [ ] Certificates [,] [and Class [ ]
                                                        Certificates] [and specify others] will be
                                                        denominated and payable in [U.S. dollars] [ ] (the
                                                        "Specified Currency") and will each have an initial
                                                        [principal] [notional] balance of $[ ].

    Interest Accrual Periods.......................     [Monthly] [Quarterly] [Semi-annual] periods (or, in
                                                        the case of the first Interest Accrual Period, from
                                                        and including the Original Issue Date to, but
                                                        excluding, the first Distribution Date).

    Form of Security...............................     Book-entry certificates with The Depository Trust
                                                        Company ("DTC")] [specify other Depositary]. See
                                                        "Description of the Certificates--General."
                                                        Distributions will be settled in [immediately
                                                        available (same-day)] [clearinghouse (next-day)]
                                                        funds.

    Trustee........................................     [     ].

    [Administrative Agent].........................     [      ].

    Ratings........................................     It is a condition to the issuance of the Class [ ]
                                                        Certificates that the Class [ ] Certificates be
                                                        rated not lower than the Underlying Securities are
                                                        rated. As of the date of this prospectus supplement,
                                                        the Underlying Securities are rated [ ] by [ ] [and
                                                        [ ] by [ ]]. See "Summary of Principal Economic
                                                        Terms--The Certificates--Ratings." A security rating
                                                        is not a recommendation to buy, sell or hold
                                                        securities and may be subject to revision or
                                                        withdrawal at any time by the assigning rating
                                                        agency. A security rating does not address the
                                                        occurrence or frequency of redemptions or
                                                        prepayments on, or extensions of the maturity of,
                                                        the Underlying Securities, or the corresponding
                                                        effect on yield to investors [or whether investors
                                                        in the Class [ ] Certificates may fail to recover
                                                        fully their initial investment]. See "Ratings."

    [Collection Period]............................     [With respect to a Distribution Date, the period beginning on
                                                        [    ] and ending at the close of business on [      ].]

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                                                    S-9

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    Material Federal Income Tax
    Consequences...............................         In the opinion of Sidley Austin Brown & Wood LLP
                                                        ("Federal Tax Counsel"), the Trust will not be
                                                        classified as an association or publicly traded
                                                        partnership taxable as a corporation for federal
                                                        income tax purposes. The parties will take the
                                                        position that, although not free from doubt, the
                                                        Trust will constitute [a grantor trust] [a
                                                        partnership] [other] for federal income tax
                                                        purposes, and consequently, each holder of a
                                                        Certificate will be treated for federal income tax
                                                        purposes as the owner of a pro rata undivided
                                                        interest in the Underlying Securities [and as having
                                                        issued a pro rata portion of the Call Warrants] [and
                                                        Swap Agreement]. See "Material Federal Income Tax
                                                        Consequences."

    ERISA Considerations........................        An employee benefit plan subject to the Employee
                                                        Retirement Income Security Act of 1974, as amended
                                                        ("ERISA"), including an individual retirement
                                                        account (an "IRA") or Keogh plan (a "Keogh") (each,
                                                        a "Plan") should consult its advisors concerning the
                                                        ability of such Plan to purchase Class [ ]
                                                        Certificates under ERISA or the Code. See "ERISA
                                                        Considerations."

    [Listing]...................................        [The Class [ ] Certificates have been approved for
                                                        listing, subject to official notice of issuance, on
                                                        the [New York] [American] [other] Stock Exchange.
                                                        However, it is unlikely that trading of the Class [
                                                        ] Certificates on the [New York] [American] [other]
                                                        Stock Exchange will be active. See "Listing."]

The Underlying Securities
-------------------------

Underlying Securities..........................         [A [ ]%] [floating rate] [publicly traded debt
                                                        security due [ ] [A pool of publicly issued [debt
                                                        securities of various issuers] [preferred securities
                                                        of trusts organized to issue trust-originated
                                                        preferred securities] [United States treasury
                                                        securities] [debt securities of various United
                                                        States government sponsored entities] [debt
                                                        securities of various foreign government issuers]
                                                        [equipment trust certificates issued by trusts or
                                                        other special purpose entities], having an aggregate
                                                        principal amount of $[ ].

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                                                    S-10

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Underlying Securities Issuer...................         [Specify issuer] [Pool of various domestic
                                                        corporations, limited liability companies, banking
                                                        organizations and insurance companies.] [A trust or
                                                        other legal entity organized under the laws of [ ]
                                                        to issue [trust preferred securities] [equipment
                                                        trust certificates] [notes].] [A [ ]%]-[floating
                                                        rate] [United States treasury securities] [debt
                                                        securities of various United States government
                                                        sponsored entities ("GSEs")] [Government Trust
                                                        Certificates ("GTCs")] [Pool of various foreign
                                                        private issuers], having an aggregate principal
                                                        amount of $[ ].

[Underlying Securities Guarantor]..............         [Specify Underlying Securities Guarantor, if any.]

[Underlying Securities Guarantee]..............         [Describe Underlying Securities Guarantee, if any.]

[Foreign Government Guarantor].................         [Specify Foreign Government Guarantor, if any.]

[GSE Issuer]...................................         [Specify GSE issuer] [Pool of various GSE issuers].

Underlying Securities Trustee..................         [      ].

[Underlying Securities Fiscal and Paying
Agent].........................................         [      ].

Underlying Securities Original Issue Date......         [      ].

Underlying Securities Final Payment Date.......         [      ].

[Amortization].................................         [Describe amortization schedule, if any].

Exercise of Call Warrants......................         The Call Warrants on the Underlying Securities
                                                        permit the holders thereof to purchase the
                                                        Underlying Securities in whole from the Trust. See
                                                        "--The Certificates--The Call Warrants; Redemption
                                                        Upon Exercise of Call Warrants."

Denominations[; Underlying Securities
Currency]....................................           The Underlying Securities are [denominated and
                                                        payable in [U.S. dollars] [ ] and are] available in
                                                        minimum denominations of $[ ] and [multiples
                                                        thereof] [multiples of $[ ]].

Underlying Securities Payment Dates............         [      ] and [      ].

----------------------------------------------------------------------------------------------------------------------------------



                                                    S-11

----------------------------------------------------------------------------------------------------------------------------------

Underlying Securities Rate.....................         [ % per annum.] [A [Weighted Average] rate per annum
                                                        equal to [specify interest rate formula for debt
                                                        security].]

Underlying Securities Interest Accrual
Periods........................................         [Monthly] [Quarterly][Semi-annual] periods.

[Priority].....................................         [Describe senior or subordinated status or
                                                        liquidation preference of any of Underlying
                                                        Securities].

[Security].....................................         [Describe existence of any security for obligations
                                                        or state that Underlying Securities are unsecured].

[Redemption/Defeasance/Other Features].........         [Describe existence of any
                                                        redemption, defeasance right or other material
                                                        features applicable to the Underlying Securities].

Form of Security...............................         Book-entry debt securities with DTC [listed on the
                                                        [New York] [American] Stock Exchange [specify other
                                                        listing]].

[Underlying Securities Trustee]................         [ ] [The Underlying Securities have been issued
                                                        pursuant to an indenture between [ ] and the
                                                        Underlying Securities Issuer].

[Fiscal and Paying Agent]......................         [ ] [The Underlying Securities have been issued
                                                        pursuant to a fiscal and paying agency agreement,
                                                        between [ ] and the Underlying Securities Issuer]
                                                        [specify other agreement].

Ratings........................................         As of the date of this prospectus supplement, the
                                                        Underlying Securities are rated [[ ] by [ ] [and [ ]
                                                        by [ ]]. A rating of the Underlying Securities is
                                                        not a recommendation to purchase, hold or sell such
                                                        Underlying Securities, and there can be no assurance
                                                        that a rating will remain for any given period of
                                                        time or that a rating will not be revised or
                                                        withdrawn entirely by a rating agency if in its
                                                        judgment circumstances in the future so warrant. See
                                                        "Ratings."

----------------------------------------------------------------------------------------------------------------------------------



                                                    S-12

----------------------------------------------------------------------------------------------------------------------------------



[Swap Agreement]
---------------
Swap Counterparty..............................         [ ] will serve as the Swap Counterparty. [The
                                                        payment obligations of the Swap Counterparty under
                                                        the Swap Agreement will be fully and unconditionally
                                                        guaranteed by the Swap Guarantor.] The Swap
                                                        [Counterparty] [Guarantor] currently has a long-term
                                                        credit rating of "[ ]" from Moody's and "[ ]" from
                                                        S&P.



Swap Agreement.................................         The Swap Counterparty will enter into [an interest
                                                        rate swap] [other] transaction with the Trust. The
                                                        Trust will [receive from] [pay to] the Swap
                                                        Counterparty an amount equal to $[ ] on the Closing
                                                        Date, [out of the proceeds received from the sale of
                                                        the Certificates] [a portion of the [interest]
                                                        [principal] amounts the Trust receives on the
                                                        Underlying Securities]. The Trust will receive
                                                        payments under the Swap Agreement on [the same dates
                                                        on which the Trust makes distributions on the
                                                        Certificates] [the final Scheduled Distribution
                                                        Date]. [The Trust will apply the payments it
                                                        receives under the Swap Agreement to make
                                                        distributions of interest [and principal] on the
                                                        Certificates.]]

Swap Guarantor.................................         [                 ].

Calculation Agent..............................         [                 ].

Reset Dates....................................         [                 ].

Early Termination Payment......................         [insert description of early termination payment provisions]

[Other Deposited Assets]
-----------------------

-------------------------------------------------------------------------------

[Provide similar tabular summary description of the principal economic terms of any credit support or other ancillary or incidental asset].

-----------------------------------------------------------------------------

This prospectus supplement provides only selected summary information with respect to the Underlying Securities Issuer [the Swap Counterparty] [the Swap Guarantor] [or the Underlying Securities Guarantor]. No investigation of the Underlying Securities Issuer [the Swap Counterparty] [the Swap Guarantor] [or the Underlying Securities Guarantor] (including, without limitation, any investigation as to their financial condition or creditworthiness) or of the Underlying Securities (including, without limitation, any investigation as to their ratings) has been made by the Depositor, the Trustee or the Underwriters in connection with the issuance of the [Certificates]. Potential certificateholders should obtain and evaluate the same information concerning the Underlying Securities Issuer [and the Underlying Securities Guarantor] as they would obtain and evaluate if they were investing directly in the Underlying Securities or in other securities issued [or guaranteed ]by the Underlying Securities Issuer [or the Underlying Securities Guarantor]. Neither the Depositor nor any Underwriter has (i) participated in the preparation of the Underlying Securities offering document or any other publicly available information about the Underlying Securities, the agreements relating to the Underlying Securities, the Underlying Securities Issuer [the Swap Counterparty] [the Swap Guarantor] [or the Underlying Securities Guarantor], or (ii) made any due diligence inquiry with respect to the information in such documents. The inquiry made by the Depositor and the Underwriters has been limited to a review of information regarding the Underlying Securities filed with the SEC by the Underlying Securities Issuer [or the Underlying Securities Guarantor]. However, events affecting the Underlying Securities, the Underlying Securities Issuer [or the Underlying Securities Guarantor] may have occurred since the date such documents or reports were made public, which may not yet have been publicly disclosed. Such events could affect the accuracy or completeness of the publicly available documents described above.
------------------------------------------------------------------------------

                            FORMATION OF THE TRUST

          The Trust will be formed pursuant to the trust agreement (including the [ ] Series 200[ ]-[ ] supplement) between CSFB Asset Repackaging Despositor LLC ("Depositor") and the Trustee (the "Trust Agreement"). At the time of the execution and delivery of the [ ] Series 200[ ]-[ ] supplement, the Depositor will deposit Underlying Securities in an aggregate principal amount of $[ ] (the "Underlying Securities") in the Trust subject to its retention of the rights evidenced by the Call Warrants, and the Trust will issue the [ ] Class [ ] Certificates offered hereby. The Trustee, on behalf of the Trust, will accept such Underlying Securities, subject to the Call Warrants and will deliver the Certificates in accordance with the instructions of the Depositor. [The Trust will enter into the Swap Agreement on the Closing Date and, in connection therewith, the Swap Counterparty will make a payment of $[ ] to the Trust which will be applied toward the payment of the purchase price of the Underlying Securities] [describe payments made on the Closing Date, if any].

          The Underlying Securities have been or will be purchased by the Depositor in the secondary market (either directly or through an affiliate of the Depositor). The Underlying Securities (other than Underlying Securities which are issued by the United States of America) will not be acquired from the Underlying Securities Issuer as part of any distribution by or pursuant to any agreement with such issuer. [Neither the] [The] Underlying Securities Issuer [nor the Underlying Securities Guarantor] [is not] [are] participating in this offering and [neither] will [not] receive any of the proceeds of the sale of the Underlying Securities to the Depositor or the issuance of the Certificates. [Neither the Depositor nor any of its affiliates participated in the initial public offering of the Underlying Securities] [Credit Suisse First Boston LLC, an underwriter of the Class [ ] Certificates and an affiliate of the Depositor, participated in the initial public offering of the Underlying Securities as a [co-underwriter] [underwriter]].

                                 RISK FACTORS

          No due diligence investigation of the Underlying Securities, the Underlying Securities Issuer [the Swap Counterparty] [the Swap Guarantor] [or the Underlying Securities Guarantor] has been made by the Depositor, the Underwriter[s] or the Trustee in connection with the offering of the Class [ ] Certificates.

          [Credit Suisse First Boston LLC participated in the initial public offering of the Underlying Securities and considered certain financial information related to the Underlying Securities Issuer in connection with such offering. However, in] [In] connection with the present offering, none of the Depositor, the Underwriter[s] or the Trustee (a) has made, or will make, any due diligence investigation of the business, operations or condition, financial or otherwise, or creditworthiness of the Underlying Securities Issuer [the Swap Counterparty] [the Swap Guarantor] [or the Underlying Securities Guarantor] or (b) has verified, or will verify, any reports or information filed by the Underlying Securities Issuer [the Swap Counterparty] [the Swap Guarantor] [or the Underlying Securities Guarantor] with the Securities and Exchange Commission or any other comparable U.S. or international government agency or otherwise made available to the public. It is strongly recommended that prospective investors in the Class [ ] Certificates consider and evaluate publicly available financial and other information regarding the Underlying Securities Issuer [the Swap Counterparty] [the Swap Guarantor] [and the Underlying Securities Guarantor]. The issuance of the Certificates should not be construed as an endorsement by the Depositor, the Underwriter[s] or the Trustee of the financial condition or business prospects of the Underlying Securities Issuer [the Swap Counterparty] [the Swap Guarantor] [or the Underlying Securities Guarantor]. See "Description of the Deposited Assets."

          The Underlying Securities Issuer [, the Swap Counterparty] [, the Swap Guarantor] [and the Underlying Securities Guarantor] [is] [are] the only source[s] of payment for the Class [ ] Certificates.

          The Class [ ] Certificates do not represent an interest in, or obligation of, the Depositor, the Trustee or any of their affiliates. The payments made by the Underlying Securities Issuer [, the Swap Counterparty] [, the Swap Guarantor] [or the Underlying Securities Guarantor] on the Underlying Securities [and amounts due under the Swap Agreement] are the only source[s] of payment for your Class [ ] Certificates. The Underlying Securities Issuer [, the Swap Counterparty] [, the Swap Guarantor] [and the Underlying Securities Guarantor] are subject to laws permitting bankruptcy, moratorium, reorganization and other related actions, and financial difficulties experienced by the Underlying Securities Issuer [, the Swap Counterparty] [, the Swap Guarantor] [or the Underlying Securities Guarantor] could result in delays in payment, partial payment or nonpayment of the Underlying Securities [or amounts due under the Swap Agreement] and, in turn, your Class [ ] Certificates. In the event of nonpayment on the Underlying Securities [or amounts due under the Swap Agreement], you will bear the loss resulting from such nonpayment. See "Description of the Certificates."

          If an Underlying Securities Event of Default occurs on or before the Distribution Date in [ ], then the Depositor will share pro rata with the certificateholders in proceeds of the Underlying Securities to the extent of its claim for accrued interest.

          On the Distribution Date in [ ], the Trustee will pay the Depositor, to the extent available from payments on the Underlying Securities, an amount equal to interest accrued on the Underlying Securities from [ ] to, but excluding, the Original Issue Date. If the Depositor is not paid such amount on such date, it will have a claim for such amount. In satisfaction of that claim, the Depositor will receive its pro rata share, based on the ratio the amount owed to the Depositor bears to all amounts owed on the Certificates in respect of accrued interest, of any proceeds from the recovery on the Underlying Securities. See "Description of the Trust Agreement."

          Upon the occurrence of an Underlying Securities Event of Default [early termination of the Swap Agreement] or an SEC Reporting Failure, funds received by the Trust will be allocated to the holders of the Class [ ] Certificates and the Class [ ] Certificates and may result in significant losses to such holders.

                  If the Underlying Securities are redeemed, prepaid or liquidated in whole or in part due to the occurrence of an Underlying Securities Event of Default or an SEC Reporting Failure, funds received by the Trust and available for distribution to certificateholders will be allocated to the holders of the Class [ ] Certificates and the Class [ ] Certificates [subject to payment to the Swap Counterparty of any termination payment by the Trust] in accordance with a formula which is based on the present value of the amounts due, or to become due, on such Certificates. Any such allocation of funds would likely cause the holders of the Class [ ] Certificates to receive less than they would have received if payments on the Underlying Securities were made as scheduled. In the past, issuers of Underlying Securities have elected to cease filing reports with the SEC, thus triggering an SEC Reporting Failure and a liquidation of Underlying Securities. The resulting allocation to holders of certificates from the funds received by the Trust has resulted in significant losses to such holders of certificates. See "Description of the Certificates--Collections and Distributions" and "--SEC Reporting Failure."

          [The Trust may be liable for swap termination payments in the event of early termination.]

          [The Swap Agreement] [Each swap transaction] may be terminated early if [terms to be specified.] [At any time of early termination, the Swap Agreement or an individual swap transaction may have value to either the Trust or the Swap Counterparty; if so, the other party will be required to pay that value as a termination payment. The termination payment corresponds to (i) the estimated cost, at prevailing market values, that would be incurred by the Trust or its Swap Counterparty to enter into a replacement Swap Agreement (which cost depends on the comparative value of the remaining payments to be made by the Trust and the remaining payments to be made by the Swap Counterparty) or (ii) the losses suffered by the Trust or its Swap Counterparty as a result of the termination of the Swap Agreement. Holders of the Certificates will effectively pay [will be charged] any termination payment payable by the Trust, in proportion to the amount of their investment, up to the limit of the Trust's assets. The value of the Swap Agreement may be highly volatile, and it is not possible to estimate the maximum amount of the termination payment.]

          Certificateholders are not likely to receive any [redemption premium or] market value appreciation due to the ability of the Call Warrant holders to purchase the Underlying Securities from the Trust, which would cause all of the Certificates to be redeemed.

          In certain circumstances, redemption of the Underlying Securities involves the payment of a redemption premium. In addition, the market value of the Underlying Securities may increase to a value in excess of their face amounts. However, in such circumstances it is likely that the Call Warrant holders will exercise their right to call the Underlying Securities. The right of the Call Warrant holders to purchase the Underlying Securities after a redemption or other premium payment event is announced will effectively reserve to the Call Warrant holders the right to receive any premium in excess of the limited premium payable to the holders of the [Class [ ]] Certificates in the event of a redemption prior to [ ] and similarly reserve to the Call Warrant holders the right to realize the resulting gain in the event of an increase in the aggregate market value of the Underlying Securities above the aggregate par value of the [Class [ ]] Certificates on the Original Issue Date. If a Call Warrant holder does exercise its right, a certificateholder will receive less than if the certificateholder directly owned the Underlying Securities and will not receive any premium or any excess of the Underlying Securities' market value over their face amounts.

          A change or withdrawal by any Rating Agency of its initial rating may reduce the market value of the Class [ ] Certificates.

          At the time of issuance, the Class [ ] Certificates will have ratings assigned by [ ] and [ ] equivalent to the ratings of the Underlying Securities, which, as of the date of this prospectus supplement were [ ] by [ ] and [ ] by [ ]. It is expected that the ratings of the Class [ ] Certificates will change if the ratings of the Underlying Securities change.

          Any rating issued with respect to the Class [ ] Certificates is not a recommendation to purchase, sell or hold a security inasmuch as such ratings do not comment on the market price of the Class [ ] Certificates or their suitability for a particular investor. There can be no assurance that the ratings will remain for any given period of time or that the ratings will not be revised or withdrawn entirely by any rating agency if, in its judgment, circumstances (including, without limitation, the rating of the Underlying Securities) so warrant. A revision or withdrawal of any such rating may have an adverse effect on the market price of the Class [ ] Certificates.

          [Describe risk factors applicable to the specific Underlying Securities and other Deposited Assets and the particular structure of the Certificates being offered, including factors relating to the yield on the Certificates and risks associated with the Deposited Assets (including any material risks as a result of any repurchase option and the inclusion in the Deposited Assets of GTCs) and the terms thereof, as described elsewhere herein.]

          [The Underlying Securities are not guaranteed by the federal government or any agency or instrumentality thereof, other than the issuer of the Underlying Securities.]

          [Conflicts of interest among the various affiliates of Credit Suisse First Boston LLC that are parties to this transaction may have an adverse effect on the Certificates.]

          [Credit Suisse First Boston LLC and other affiliates of the Depositor may commence, maintain or continue to maintain commercial relationships with respect to the Underlying Securities Issuer or its affiliates. In particular, affiliates of the Depositor may provide investment banking and other financial services, and may enter into derivative transactions with, the Underlying Securities Issuer or its affiliates. Affiliates of the Depositor may also hold long or short positions with respect to securities or other obligations of the Underlying Securities Issuer or its affiliates (including the Underlying Securities), or may enter into credit derivative or other derivative transactions with third parties with respect to those obligations. In connection with those transactions, affiliates of the Depositor may exercise or enforce rights against, and may otherwise act with respect to, the Underlying Securities Issuer or its affiliates without regard to the issuance of the Certificates and the related transactions described in this prospectus supplement. Any such actions might have an adverse effect on the Underlying Securities, the Underlying Securities Issuer or the Underlying Securities Guarantor, the ability of the Trust to exercise or enforce any rights with respect to the Underlying Securities or the value of the Certificates. In the case of a bankruptcy or insolvency of the Underlying Securities Issuer or its affiliates, or any other default under securities or other obligations of the Underlying Securities Issuer or its affiliates (including the Underlying Securities), the interests of holders of the Certificates with respect to Underlying Securities held by the Trust may be in conflict with the interests of affiliates of the Depositor that have entered into transactions with the Underlying Securities Issuer or its affiliates.]

 See "Risk Factors" and "Maturity and Yield Considerations" in the prospectus.

                      DESCRIPTION OF THE DEPOSITED ASSETS

General

                  The Trust will have no significant assets from which to make distributions of amounts due in respect of the Certificates other than the Underlying Securities [and the Swap Agreement]. Consequently, the ability of certificateholders to receive distributions in respect of the Certificates will depend entirely on the Trust's receipt of payments on the Underlying Securities [and payments received under the Swap Agreement]. This prospectus supplement sets forth certain relevant terms with respect to the Underlying Securities, but does not provide detailed information with respect to the Underlying Securities Issuer[s] [, [any] [the] Underlying Securities Guarantor] or the Underlying Securities. This prospectus supplement relates only to the Class [ ] Certificates offered hereby. Prospective purchasers of the Class [ ] Certificates should consider carefully the financial condition of the Underlying Securities Issuer [and the Underlying Securities Guarantor] and [its] [their] [respective] abilities to make payments in respect of the Underlying Securities. All disclosure contained herein with respect to the Underlying Securities is derived from publicly available documents. [Describe publicly available documents, including Exchange Act reporting number of Underlying Securities Issuer or Underlying Securities Guarantor.] [The Underlying Securities [Issuer] [Guarantor] makes available to the public upon request certain annual financial and other information.]

          No investigation has been made of the financial condition or creditworthiness of the Underlying Securities Issuer [or the Underlying Securities Guarantor] in connection with the issuance of the Class [ ] Certificates. The Underlying Securities [Issuer] [Guarantor] is [not] subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). NONE OF THE DEPOSITOR, THE UNDERWRITER[S] OR THE TRUSTEE HAS PARTICIPATED IN THE PREPARATION OF SUCH REPORTING DOCUMENTS, OR MADE ANY DUE DILIGENCE INVESTIGATION WITH RESPECT TO THE INFORMATION PROVIDED THEREIN.

          [The Trust will have no significant assets other than the Underlying Securities [and the Swap Agreement] from which to make distributions of amounts due in respect of the Certificates. Consequently, the ability of certificateholders to receive distributions in respect of the Certificates will depend entirely on the Trust's receipt of payments on the Underlying Securities [and payments received under the Swap Agreement]. Prospective purchasers of the Class [ ] Certificates should consider carefully the financial condition of the Underlying Securities Issuer [and the Underlying Securities Guarantor] and [its] [their] respective abilities to make payments in respect of the Underlying Securities. This prospectus supplement relates only to the Class [ ] Certificates offered hereby. All information contained in this prospectus supplement regarding the Underlying Securities [and] [,] the Underlying Securities Issuer [and the Underlying Securities Guarantor] is derived solely from publicly available documents.]

          The Underlying Securities (i) either will have been (a) previously registered under the Securities Act or (b) are eligible for sale under Rule 144(k) of the Securities Act; and (ii) will be acquired in bona fide secondary market transactions, not from the issuer or an affiliate of the issuer of the Underlying Securities.

[Use the following where the Underlying Securities consist of a pool of obligations of multiple obligors.]

          [The Deposited Assets will consist primarily of the Underlying Securities, which are a pool of [treasury securities] [and] publicly traded debt securities, trust preferred securities or term preferred stock of [domestic corporations, limited liability companies, banking organizations and insurance companies] [U.S. government-sponsored entities ("GSEs")] [Government Trust Certificates ("GTCs")]. [The Deposited Assets will consist primarily of the Underlying Securities, which are a pool of publicly issued debt securities. The Underlying Securities will be purchased by the Depositor in the secondary market (either directly or through an affiliate of the Depositor) and will be deposited into the Trust. The Underlying Securities will not be acquired either from the respective obligors on the Underlying Securities or pursuant to any distribution by or agreement with such obligors.

          The composition of the Underlying Securities pool and the distribution by ratings, remaining term to maturity and interest rate of the Underlying Securities as of the Cut-off Date are as set forth below:

                 Composition of the Underlying Securities Pool
                            as of the Cut-off Date

                         Number of Underlying Securities:
                         Aggregate Principal Balance:         [$]
                         Average Principal Balance:           [$]
                         Largest Balance:                     [$]
                         Weighted Average Interest
                         Rate:                                  %

                         Weighted Average Original
                         Term to Maturity:                    years
                         Weighted Average Remaining Term to
                         Maturity:                            years
                         Longest Remaining Term to
                         Maturity:                            years

                    Distribution by Industry Classification
           of the Underlying Securities Pool as of the Cut-off Date

                                                                 Percent of
                                            Aggregate            Aggregate
Industry                                    Principal            Principal
Classification            Number             Balance              Balance
--------------          ----------          ---------           -----------

                        ----------          ---------           -----------

                        ==========          =========           ===========
Total


                        Distribution by Ratings of the
               Underlying Securities Pool as of the Cut-off Date

                                                                    Percent of
                                                Aggregate           Aggregate
                                                Principal           Principal
           Rating            Number             Balance             Balance
           ------            ------             ---------          ----------

           ------            ------             ---------          ----------

Total                        ======             =========          ==========

                  Distribution by Remaining Term to Maturity of the Underlying Securities Pool as of the Cut-off Date

                                                                    Percent of
                                                Aggregate           Aggregate
Remaining Term                                  Principal           Principal
 To Maturity            Number                  Balance             Balance
 -----------            ------                  --------            ---------

Total                   ======                  ========            =========


                     Distribution by Interest Rate of the
               Underlying Securities Pool as of the Cut-off Date


                                                                    Percent of
                                                Aggregate           Aggregate
                                                Principal           Principal
Interest Rate Range     Number                  Balance             Balance
-------------------     ------                  --------            ---------

        % to    %                               [$]                         %
Greater than    %       ------                  --------            ---------
                                                [$]                      100%
Total                   ======                  ========            =========

          [The Underlying Securities consist of debt securities of [domestic corporate issuers] [specify other]]. [The Underlying Securities consist of debt securities issued or guaranteed by foreign private issuers]. [The Underlying Securities consist of [asset-backed securities] [equipment trust certificates] [treasury securities] [debt securities of U.S. government-sponsored entities] [GTCs].] As of the Cut-off Date, [all of] [approximately % of] the Underlying Securities were rated [investment grade] [specify particular rating] by at least one nationally recognized rating agency, and, based on publicly available information, no obligor of any Underlying Security was in default in the payment of any installments of principal, interest or premium (if any) with respect thereto. Any rating of any of the Underlying Securities is not a recommendation to purchase, hold or sell such Underlying Security or the Certificates, and a rating may not remain for any given period of time or may be lowered or withdrawn entirely by a rating agency in the future. See "Ratings" herein and "Risk Factors--Ratings of the Certificates" in the accompanying prospectus regarding considerations applicable to the ratings of the Certificates.]

Underlying Securities

          The Underlying Securities have been issued pursuant to [an] agreement[s] (specify other)) between the [various] [issuer[s] of the Underlying Securities and Underlying Securities [trustee[s]] [fiscal agent[s]] [a certificate of designation]. The following summary describes material terms of the Underlying Securities as set forth in the Underlying Securities offering document, but investors should refer to the indenture[s] [fiscal agency agreement[s]] [certificate[s] of designation] [pooling and servicing agreement[s]] with respect to the Underlying Securities for all the terms governing the Underlying Securities.

          [The following is a summary of the typical Underlying Security Events of Default for each series of Outstanding Debt Securities. [Any additional Underlying Security Events of Default unique to a Concentrated Underlying Security have been described following the summary]:

     o failure to make payments of principal (and premium, if any) and interest to holders of the Outstanding Debt Securities when the same shall be due;

     o material breaches of certain representations, warranties or covenants or failure to observe or perform in any material respect any covenant or agreement continuing for a specified period of time after notice thereof is given to the issuer of the Underlying Securities [or GSE issuer] by [the Underlying Securities trustee or] the holders of not less than a specified percentage of the Outstanding Debt Securities;

     o [failure by the issuer of the Underlying Securities to make any required payment of principal (and premium, if any) or interest with respect to certain of the other outstanding debt obligations of the issuer of the Underlying Securities or the acceleration by or on behalf of the holders thereof of such securities;]

     o certain events of bankruptcy or insolvency relating to the issuer of the [Underlying Securities] [GSE issuer]; and

     o [describe any additional common events of default with respect to the pool of Underlying Securities].]

          As of the Cut-off Date, [all of] [approximately [ ]% of] the Underlying Securities were [subject to [describe any call or other conversion or redemption options applicable to the Underlying Securities]] [and [all of] [approximately [ ]% of] the Underlying Securities were [describe the nature of the obligation represented by such Underlying Securities (i.e., senior, subordinate, secured) and describe commonalities with respect to any subordination or security provisions or collateral].]

          The [pool of] Underlying Securities, together with any other assets described below and any credit support described under "Description of Credit Support," represent the sole assets of the Trust that are available to make distributions in respect of the Certificates.]

          [Use the following with respect to each obligor of Underlying Securities which represent more than 10% of the total Underlying Securities available to make distributions in respect of the Certificates-only a single obligor is referred to for purposes of this section of the form of prospectus supplement.]

          [A significant portion of] [Virtually all of] [All of] the Deposited Assets of the Trust will consist of the [ %] [floating rate] [specify publicly issued security] due [ ] of [specify issuer], having an [aggregate principal amount] [aggregate liquidation preference amount] outstanding as of the Cut-off Date of approximately [$][specify currency] (the "Underlying Securities"). The Underlying Securities [(other than Underlying Securities which are issued by the United States of America)] will be purchased by the Depositor in the secondary market (either directly or through an affiliate of the Depositor) and will be deposited into the Trust. The Underlying Securities will not be acquired either from [name such obligor] or pursuant to any distribution by or agreement with [name such obligor]. [Describe any call or other conversion or redemption options applicable to the Underlying Securities, as well as the nature of the obligation represented by such Underlying Securities (i.e., senior, subordinate, secured)]. As of the Cut-off Date, the foregoing security comprising [ %] of the Underlying Securities was rated [specify investment grade rating] [investment grade] by [specify nationally recognized rating agency or agencies], and, based on publicly available information, the obligor thereon was not in default in the payment of any installments of principal, interest or premium (if any) with respect thereto. Any such rating of such Underlying Securities is not a recommendation to purchase, hold or sell such Underlying Securities or the Certificates, and a rating may not remain for any given period of time or may be lowered or withdrawn entirely by a rating agency in the future. See "Ratings" herein and "Risk Factors--Ratings of the Certificates" in the accompanying prospectus regarding certain considerations applicable to the ratings of the Certificates.

          [According to [name such issuer]'s publicly available documents, [name such issuer] is a [identify form of domestic corporation trust banking organization or insurance company] whose principal executive offices are located at [specify address]. The Depositor is not an affiliate of [name such issuer]. [Name such obligor] is subject to the informational requirements of the Exchange Act and in accordance therewith files reports and other information (including financial information) with the Securities and Exchange Commission ("SEC") [and makes available to the public upon request certain annual reports containing financial and other information]. You can request copies of these documents, upon payment of a duplicating fee, by writing to the SEC. Please call the SEC at (800) SEC-0330 for further information on the operation of its public reference room. Certain SEC filings are also available to the public on the SEC Internet site (http://www.sec.gov). In addition, such reports and other information [can be inspected at the offices of the [New York Stock Exchange at 20 Broad Street, New York, New York 10005] [American Stock Exchange at 86 Trinity Place, New York, New York 10013]] [may be obtained from [name such obligor], according to its most recent annual report, upon written or oral request to [name such obligor]].]

[The Federal National Mortgage Association] [The Federal Home Loan Mortgage Corporation] [The Student Loan Marketing Association] [The Resolution Funding Corporation] [The Federal Home Loan Banks] [Tennessee Valley Authority] [Federal Farm Credit Banks] [Specify other GSE issuer]

          [Describe GSE issuer or pool of various GSE issuers.]

[Government Trust Certificates]

          [Describe GTCs and any guaranty.]

          [The Deposited Assets will also include [direct obligations of the United States of America][any credit support or those assets referred to below][describe any assets which are ancillary or incidental to the Underlying Securities, including hedging contracts such as calls, interest rate swaps, currency swaps, floors, caps and collars, and any cash or other security pledged to support the Underlying Securities] (such assets, together with the Underlying Securities, the "Deposited Assets").]

                        [DESCRIPTION OF CREDIT SUPPORT]

          For the benefit [solely] of the [Offered] [Class [ ] Certificates [and the Class [ ] Certificates]], credit support will be obtained [and will constitute part of the Trust to the extent provided below] to support or ensure the [servicing and] [timely] [ultimate] distribution of amounts due with respect to the Deposited Assets, in the form and amount described below.

[The Letter of Credit

          Simultaneously with the Depositor's assignment of the Deposited Assets to the Trust, the Depositor will obtain the letter of credit from [ ] in favor of the Trustee on behalf of the certificateholders. The letter of credit will be irrevocable and will [support the [timely] [ultimate] remittance of amounts due with respect to the Deposited Assets]. [The maximum amount that the Trustee may draw under the letter of credit will initially be equal to [ ]. The initial amount of the letter of credit will be $[ ]. Thereafter, the amount of the letter of credit with respect to any Distribution Date will equal [the lesser of (i) [ ]% of the aggregate Certificate Principal Balance outstanding on the preceding Distribution Date (after giving effect to any payment of principal made on such preceding Distribution Date) but in any event not less than $[ ], and (ii)] the amount of the letter of credit on the preceding Distribution Date, plus [(a) reimbursement of certain advances under the letter of credit and (b) recoveries on defaulted Deposited Assets] [describe other methods]. The letter of credit expires on [ ], 20[ ]. The Trustee will be obligated, in the event of a drawing on the letter of credit, to pursue appropriate remedies against the Deposited Assets and other collateral, and any realization thereon shall be paid to the letter of credit bank to the extent of any amounts owing, in the manner and priority specified herein.]

          [Add language regarding the letter of credit bank with respect to its debt ratings, activities it engages in, regulatory authorities having jurisdiction over it and the nature of such regulation, a narrative description of its assets, liabilities (including deposits) and equity, and include an address for further information concerning the letter of credit bank. In addition, to the extent that the letter of credit will cover payment of 20% or more of the aggregate principal amount of the Certificates covered thereby, provide information of financial and other matters with respect to the letter of credit bank, if necessary.]]

[The Surety Bond

          Simultaneously with the Depositor's assignment of the Deposited Assets to the Trust, the Depositor will obtain the surety bond from [ ] in favor of the Trustee on behalf of the certificateholders. The surety bond will guaranty [timely] [ultimate] distributions of the principal of and premium (if any) and interest with respect to the [Offered] [Class [ ]] Certificates. The surety bond expires on [ ], 20[ ]. The Trustee will be obligated, in the event of a drawing on the surety bond, to pursue appropriate remedies against the Deposited Assets and other collateral, and any realization thereon shall be paid to the surety to the extent of any amounts owing, in the manner and priority specified herein.

          [Add language regarding the issuer of the surety bond with respect to its debt ratings, activities it engages in, regulatory authorities having jurisdiction over it and the nature of such regulation, a narrative description of its assets, liabilities (including deposits) and equity, and include an address for further information concerning the surety. In addition, to the extent that the surety bond will cover payment of 20% or more of the aggregate principal amount of the Certificates covered thereby, provide information of financial and other matters with respect to the issuer of the surety bond, if necessary.]]

[Reserve Account

          The Depositor will deposit with the Trustee on the Closing Date cash, letters of credit and short-term investments acceptable to the Rating Agency initially rating the Certificates in the amount of $[ ]. [Collections with respect to the Deposited Assets not distributed with respect to the Certificates shall be deposited in the Reserve Account.] Amounts deposited in the Reserve Account will be used by the Trustee to make payments of principal of and premium (if any) and interest on the Certificates to the extent that funds are not otherwise available. Immediately after any Distribution Date, amounts in the Reserve Account in excess of [indicate formula] [may be paid to the Depositor].]

                               [SWAP AGREEMENTS

General

          The Trust will enter into a Swap Agreement with [ ] in the form of an ISDA Master Agreement. [The Swap Agreement will document an interest rate swap transaction between the Trust and the Swap Counterparty under which the Trust will pay to the Swap Counterparty the [fixed rate][floating rate] interest payments received in respect of the Underlying Securities and receive from the Swap Counterparty [floating rate][fixed rate] payments. The swap transaction will have the effect, subject to performance by the Swap Counterparty of its obligations under the Swap Agreement, of converting the coupon otherwise applicable to the Underlying Securities into the effective coupon which the Trust will distribute payments with respect to the Certificates.]

          [Describe characteristics of any other type of swap transaction not described above.]

          [Early termination of the Swap Agreement in the case of a specified early termination event may result in the Trust becoming liable for a swap termination payment, and the Trust may be required to sell Underlying Securities in order to pay that swap termination payment. [Specify (1) any termination events, (2) any circumstances under which the occurrence of an event of default or termination event does not lead to a termination of the Swap Agreement and (3) if Swap Counterparty's claim on Trust property will be pro-rated with claims of certificateholders.]]]

[Guaranty of Swap Counterparty obligations by [            ]]

          [description of Swap Guarantor]

                        DESCRIPTION OF THE CERTIFICATES

General

          The Certificates will consist of [ ] classes of Certificates, designated as Class [ ] [,] [and] Class [ ] [and Class [ ]] Certificates. The Certificates will be denominated and distributions on them will be payable in the Specified Currency. The Certificates represent in the aggregate the entire beneficial ownership interest in the Trust. The Class [ ] Certificates have in the aggregate an initial [Certificate Principal Balance] [Notional Amount] of $[ ] (approximate) and a [ ]% [Variable] Interest Rate. The Class [ ] Certificates have in the aggregate an initial [Certificate Principal Balance] [Notional Amount] of $[ ] (approximate) and a [ ]% [Variable] Interest Rate. [The Class [ ] Certificates have in the aggregate an initial [Certificate Principal Balance] [Notional Amount] of $[ ] (approximate) and a [ ]% [Variable] Interest Rate.] [The Class [ ] Certificates, which are not being offered hereby, will be transferred by the Depositor to an affiliate on the Closing Date, and may be sold at any time by the Depositor in accordance with the terms of the Trust Agreement.] The property of the Trust will consist of
(i) the Underlying Securities subject to the Call Warrants [and] [,] (ii) all payments on or collections in respect of the Underlying Securities received on or after the Original Issue Date and until, with respect to any portion of the Underlying Securities as to which the Call Warrants are exercised, the date of such exercise or, if the Call Warrants are not exercised, the final maturity date of the Underlying Securities, (iii) all proceeds of any exercise of the Call Warrants [, (iv) all payments or collections in respect of the Swap Agreement] [and (v) [describe any other property of the Trust]]. The property of the Trust will be held for the benefit of the holders of the Certificates by the Trustee.

          The Certificates [(other than the Class [ ] Certificates [and specify others] (the "Definitive Classes"))] will be issued, maintained and transferred on the book-entry records of DTC and its Participants in minimum denominations of $[ ] and [integral multiples thereof] [multiples of [$ ] in excess thereof]. [The Class [ ] Certificates [and specify any others] will be offered in registered, certificated form, in minimum percentage interests corresponding to the initial Notional Amounts or Certificate Principal Balances, as applicable, of $[ ] and integral multiples thereof, except that one certificate of each such class may be issued with an initial Notional Amount or Certificate Principal Balance, as applicable, equal to an integral multiple of $[ ] plus the excess of the initial aggregate Notional Amount or Certificate Principal Balance, as applicable, of such class over the greatest integral multiple of $[ ] that is not more than such initial aggregate Notional Amount or Certificate Principal Balance, as applicable.]

          The Certificates [(other than the definitive classes of Certificates)] will each initially be represented by one or more global certificates registered in the name of the nominee of DTC (together with any successor clearing agency selected by the Depositor, the "Clearing Agency"), except as provided below. The Depositor has been informed by DTC that DTC's nominee will be Cede & Co. No holder of any such Certificate will be entitled to receive a certificate representing such person's interest, except as set forth below under "-Definitive Certificates." Unless and until definitive certificates are issued under the limited circumstances described herein, all references to actions by certificateholders with respect to any such certificates shall refer to actions taken by DTC upon instructions from its participants. See "--Definitive Certificates" below and "Description of the Certificates--Global Securities" in the prospectus.

          Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC will take action permitted to be taken by a certificateholder under the Trust Agreement only at the direction of one or more participants to whose DTC account such Class [ ] Certificates are credited. Additionally, DTC will take such actions with respect to specified Voting Rights only at the direction and on behalf of participants whose holdings of such Class [ ] Certificates evidence such specified Voting Rights. DTC may take conflicting actions with respect to Voting Rights, to the extent that participants whose holdings of Class [ ] Certificates evidence such Voting Rights, authorize divergent action.

Definitive Certificates

          Definitive Certificates will be issued to Certificate owners or their nominees, respectively, rather than to DTC or its nominee, only if (i) the Depositor advises the Trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as Clearing Agency with respect to each class of Certificates [(other than the definitive classes)] and the Depositor is unable to locate a qualified successor or (ii) the Depositor, at its option, elects to terminate use of the book-entry system through DTC.

          Upon the occurrence of any event described in the immediately preceding paragraph, the Trustee is required to notify all participants of the availability through DTC of definitive Certificates. Upon surrender by DTC of the definitive Certificates representing the Certificates [(other than the definitive classes of Certificates)] and receipt of instructions for re-registration, the Trustee will reissue such Certificates as definitive Certificates issued in the respective principal amounts owned by the individual owners of the Certificates. Thereafter the Trustee will recognize the holders of the definitive Certificates as certificateholders under the Trust Agreement.

Collections and Distributions

          Except as otherwise provided herein, collections on the Underlying Securities [and payments from the Swap Counterparty] that are received by the Trustee for a given Interest Accrual Period and deposited from time to time into the Certificate Account will be applied by the Trustee on each applicable Distribution Date, solely to the extent of Available Funds (as defined below) on such Distribution Date as follows:

     o The interest portion of Available Funds will be paid in the following order of priority:

          o first, to the Trustee, reimbursement for any extraordinary expenses incurred by the Trustee pursuant to the instructions of all of the certificateholders; and

          o second, to the holders of the Class [ ] Certificates [and the holders of the Class [ ] Certificates], [unpaid interest at the rate of [ ]% accrued thereon] [interest accrued and unpaid on each such class, pro rata in proportion to their entitlements thereto].

     o The principal portion of Available Funds will be paid in the following order of priority:

               o first, to the Trustee, reimbursement for any remaining extraordinary expenses incurred by the Trustee pursuant to the instructions of all the certificateholders; and

               o second, to the holders of the Class [ ] Certificates [and the holders of the Class [ ] Certificates], the remaining principal portion of Available Funds [pro rata in the proportion that the outstanding principal balance of the Class [ ] Certificates bears to the outstanding principal balance of the Class [ ] Certificates].

     o [The premium portion of Available Funds will be paid in the following order of priority:

               o first, to the Trustee, reimbursement for any remaining extraordinary expenses incurred by the Trustee pursuant to the instructions of all the certificateholders; and

               o second, to the holders of the Class [ ] Certificates [and the holders of the Class [ ] Certificates], the remaining premium portion of Available Funds [pro rata in the proportion that the outstanding principal balance of the Class [ ] Certificates bears to the outstanding principal balance of the Class [ ] Certificates].]

     Notwithstanding the foregoing, in the event that the Underlying Securities are redeemed, prepaid or liquidated in whole or in part for any reason other than upon their maturity or due to a liquidation of the Underlying Securities following the occurrence of an SEC Reporting Failure or an Underlying Securities Event of Default, Available Funds will be allocated in the following order of priority: [(1) to the Trustee, as reimbursement for any remaining extraordinary expenses incurred by the Trustee in accordance with the Trust Agreement pursuant to the instructions of not less than [100]% of the certificateholders, (2) to the holders of the Class [ ] Certificates [and the holders of the Class [ ] Certificates], an amount equal to any accrued and unpaid interest thereon [pro rata in proportion to their entitlements thereto], (3) to the holders of the Class [ ] Certificates [and the holders of the Class [ ] Certificates, pro rata in proportion to their original Certificate Principal Balances], (4) to the Trustee, as reasonable compensation for services rendered to the Depositor, any remainder up to $1,000, and (5) to the holders of the Class [ ] Certificates and Class [ ] Certificates, any amount remaining after the distributions in the preceding clauses (1) through (4), [pro rata in proportion to their original Certificate Principal Balances] [in accordance with the ratio of the Class [ ] Allocation to the Class [ ] Allocation (each as defined below)]]. Upon the occurrence of an SEC Reporting Failure or an Underlying Securities Event of Default, any funds received in connection with a sale of Underlying Securities will be allocated in the manner described below under "--SEC Reporting Failure" and "--Default on Underlying Securities," respectively. Any amounts received by the Trustee with respect to the Underlying Securities (i) that do not constitute principal, premium, if any, or interest on the Underlying Securities, (ii) that are not received in connection with a tender offer, redemption, prepayment or liquidation of, the Underlying Securities and (iii) for which allocation by the Trustee is not otherwise contemplated herein, shall be remitted by the Trustee to the holders of the Certificates [pro rata in proportion to their original Certificate Principal Balances] [in accordance with the ratio of the Class [ ] Allocation to the Class [ ] Allocation].

     Collections received from the Deposited Assets and any applicable credit support relating to the Certificates over a specified period may not be sufficient, after payment of all Allowable Expense Amounts [and payment of all amounts required to be paid to the Credit Support Providers] for such period, to make all required distributions to the certificateholders of the Certificates. There can be no assurance that collections received from the Underlying Securities over a specified period will be sufficient to make all required distributions to the certificateholders. To the extent Available Funds are insufficient to make any such distribution due to the certificateholders, any shortfall will be carried over and will be distributable on the next Distribution Date on which sufficient funds exist to pay such shortfalls.

          For purposes hereof, the following terms have the following meanings:

          ["Allowable Expense Amount" means, for any given Collection Period, the sum of (x) $[ ] and (y) amounts in respect of the Allowable Expense Amount from the preceding Collection Period that have not been applied on the Distribution Date for such preceding Collection Period.]

          "Available Funds" for any Distribution Date means the sum of (a) all amounts received by the Trust [on or with respect to the Deposited Assets (including investment income on Eligible Investments) received] [from the swap counterparty pursuant to the Swap Agreement] from but excluding the previous Distribution Date (or, if none, from the Closing Date) to and including such Distribution Date[,] [and] (b) amounts available as of such Distribution Date pursuant to the credit support described herein [,] [and] (c) any additional amount that [the Depositor] may remit to the Trustee from time to time according to the terms of the Trust Agreement for application as Available Funds] [,] [and] [(d) proceeds received pursuant to the exercise of the Call Warrants] [,] [and] [(e) amounts paid to the Trust pursuant to the Swap Agreement] [and (f) [describe any other source of Available Funds] .

          ["Class [ ] Allocation" means the sum of the present values (discounted at the rate of [ ]% per annum) of (i) any unpaid interest due or to become due on the Class [ ] Certificates and (ii) the outstanding principal amount of the Certificates (in each case assuming that the Class [ ] Certificates were paid when due and were not redeemed prior to their stated maturity).]

          ["Class [ ] Allocation" means the present value (discounted at the rate of [ ]% per annum) of any unpaid amounts due or to become due on the outstanding notional amount of the Class [ ] Certificates (assuming that the Class [ ] Certificates were paid when due and were not redeemed prior to their stated maturity).]

          ["Call Premium Percentage" for any given Distribution Date means [a fixed percentage] [a percentage that varies depending on [describe basis for variable formula, such as the applicable date or other factors or indices]].

          ["Eligible Investments" means, with respect to the Certificates, those investments acceptable to the Rating Agency as being consistent with the rating of such Certificates, as specified in the Trust Agreement. Generally, Eligible Investments must be limited to obligations or securities that mature not later than the business day prior to the next succeeding Distribution Date.]

          ["Required Interest" for the Certificates or any class thereof on any given Distribution Date means the accrued and unpaid interest on the outstanding Certificate Principal Balance [or Notional Amount] of such Certificates, computed at the applicable Interest Rate.]

          ["Required Premium" for the Certificates or any class thereof for any Distribution Date means an amount equal to the product of (a) the Required Principal for such Certificates on such Distribution Date and
     (b) the Call Premium Percentage for such Distribution Date.]

          ["Required Principal" for the Certificates or any class thereof for any Distribution Date means the amount received on the Deposited Assets attributable to principal payments thereon during the related Collection Period, to the extent allocable to such Certificates. The Certificate Principal Balance of a Certificate outstanding at any time represents the maximum amount that the holder thereof is entitled to receive as distributions allocable to principal from the cash flow on the Underlying Securities, the other assets in the Trust and any credit support obtained for the benefit of such holder. The Certificate Principal Balance of any class of Certificates [(other than the Class [ ] Certificates)] as of any date of determination is equal to the initial Certificate Principal Balance thereof, reduced by the aggregate of (a) all amounts allocable to principal previously distributed with respect to such Certificate and (b) any reductions in the Certificate Principal Balance deemed to have occurred in connection with allocations of (i) Realized Losses allocable to principal on the Deposited Assets and (ii) Extraordinary Trust Expenses, as described herein. [The Notional Amount of the Class [ ] Certificates as of any date of determination is equal to [specify amount].] [Holders of the Class [ ] Certificates are not entitled to receive any distributions allocable to principal.]]

          If the Trustee has not received payment on the Underlying Securities on or prior to a Distribution Date, such distribution will be made upon receipt of payment on the Underlying Securities. No additional amounts will accrue on the Certificates or be owed to certificateholders as a result of any such delay; provided, however, that any additional interest owed and paid by the Underlying Securities Issuer as a result of such delay shall be paid to the certificateholders to the extent accrued on such overdue payment at the rate stated above and to the extent such additional interest has been distributed by the Underlying Securities Issuer. In the event of a default on the Underlying Securities, approved extraordinary expenses of the Trustee may be reimbursed out of Available Funds before any distributions to certificateholders are made. See "Description of the Trust Agreement--The Trustee."

          [Notwithstanding the priorities described above, holders of the Class [ ] Certificate and the Class [ ] Certificate will be entitled to receive on any Distribution Date 100% of all principal collections received in the related Collection Period with respect to the Deposited Assets, to be distributed [on a pro rata basis] in reduction of the Certificate Principal Balance of the Class [ ] Certificate and the Class [ ] Certificate, if any of the following conditions shall be satisfied: [describe conditions, if any, by which a certain class is given 100% of the principal cash flow other than pursuant to subordination that is in effect from the Closing Date].]

Allocation of Losses; Subordination [specify if necessary]

          [The subordination described herein provided by the Class [ ] Certificates [and the Class [ ] Certificates] is designed to protect holders of the remaining classes of Certificates from certain losses and other shortfalls with respect to the Deposited Assets (such losses, "Realized Losses"). As a result, losses and other shortfalls with respect to the Deposited Assets will be borne by the remaining classes of Certificates, to the extent described below, only if such losses and other shortfalls are not so covered, or the coverage in respect thereof has been exhausted.]

          [Realized Losses and Extraordinary Trust Expenses will be allocated on any Distribution Date as follows: [describe allocation among the various classes].]

          [An "Extraordinary Trust Expense" is an expense of a given Trust in excess of the Allowable Expense Amount, including certain reimbursements to the Depositor described in the prospectus under "Description of the Trust Agreement--Certain Matters Regarding the Administrative Agent and the Depositor"] and certain reimbursements to the Trustee described under "Description of the Trust Agreement--The Trustee" herein.]

[Restrictions on Transfer of the Class [  ] Certificates

          Because the Class [ ] Certificates are subordinate to the Class [ ] Certificates and the Class [ ] Certificates to the extent set forth herein, the Class [ ] Certificates may not be purchased by or transferred to a Plan except upon the delivery of an opinion of counsel as described herein. See "ERISA Considerations."]

The Call Warrants; Redemption Upon Exercise of the Call Warrants

          The Underlying Securities will be acquired by the Trust subject to warrants (the "Call Warrants") entitling the holders thereof to purchase the Underlying Securities from the owner thereof (i.e. the Trust), in whole or in part, at a specified strike price. On any Business Day on or after [ ] or earlier if (i) the Underlying Securities Issuer announces that it will redeem, prepay or otherwise make an unscheduled payment on the Underlying Securities,
(ii) the Trustee notifies the certificateholders of any proposed sale of the Underlying Securities following the occurrence of an Underlying Securities Event of Default or an SEC Reporting Failure (each as herein defined) or (iii) the Underlying Securities Issuer or an affiliate thereof consummates a tender offer for some or all of the Underlying Securities, the Call Warrant holder, upon notice to the Trustee as described below, may designate a call date (the "Call Date") and may, at its sole discretion, exercise its option to call all of the Underlying Securities. The call price payable in connection with the exercise of the Call Warrants will be in an amount equal to the outstanding principal amount of the Underlying Securities, together with accrued interest at the Underlying Securities Rate to the Call Date. Any such call will result in a corresponding amount of the (i) [Class [ ]] Certificates being redeemed at 100% of the principal amount of the [Class [ ]] Certificates to be redeemed [(i.e., an amount equal to $[ ] per [Class [ ]] Certificate)], plus any accrued and unpaid interest at the [Class [ ]] Certificate Interest Rate to the Call Date; provided that the exercising Call Warrant holder pays the call price to the Trustee on or prior to such Call Date. The Call Warrants are not being offered by this prospectus supplement. The initial holder of the Call Warrants is the Depositor. The Call Warrants are transferable to one or more investors who are represented to be "qualified institutional buyers" (as defined in Rule 144A under the Securities Act) in accordance with applicable law. It is anticipated that the Call Warrants may subsequently be sold to third party investors who are unaffiliated with the Depositor. A Call Warrant holder will be required to give the Trustee notice of its intention to exercise the Call Warrant not more than 60 nor less than 20 days prior to the designated Call Date.

Redemption of Certificates upon Redemption of Underlying Securities

          Upon receipt by the Trustee of a notice that all or a portion of the Underlying Securities are to be redeemed, prepaid or liquidated in full, the Trustee or DTC will select by lot an equal amount of [Class [ ]] Certificates for redemption and establish the date such [Class [ ]] Certificates are to be redeemed. Notice of such redemption will be given by the Trustee to DTC and by DTC to holders pursuant to customary DTC procedures, or for any certificates which are not then held by DTC or any other depository, directly to the registered holders of the certificates thereof by mail at least [ten] days before the redemption date at such registered holder's last address on the register maintained by the Trustee; provided, however, that the Trustee will not be required to give any notice of redemption prior to the third Business Day after the date it receives notice of such redemption.

          The holder of a [Class [ ]] Certificate which is redeemed will receive, on the redemption date, a payment equal to its par value of $[ ], plus any accrued and unpaid interest at the [Class [ ]] Certificate Interest Rate to the redemption date and plus, if the redemption occurs prior to [ ] and if the Trust receives a sufficient premium on the Underlying Securities, a redemption premium on the [Class [ ]] Certificates of $[ ] per $[ ] of principal paid.

Default on Underlying Securities

          If an Underlying Securities Event of Default actually known to the Trustee occurs, the Trustee will promptly give notice to DTC or, for any Certificates which are not then held by DTC or any other depository, directly to the registered holders of the Certificates thereof. Such notice will set forth (i) the identity of the issue of Underlying Securities, (ii) the date and nature of such Underlying Securities Event of Default, (iii) the amount of interest or principal in default, (iv) the Certificates affected by the

Underlying Securities Event of Default and (v) any other information which the Trustee may deem appropriate.

          Unless otherwise instructed by holders of Certificates representing a majority of the Voting Rights, 30 days after giving notice of an Underlying Securities Event of Default, the Trustee will sell the Underlying Securities and distribute the proceeds as described below.

          If the Trustee receives money or other property in respect of the Underlying Securities (other than a scheduled payment on or with respect to an Underlying Securities Payment Date) as a result of an Underlying Securities Event of Default (including from the sale thereof), the Trustee will promptly give notice as provided in the Trust Agreement to DTC, or for any Certificates which are not then held by DTC or any other depository, directly to the registered holders of the Certificates then outstanding and unpaid. Such notice will state that the Trustee will distribute such money or other property, in the case of money, not later than two Business Days after its receipt and, in the case of other property, not later than 30 days after its receipt, in each case as follows (after deducting the costs incurred in connection therewith): [Insert Distribution].

          Interest and principal payments on the Underlying Securities are payable solely by the Underlying Securities Issuer. [The Underlying Securities Issuer is subject to laws permitting bankruptcy, liquidation, moratorium, reorganization or other actions which, in the event of financial difficulties of the Underlying Securities Issuer, could result in delays in payment, partial payment or non-payment of the Certificates relating to the Underlying Securities.]

SEC Reporting Failure

          If, at the time of the Depositor's filing of any distribution report or annual report on the appropriate form with the SEC in respect of the Trust, the Underlying Securities [Issuer] [Guarantor] [of Underlying Securities representing 10% or more of the aggregate principal amount of the Underlying Securities] is not filing current or periodic reports required under the Exchange Act, and the obligations of the related Underlying Securities [Issuer] [Guarantor] are not fully and unconditionally guaranteed or assumed by an entity that (x) is eligible to use Form S-3 or F-3 for a primary offering of common stock or for a primary offering of non-convertible investment grade securities and (y) complies with the criteria set forth in Rule 3-10 of Regulation S-X (an "SEC Reporting Failure"), then the Trustee, at the direction of the Depositor, will either distribute the Underlying Securities to the holders of the Class [ ] Certificates and the Class [ ] Certificates or sell the Underlying Securities, in each case within 30 days after the filing of the related distribution report or annual report by the Depositor. The interests of the holders of the Class [ ] Certificates and the Class [ ] Certificates in any Underlying Securities so liquidated or distributed will be determined, after reimbursement of the Trustee for any extraordinary expenses incurred by the Trustee in accordance with the Trust Agreement pursuant to instructions of not less than [100]% of the certificateholders, in accordance with the ratio of the Class [ ] Allocation to the Class [ ] Allocation.

                      DESCRIPTION OF THE TRUST AGREEMENT

General

          The Certificates will be issued pursuant to the Trust Agreement, a form of which is filed as an exhibit to the registration statement. A Current Report on Form 8-K relating to the Certificates containing a copy of the Trust Agreement as executed will be filed by the Depositor with the SEC following the issuance and sale of the Certificates. The following is a discussion of the material provisions of the Trust Agreement. The assets of the Trust created under the Trust Agreement (including the [ ] Series 200[ ]-[ ] supplement) will consist of:

          o    the Deposited Assets;

          o all collections or payments received in respect of the Deposited Assets due after the Cut-off Date, together with any proceeds thereof[,]; [and]

          o [any credit support in respect of any class or classes of Certificates]; [and]

          o [the rights of the Depositor under the purchase agreement between the Depositor and the Seller].

          On the Distribution Date occurring in [ ], the Trustee will cause the Trust to pay the Depositor, to the extent such is available from the Underlying Securities, an amount equal to interest accrued on the Underlying Securities from [ ] to, but excluding, the Original Issue Date. If the Depositor is not paid such amount on such date, it will have a claim for such amount. In satisfaction of that claim, the Depositor will receive its pro rata share, based on the ratio the amount owed the Depositor bears to all amounts owed on the Certificates in respect of accrued interest, of any proceeds from the recovery on the Underlying Securities.

          [In addition, the holders of the Certificates may also have the benefit of certain credit support discussed above. See "Description of Credit Support."] Reference is made to the prospectus for important information in addition to that set forth herein regarding the Trust, the terms and conditions of the Trust Agreement and the Certificates. The following summaries of certain provisions of the Trust Agreement do not purport to be complete and are subject to the detailed provisions contained in the Trust Agreement, to which reference is hereby made for a full description of such provisions, including the definition of certain terms used herein.

The Trustee

          [ ], a [ ] [corporation] [association] [other], will act as trustee (the "Trustee") for the Certificates and the Trust pursuant to the Trust Agreement. The Trustee's offices are located at [ ] and its telephone number is [ ].

          Pursuant to the Trust Agreement, the Trustee shall receive compensation at the rate set forth in the Trust Agreement. The Trustee will be entitled to payment of its fees by the Depositor pursuant to a separate agreement with the Depositor, and will not have any claim against the Trust with respect thereto.

                  The Trust Agreement will provide that the Trustee and any director, officer, employee or agent of the Trustee will be indemnified by the Depositor and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Trust Agreement or the Certificates or the performance of the Trustee's duties under the Trust Agreement, other than any loss, liability or expense (i) that constitutes a specific liability of the Trustee under the Trust Agreement or (ii) incurred by reason of willful misfeasance, bad faith or negligence in the performance of the Trustee's duties under the Trust Agreement or as a result of a breach, or by reason of reckless disregard, of the Trustee's obligations and duties under the Trust Agreement.

Events of Default

          An event of default (an "event of default") with respect to [the] [any class of] Certificates under the Trust Agreement will consist of:

          o [a default in the payment of any interest on any Underlying Security after the same becomes due and payable (subject to any applicable grace period);

          o a default in the payment of the principal of or any installment of principal of any Underlying Security when the same becomes due and payable; and

          o any other event specified as an "Event of Default" in the [Underlying Securities Indenture.]

          [Describe remedies available to certificateholders upon the occurrence and continuance of an event of default, including, as applicable, directing the Trustee to vote the Underlying Securities in favor of declaring the principal balance of and any accrued interest on the Outstanding Debt Securities to be immediately due and payable].

          The Trust Agreement will provide that, within 30 days after the occurrence of an event of default in respect of the Certificates [of any class], the Trustee will give to the holders of such Certificates notice, transmitted by mail, of all such uncured or unwaived events of default known to it. However, except in the case of an event of default relating to the payment of principal of [or premium, if any,] or interest on any of the Underlying Securities, the Trustee will be protected in withholding such notice if in good faith it determines that the withholding of such notice is in the interest of the holders of the Certificates [of such class].

          No holder of any Certificate will have the right to institute any proceeding with respect to the Trust Agreement, unless (i) the holder previously has given to the Trustee written notice of a continuing breach,
(ii) the holders of Certificates of such series evidencing not less than the "Required Percentage--Remedies" specified in the applicable series supplement of the aggregate Voting Rights of such series have requested in writing that the Trustee institute such proceeding in its own name as trustee, (iii) the holder or holders have offered the Trustee reasonable indemnity, (iv) the Trustee has for 15 days failed to institute such proceeding and (v) no direction inconsistent with such written request has been given to the Trustee during such 15-day period by the holders of Certificates of such series evidencing not less than the Required Percentage. ["Required Percentage-Remedies" shall mean [ %] of the Voting Rights.]

Voting Rights

          [At all times,] [Subject to the succeeding paragraph,] the Voting Rights will be allocated [among all holders of the Class [ ] Certificates[,] [and] the Class [ ] Certificates [and specify other classes] in proportion to the then outstanding Certificate Principal Balances [or Notional Amounts] of their respective Certificates held on any date of determination] [between the holders of the Class [ ] Certificates and the holders of the Class [ ] Certificates, pro rata, in proportion to the ratio of the Class [ ] Allocation to the Class [ ] Allocation as of any applicable record date. The Class [ ] Voting Rights will be allocated among Class [ ] Certificateholders in proportion to the respective principal balances of their respective Certificates and the Class [ ] Voting Rights will be allocated among all Class
[ ] Certificateholders in proportion to the then outstanding notional amounts of their respective Certificates]. [Specify whether and under what circumstances voting will be class-by-class.] [Certain amendments to the Trust Agreement will require the prior written consent of [100]% of the holders of the Call Warrants in addition to the proper vote of the holders of the Class [ ] Certificates and the Class [ ] Certificates.]

          [Specify conditions, if any, under which allocation of Voting Rights might change from the foregoing percentages.] [Describe whether voting will be class-by-class or aggregate across all classes.] ["Required Percentage--Amendment" of Voting Rights necessary to consent to amendment or modification of the Trust shall be [ %].] ["Required Percentage--Waiver" shall mean [ %] [of the Voting Rights].]

Voting of Underlying Securities; [Modification of Indenture]

          The Trustee, as holder of the Underlying Securities, has the right to vote and give consents and waivers in respect of such Underlying Securities as permitted by [DTC] [Federal Reserve Bank] and except as otherwise limited by the Trust Agreement. In the event that the Trustee receives a request from [DTC] [Federal Reserve Bank] the [Underlying Securities trustee] [the fiscal agent] [or the Underlying Securities Issuer] [or GSE issuer] for its consent to any amendment, modification or waiver of the Underlying Securities, [the indenture] or any other document thereunder or relating thereto, or receives any other solicitation for any action with respect to the Underlying Securities, the Trustee shall mail a notice of such proposed amendment, modification, waiver or solicitation to each certificateholder of record as of such date. The Trustee shall request instructions from the certificateholders as to whether or not to consent to or vote to accept such amendment, modification, waiver or solicitation. The Trustee shall consent or vote, or refrain from consenting or voting, in the same proportion (based on the relative Certificate Principal Balances and Notional Amounts of the Certificates, as applicable) as the Certificates of the Trust were actually voted or not voted by the certificateholders thereof as of a date determined by the Trustee prior to the date on which such consent or vote is required; provided, however, that, notwithstanding anything to the contrary, the Trustee shall at no time vote or consent to any matter (i) unless such vote or consent would not (based on an opinion of counsel) cause the Trust to be taxed as an association or publicly traded partnership taxable as a corporation under the Code or result in the imposition of a tax upon the certificateholders, (ii) which would alter the timing or amount of any payment on the Underlying Securities, including, without limitation, any demand to accelerate the Underlying Securities, except in the event of an event of default with respect to the Underlying Securities or an event which with the passage of time would become an event of default with respect to the Underlying Securities and with the consent of certificateholders representing [100]% of the aggregate Voting Rights [and [100]% of the holders of the Call Warrants], or (iii) which would result in the exchange or substitution of any of the outstanding Underlying Securities pursuant to a plan for the refunding or refinancing of such Underlying Securities except in the event of a default under the [indenture] [Underlying Securities] and only with the consent of certificateholders representing [100]% of the aggregate Voting Rights [and [100]% of the holders of the Call Warrants]. The Trustee will not be liable for any failure to act resulting from certificateholders' late return of, or failure to return, directions requested by the Trustee from the certificateholders.

          In the event that an offer is made by the [Underlying Securities Issuer] [or GSE issuer] to issue new obligations in exchange and substitution for any of the Underlying Securities or any other offer is made for the Underlying Securities, the Trustee will notify the certificateholders of such offer as promptly as practicable. [Subject to the Call Warrant holders' rights to call in the event of a tender offer for the Underlying Securities by the Underlying Securities Issuer or an affiliate thereof, the] [The] Trustee must reject any such offer unless an Underlying Securities Event of Default has occurred and the Trustee is directed by the affirmative vote of certificateholders representing [100]% of the aggregate Voting Rights [and [100]% of the holders of the Call Warrants] to accept such offer and the Trustee has received the tax opinion described above. Accordingly, a certificateholder generally would be required to effect a withdrawal of Requested Underlying Securities from the Trust in order to accept such offer. See "Description of the Certificates--Optional Exchange" in the prospectus.

          [If an event of default under the [Underlying Securities Indenture] occurs and is continuing and if directed by all the holders of outstanding Class [ ] Certificates and[, unless the Class [ ] Certificates are no longer outstanding, by all the holders of outstanding Class [ ] Certificates,] the Trustee will vote the Underlying Securities in favor of directing, or take such other action as may be appropriate to direct, the Underlying Securities Trustee to declare the unpaid principal amount of the Underlying Securities and any accrued and unpaid interest thereon to be due and payable. In connection with a vote concerning whether to declare the acceleration of the Underlying Securities, the certificateholders' interests of each class may differ and the interests of either class may differ from holders of other outstanding debt securities of the Underlying Securities Issuer[s].]

Termination

          The circumstances under which the obligations created by the Trust Agreement will terminate in respect of the Certificates are described in "Description of the Trust Agreement--Termination" in the prospectus. [Describe additional termination provisions.] The Depositor will have the right to purchase all remaining Deposited Assets in the Trust and thereby effect early retirement of the Certificates on any Distribution Date, [(a)] once the aggregate principal amount of the Deposited Assets at the time of any such purchase is less than [10%] of the aggregate principal amount of the Deposited Assets as of the Cut-off Date [and (b) at the option of the Depositor at [specify when and on what terms any such option may be exercised]]; provided, however, that the right to exercise any such option is contingent on such exercise being consistent with the Depositor's continued satisfaction of the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940, as amended, and all applicable rules, regulations and interpretations thereunder. In the event the Depositor exercises any such option, the portion of the purchase price allocable to the Certificates of each class will be, to the extent of available funds, [100% of their then aggregate outstanding Certificate Principal Balance or Notional Amount, as applicable, plus with respect to the Certificates [one month's] [three month's] [specify other period] interest thereon at the Fixed Interest Rate or the then applicable Variable Interest Rate, as the case may be, plus, with respect to each class of Certificates, any previously accrued but unpaid interest thereon.] [Specify alternative allocation method if different from above.] In no event will the Trust, created by the Trust Agreement for the Certificates, continue beyond the expiration of 21 years from the death of the survivor of the person or persons named in the Trust Agreement. See "Description of the Trust Agreement--Termination" in the prospectus.

                 CERTAIN LEGAL ASPECTS OF THE DEPOSITED ASSETS

          [Describe any applicable legal aspects of the Deposited Assets or relating to the enforceability by the certificateholders of the security interest, if any, securing such Deposited Assets.]

                   MATERIAL FEDERAL INCOME TAX CONSEQUENCES

          The following is a discussion of the material federal income tax consequences of the ownership and disposition of the Class [ ] Certificates and is based on the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury Regulations promulgated and proposed thereunder (the "Regulations"), judicial decisions and published administrative rulings and pronouncements of the Internal Revenue Service (the "Service"), all as in effect on the date hereof. Legislative, judicial or administrative changes or interpretations hereafter enacted or promulgated could alter or modify the analysis and conclusions set forth below, possibly on a retroactive basis. Where expressly noted, this discussion represents the opinion of Federal Tax Counsel, subject to the qualifications set forth in this prospectus supplement. This discussion does not purport to address the federal income tax consequences either to special classes of taxpayers (such as S corporations, banks, thrifts, other financial institutions, insurance companies, small business investment companies, real estate investment trusts, regulated investment companies, broker-dealers, tax-exempt organizations and persons that hold the Class [ ] Certificates as part of a straddle, hedging or conversion transaction) or to a person or entity holding an interest in a holder (e.g., as a stockholder, partner, or holder of an interest as a beneficiary). This discussion assumes that the Class [ ] Certificates will be held by the holders thereof as capital assets as defined in the Code, and[, except as discussed below in "--Possible Alternative Treatment of the Underlying Securities and Certificateholders,"] describes the consequences of Class [ ] Certificates that represent an interest in securities that are properly characterized as debt for federal income tax purposes. The discussion is generally limited to initial purchasers of the Class [ ] Certificates. No information is provided herein with respect to any foreign, state or local tax consequences of the ownership and disposition of the Class [ ] Certificates or any federal alternative minimum tax or estate and gift tax considerations. Except as discussed in "--Non-U.S. Holders" and "--Information Reporting and Backup Withholding" below, the following discussion applies only to a U.S. Holder (defined below).

          Prospective investors are urged to consult their own tax advisors with regard to the federal tax consequences of purchasing, holding and disposing of the Class [ ] Certificates in their own particular circumstances, as well as the tax consequences arising under the federal alternative minimum tax and estate and gift tax laws and the laws of any state, foreign country or other jurisdiction to which they may be subject.

          For purposes of this discussion, a "U.S. Holder" is a holder that is a citizen or resident of the United States, a corporation (or other entity treated as a corporation for federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia, an estate, the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source, or a trust with respect to which a court in the U.S. is able to exercise primary authority over its administration and one or more U.S. persons have the authority to control all of its substantial decisions. A "Non-U.S. Holder" is a person other than a U.S. Holder and holders subject to rules applicable to former citizens and residents of the United States.

Classification of the Underlying Securities

          A determination as to the classification of securities as debt for federal income tax purposes necessarily involves consideration of a number of factors existing at the time of the issuance of the securities, such as the form of the securities, the legal rights of the issuer and the holders of the securities, and certain financial and economic conditions. Federal Tax Counsel has not independently analyzed the status of the Underlying Securities as debt securities because such an analysis largely depends on facts and circumstances existing at the time of the issuance of the Underlying Securities. Thus, although the parties have treated, and will continue to treat, the Underlying Securities as debt, and although, to the best of the knowledge of Federal Tax Counsel, the Service has not challenged this characterization of the Underlying Securities, Federal Tax Counsel will not provide an opinion regarding the status of the Underlying Securities as debt securities for federal income tax purposes. However, in the documents pursuant to which the Underlying Securities were issued, the Underlying Securities Issuer [took the position that] [received an opinion of counsel to the effect that] the Underlying Securities constituted debt for federal income tax purposes. [In addition, if the Underlying Securities Issuer receives an opinion of counsel that there is a possibility that the Underlying Securities will not be treated as debt for federal income tax purposes because the length of the term of the Underlying Securities is inconsistent with debt characterization, the Underlying Securities Issuer has the right to shorten the maturity of the Underlying Securities.] The discussion below assumes that the Underlying Securities constitute debt for federal income tax purposes.

Tax Status of Trust

          In the opinion of Federal Tax Counsel, the Trust will not be classified as an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes. An unqualified opinion of Federal Tax Counsel to that effect will be filed on Form 8-K prior to the issuance of the Certificates. Because the Trust will not be classified as a corporation or publicly traded partnership taxable as a corporation, then to the extent the Underlying Securities constitute debt, the Certificates will represent an interest in debt (if the Trust is treated as a grantor trust) or interests in a partnership holding debt (if the Trust is treated as a partnership) for federal income tax purposes.

          [It is not entirely clear that the Trust would constitute a grantor trust for federal income tax purposes. Generally, in the event that the Underlying Securities are redeemed, prepaid, or liquidated in whole or in part, Available Funds that remain in the Trust following the payment of Trustee expenses and principal on the Class [ ] Certificates will be allocated to the holders of the Class [ ] Certificates and the holders of Class [ ] Certificates in accordance to the ratio of the Class [ ] Allocation to the Class [ ] Allocation. In general, a grantor trust is not permitted to issue multiple classes of interests, subject to certain exceptions. Because there is no authority directly on point, it is not clear whether the allocation of Available Funds to the Class [ ] Certificates is consistent with direct ownership of the Underlying Securities or whether such allocation creates a second class of interests in the Trust. Consequently, Federal Tax Counsel will not provide an opinion that the Trust will be treated as a grantor trust.]

          The parties will take the position that, although not free from doubt, the Trust will constitute a grantor trust for federal income tax purposes. Accordingly, the Trust will not be subject to federal income tax and each holder will be subject to federal income taxation as if it owned directly the portion of the Underlying Securities allocable to such Certificates, and as if it paid directly its share of expenses paid by the Trust. No assurance can be given that the Service will agree with the foregoing characterization of the Trust or that if challenged such a characterization will prevail.

          If the Trust were to be classified as a tax partnership, the Trust would not be subject to federal income tax, but each item of income, gain, loss and deduction generated as a result of the ownership of the Underlying Securities by the Trust would be passed through to the Class [ ] Certificateholders [and Class [ ] Certificateholders] as the partners in such a tax partnership according to their respective interests therein. The amount of income reportable by the certificateholders as partners in such a tax partnership could differ from that reportable by the certificateholders as holders of an interest in a grantor trust. A cash basis holder treated as a partner, for example, might be required to report income when it accrues to the Trust rather than when it is received by the certificateholder. As a result, the certificateholder might be taxed on an amount of income greater than the amount of interest received on the Certificate. In addition, partnership characterization may have adverse state or local tax consequences for certificateholders. Certificateholders should consult their own tax advisors regarding the effect upon them any re-characterization may have.

          Because the Trustee will treat the Trust as a grantor trust for federal income tax purposes, it will not comply with the tax reporting requirements applicable to the possible alternative characterization of the Trust as a partnership discussed above.

          The following discussion assumes that the Trust is, and the Class [ ] Certificates represent interests in, a grantor trust for federal income tax purposes.

Income of U.S. Certificateholders

          The purchase of a Class [ ] Certificate, for federal income tax purposes, represents the purchase of an undivided interest in the Underlying Securities, the grant of a call option to the holders of the Call Warrants, and an undivided interest in the option premium paid by the holders of the Call Warrants to the Trust for the grant of the call option. The purchase price allocable to the interest in the Underlying Securities should equal such interest's fair market value (the "Allocated Purchase Price"). The difference between such fair market value and the purchase price of the Class [ ] Certificate represents an interest in the option premium paid by the Call Warrant holders to the Trust. To the extent that the portion of the purchase price of a Class [ ] Certificate allocated to a holder's undivided interest in the Underlying Securities as so determined is greater than or less than the portion of the principal balance of the Underlying Securities allocable to the Class [ ] Certificate, such interest in the Underlying Securities will have been acquired at a premium or discount, as the case may be. To the extent that the Allocated Purchase Price is less than the principal amount of the Underlying Securities by more than a statutorily defined de minimis amount, the holder's interest in such Underlying Securities will be treated as purchased with "original issue discount." See the discussion below under "Interest Income and Original Issue Discount." Conversely, to the extent that the Allocated Purchase Price exceeds the principal amount of the Underlying Securities, the holder's interest therein will be treated as purchased with "bond premium." See the discussion below under "Bond Premium."

          Because of the difficulty of allocating the purchase price and the tax reporting relating thereto, the Trust intends to take the position for information reporting purposes that no significant consideration was paid for the Call Warrants and that the Allocated Purchase Price equals the purchase price of the Certificates. No assurance can be given that the Service will agree with such a position. It appears, however, that a certificateholder may elect to integrate the Call Warrant and its interest in the Underlying Securities and treat them as a single "synthetic" debt instrument under Treasury Regulation Section 1.1275-6. The Trust will not identify the interest in the Underlying Securities and the Call Warrant as part of an integrated transaction. Prospective investors should consult their own tax advisors regarding whether an election would be beneficial to them. If a certificateholder so elects, under the rules applicable to synthetic debt instruments, neither the interest in the Underlying Securities nor the Call Warrant would be generally subject to the rules that would apply on a separate basis to each component. The remainder of this discussion assumes that the two positions are not integrated and that the purchase price of the Class [ ] Certificates is equal to the Allocated Purchase Price. Potential investors are urged to consult with their tax advisors regarding the foregoing.

          Interest Income and Original Issue Discount. The proper federal income tax treatment of the Class [ ] Certificates is unclear. The Class [ ] Certificates represent an interest in [100 percent of the principal amount of the Underlying Securities and a pro rata portion of the interest payable on the Underlying Securities] [100 percent of the interest payable on the Underlying Securities and a pro rata portion of the principal amount of the Underlying Securities]. In effect, a portion of the [principal] [interest] of the Underlying Securities has been "stripped" off the Underlying Securities. Under the tax rules applicable to stripped debt obligations, on the date a Class [ ] Certificate is purchased the securities backing the Class [ ] Certificate will be treated as newly issued, possibly with original issue discount, for purposes of reporting to a certificateholder such holder's share of Trust income. Assuming the Class [ ] Certificates are purchased at par and subject to the discussion in the paragraph below, the Trust intends to take the position that the Class [ ] Certificates do not represent an interest in securities having original issue discount. Based upon the foregoing, it is reasonable for each holder to report on its federal income tax return, in a manner consistent with its method of tax accounting, its share of the interest income earned by the Trust with respect to the Underlying Securities. If, however, the Service successfully challenges this position, the Class [ ] Certificates would represent an interest in securities having original issue discount and the holders would be required to accrue income based upon a constant yield method without respect to the receipt of cash regardless of their normal method of tax accounting. Holders of Class [ ] Certificates other than a holder that purchased the Class [ ] Certificates upon original issuance may be considered to have acquired their undivided interests in the Underlying Securities with original issue discount or bond premium. Such holders are advised to consult their own tax advisors as to the tax consequences of the acquisition, ownership and disposition of the Class [ ] Certificates.

          Bond Premium. To the extent a holder is deemed to have purchased its pro rata undivided interest in the Underlying Securities at a premium (i.e., the purchase price of a Class [ ] Certificate allocable to the Underlying Securities exceeds the total amount payable on the Underlying Securities to the U.S. Holder other than qualified stated interest), such premium will be amortizable by the holder as an offset to interest income (with a corresponding reduction in the certificate owner's basis) under a constant yield method over the term of the Underlying Securities if an election under
Section 171 of the Code is made or was previously in effect. Any such election will also apply to all debt instruments held by the U.S. Holder during the year in which the election is made and all debt instruments acquired thereafter.

Deductibility of Trust's Fees and Expenses

          In computing its federal income tax liability, a holder will be entitled to deduct, consistent with its method of accounting, its share of reasonable administrative fees, trustee fees and other fees, if any, paid or incurred by the Trust as provided in Section 162 or 212 of the Code. If a holder is an individual, estate or trust, the deduction for such holder's share of fees will be a miscellaneous itemized deduction that may be disallowed in whole or in part.

Sale or Exchange by Holders

          If a Class [ ] Certificate is sold, exchanged or redeemed, or if the Call Warrants are exercised or the Underlying Securities redeemed by the Underlying Securities Issuer, the selling U.S. Holder will recognize gain or loss equal to the difference between the amount realized upon the sale or exchange and its adjusted basis in its Class [ ] Certificate. The amount realized by the selling U.S. Holder will include any additional amount payable as a result of the exercise by a holder of a Call Warrant of its right to call the Class [ ] Certificates with a settlement date occurring prior to [ ]. A U.S. Holder's adjusted basis of a Class [ ] Certificate will equal its cost, increased by any unpaid original issue discount includible in income with respect to the Class [ ] Certificate prior to its sale, and reduced by any principal payments previously received with respect to the Class [ ] Certificate and any bond premium amortization previously applied to offset interest income. The gain or loss recognized on the sale, exchange or redemption of a Class [ ] Certificate will generally be capital gain or loss if the Class [ ] Certificate was held as a capital asset. The purchase of a Class [ ] Certificate represents the purchase of an interest in the Underlying Securities and the issuance of a call option in the form of the Call Warrant. Accordingly, under the Code, the issuance of the call option to the Call Warrant holders likely represents a straddle with respect to the Underlying Securities, and if so, under Code Section 1092 any gain realized upon the sale, exchange or redemption of a Class [ ] Certificate, or the exercise of the Call Warrants or redemption of the Underlying Securities by the Underlying Securities Issuer, will be short-term capital gain or loss regardless of how long the Class [ ] Certificate was held by the U.S. Holder at the time of the disposition.

Non-U.S. Holders

          A Non-U.S. Holder that is an individual or corporation (or an entity treated as a corporation for federal income tax purposes) holding the Class [ ] Certificates on its own behalf will not be subject to United States federal income taxes on payments of principal, premium, interest or original issue discount on a Class [ ] Certificate, unless such Non-U.S. Holder is (i) a direct or indirect 10% or greater shareholder of the Underlying Securities Issuer; (ii) a controlled foreign corporation related to the Underlying Securities Issuer or (iii) an individual who ceased being a U.S. citizen or long-term resident for tax avoidance purposes. To qualify for the exemption from taxation, the Withholding Agent, as defined below, must have received a statement from the individual or corporation that:

          o is signed under penalties of perjury by the beneficial owner of the Class [ ] Certificate,

          o    certifies that such owner is not a U.S. Holder, and

          o    provides the beneficial owner's name and address.

          A "Withholding Agent" is the last United States payor (or a non-U.S. payor who is a qualified intermediary, U.S. branch of a foreign person, or withholding foreign partnership) in the chain of payment prior to payment to a Non-U.S. Holder (which itself is not a Withholding Agent). Generally, this statement is made on an IRS Form W-8BEN ("W-8BEN"), which is effective for the remainder of the year of signature plus three full calendar years unless a change in circumstances makes any information on the form incorrect. Notwithstanding the preceding sentence, a W-8BEN with a U.S. taxpayer identification number will remain effective until a change in circumstances makes any information on the form incorrect, provided that the Withholding Agent reports at least annually to the beneficial owner on IRS Form 1042-S. The beneficial owner must inform the Withholding Agent within 30 days of such change and furnish a new W-8BEN. A Non-U.S. Holder who is not an individual or corporation (or an entity treated as a corporation for federal income tax purposes) holding the Class [ ] Certificates on its own behalf may have substantially increased reporting requirements. In particular, in the case of Class [ ] Certificates held by a foreign partnership (or foreign trust), the partners (or beneficiaries) rather than the partnership (or trust) will be required to provide the certification discussed above, and the partnership (or trust) will be required to provide certain additional information.

          A Non-U.S. Holder whose income with respect to its investment in a Class [ ] Certificate is effectively connected with the conduct of a U.S. trade or business would generally be taxed as if the holder was a U.S. person provided the holder provides to the Withholding Agent an IRS Form W-8ECI.

          Certain securities clearing organizations, and other entities who are not beneficial owners, may be able to provide a signed statement to the Withholding Agent. However, in such case, the signed statement may require a copy of the beneficial owner's W-8BEN (or the substitute form).

          Generally, a Non-U.S. Holder will not be subject to federal income taxes on any amount which constitutes capital gain upon retirement or disposition of a Class [ ] Certificate, unless such Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of the disposition and such gain is derived from sources within the United States. Certain other exceptions may be applicable, and a Non-U.S. Holder should consult its tax advisor in this regard.

          The Class [ ] Certificates will not be includible in the estate of a Non-U.S. Holder unless (a) the individual is a direct or indirect 10% or greater shareholder of the Underlying Securities Issuer or, (b) at the time of such individual's death, payments in respect of the Class [ ] Certificates would have been effectively connected with the conduct by such individual of a trade or business in the United States, or (c) the holder was an individual who ceased being a U.S. citizen or long-term resident for tax avoidance purposes.

Information Reporting and Backup Withholding

          Backup withholding of U.S. federal income tax may apply to payments made in respect of a Class [ ] Certificate to a registered owner who is not an "exempt recipient" and who fails to provide certain identifying information (such as the registered owner's taxpayer identification number) in the manner required. Generally, individuals are not exempt recipients whereas corporations and certain other entities are exempt recipients. Payments made in respect of a holder must be reported to the Service, unless the holder is an exempt recipient or otherwise establishes an exemption. Compliance with the identification procedures (described in the preceding section) would establish an exemption from backup withholding for a Non-U.S. Holder who is not an exempt recipient.

          In addition, upon the sale of a Class [ ] Certificate to (or through) a "broker," the broker must backup withhold on the entire purchase price, unless either (i) the broker determines that the seller is a corporation or other exempt recipient or (ii) the seller provides certain identifying information in the required manner, and in the case of a Non-U.S. Holder certifies that the seller is a Non-U.S. Holder (and certain other conditions are met). Such a sale must also be reported by the broker to the Service, unless either (i) the broker determines that the seller is an exempt recipient or (ii) the seller certifies its non-U.S. status (and certain other conditions are met).

          Any amounts withheld under the backup withholding rules from a payment to a certificateholder would be allowed as a refund or a credit against such certificateholder's U.S. federal income tax, provided that the required information is furnished to the Service.

State and Local Tax Considerations

          Potential holders should consider the state and local income tax consequences of the purchase, ownership and disposition of the Class [ ] Certificates. State and local income tax laws may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality. Therefore, potential holders should consult their own tax advisors with respect to the various state and local tax consequences of an investment in the Class [ ] Certificates.

Possible Alternative Treatment of the Underlying Securities and
Certificateholders

          [If the Service successfully asserts that the Underlying Securities do not represent debt instruments for federal income tax purposes, then a certificateholder's interest in the Underlying Securities may be treated as representing an interest in the Underlying Securities Issuer's stock. Treatment of the Underlying Securities as stock could have adverse tax consequences to certain holders. For example, a Non-U.S. Holder might lose the benefit of treating the income on the Certificate as interest not subject to federal withholding tax.]

          [In addition, the Call Warrants may be exercised with respect to less than all of the Underlying Securities, in which case the Trustee or DTC will select by lot a corresponding amount of [Class [ ]] Certificates for redemption. The redemption should be treated as if the selected certificateholders alone exchanged their interests in the Underlying Securities for their redemption proceeds. The Service, however, may assert in such a case that all the [Class [ ]] Certificateholders received a pro rata redemption, following which the surviving certificateholders used their redemption proceeds to buy the remaining interests of the selected, departing certificateholders. If the Service successfully makes that assertion, then the surviving certificateholders, as well as the departing, selected certificateholders, may have taxable gain or loss on their deemed sale of [Class [ ]] Certificates.]

          [The Underlying Securities Issuer believes that the Underlying Securities should constitute indebtedness for federal income tax purposes and, if correct, an exercise by the Trust of its right to shorten the maturity of the Certificates would not be a taxable event to the certificateholders. Certificateholders should be aware, however, that the exercise by the Trust of its right to shorten the maturity of the Certificates would be a taxable event to certificateholders for federal income tax purposes if the Underlying Securities are treated as equity for such purposes prior to their maturity being shortened, assuming that the Underlying Securities of shortened maturity are treated as debt for such purposes.]

                             ERISA CONSIDERATIONS

          The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Code impose certain requirements on (a) an employee benefit plan (as defined in Section 3(3) of ERISA), (b) a plan described in Section 4975(e)(1) of the Code or (c) any entity whose underlying assets are treated as assets of any such plan by reason of such plan's investment in the entity (each, a "Plan").

          In accordance with ERISA's fiduciary standards, before investing in a Class [ ] Certificate, a Plan fiduciary should determine whether such an investment is permitted under the governing Plan instruments and is appropriate for the Plan in view of its investment policy and the composition of its portfolio. Other provisions of ERISA and the Code prohibit certain transactions (including loans or other extensions of credit) involving the assets of a Plan and persons who have specified relationships to the Plan ("parties in interest" within the meaning of ERISA or "disqualified persons" within the meaning of Section 4975 of the Code). Thus, a Plan fiduciary considering an investment in Certificates should also consider whether such an investment might constitute or give rise to a non-exempt prohibited transaction under ERISA or the Code. In addition to the prohibited transaction issues discussed below that could arise if the Trust assets are classified as Plan assets for ERISA purposes, prospective purchasers of Class [ ] Certificates should consider the ERISA implications of the grant of the call option to the holders of the Call Warrants and the consequences of a subsequent sale of the Underlying Securities to the holders of the Call Warrants. The initial holder of the Call Warrants will be the Depositor, but the Call Warrants are transferable contract rights.

Trust Assets as "Plan Assets"

          Under a "look-through rule" set forth in Section 2510.3-101 of the United States Department of Labor ("DOL") regulations, a Plan's assets may include an interest in the underlying assets of an entity that is not an operating company (such as a trust) for certain purposes under ERISA if the Plan acquires an equity interest in such entity. Such regulations contain an exemption from such Plan asset rules if the security acquired by the Plan is a "publicly offered security." A "publicly offered security" is defined as a security that is (i) freely transferable, (ii) part of a class of securities that is owned by 100 or more investors independent of the issuer and of one another and (iii) sold to the Plan as part of an offering of securities to the public pursuant to an effective registration statement under the Securities Act and timely registered under the Exchange Act. It is anticipated that the Class [ ] Certificates will meet the criteria of the "publicly offered securities" exemption. There are no restrictions imposed on the transfer of Class [ ] Certificates; the Class [ ] Certificates will be sold pursuant to an effective registration statement under the Securities Act and then will be timely registered under the Exchange Act; and the Underwriter[s] [has] [have] undertaken to sell the Class [ ] Certificates to a minimum of 400 beneficial owners. See "Listing."

          If the Class [ ] Certificates fail to meet the criteria of the "publicly offered security" exemption and the assets of the Trust were deemed to be Plan assets, transactions involving the Depositor, the Underwriter, the Trustee, the Underlying Securities Trustee or the Underlying Securities Issuer might constitute non-exempt prohibited transactions with respect to a Plan holding a Class [ ] Certificate unless

(i) one or more prohibited transaction class exemptions ("PTCEs") discussed below applies or (ii) such party, which could include the Underlying Securities Issuer, is not a disqualified person or party in interest with respect to such Plan. In addition, the fiduciary of an investing Plan could be treated as having delegated fiduciary responsibility to the Trustee.

Prohibited Transaction Exemptions

          Without regard to whether the Class [ ] Certificates satisfy the requirements of the "publicly offered security" exemption, a prohibited transaction could arise if the Issuer, the Underwriter, or an exerciser of the Call Warrant were a party in interest or disqualified person with respect to a Plan holding Class [ ] Certificates. Certain prohibited transaction class exemptions could apply to the acquisition and holding of Certificates by Plans, and the operation of the Trust, including, but not limited to: PTCE 84-14 (an exemption for certain transactions determined by an independent qualified professional asset manager); PTCE 91-38 (an exemption for certain transactions involving bank collective investment funds); PTCE 90-1 (an exemption for certain transactions involving insurance company pooled separate accounts); PTCE 95-60 (an exemption for certain transactions involving insurance company general accounts); and PTCE 96-23 (an exemption for certain transactions effected by in-house asset managers). There is no assurance that these exemptions would apply with respect to all transactions involving an investment in the Class [ ] Certificates or the Trust's assets.

                            METHOD OF DISTRIBUTION

          Pursuant to an underwriting agreement dated as of [ ] (the "Underwriting Agreement"), the Depositor has agreed to sell and [Credit Suisse First Boston LLC (an affiliate of the Depositor)] [each of the underwriters named below, including Credit Suisse First Boston LLC (an affiliate of the Depositor)] (the "Underwriter[s]") [,] has [severally] agreed to purchase, the [Certificates] [the [principal] [notional] amount of each class of Certificates set forth below opposite its name].

                                         Class [  ]    Class [  ]  Class [  ]

    Credit Suisse First Boston
    LLC . . . . . . . . . . . . . . . .  $             $           $

    [Other Underwriters] . . . . . . . . $             $           $

                                         --------      ------      --------
   Total . . . . . . . . . . . . . . . . $             $           $
                                         ========      ======      ========


The Underwriter[s] [has] [have] agreed, subject to certain terms and conditions set forth in the Underwriting Agreement, to purchase all Class [ ] Certificates offered hereby if any Class [ ] Certificates are purchased. [In the event of default by any Underwriter, the Underwriting Agreement provides that, in certain circumstances, the purchase commitments of non-defaulting Underwriters may be increased or the Underwriting Agreement may be terminated.]

          The Depositor has been advised by the Underwriter[s] that [it] [they] propose[s] initially to offer the Class [ ] Certificates [to the public at the public offering price set forth on the cover page of this prospectus supplement and to certain dealers at such price less a concession not in excess of $[ ] per Class [ ] Certificate] [from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale]. The Underwriter[s] may effect such transactions by selling Certificates to or through dealers and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriter[s] and any purchasers of Certificates for whom they may act as agents. The Underwriter[s] may allow and such dealers may reallow a concession not in excess of $[ ]. After the initial public offering, the public offering price and the concessions may be changed.

          The Underwriting Agreement provides that the Depositor will indemnify the Underwriter[s] against certain civil liabilities, including liabilities under the Securities Act, or will contribute to payments the Underwriter[s] may be required to make in respect thereof.

          Credit Suisse First Boston LLC is an affiliate of the Depositor, and the participation by Credit Suisse First Boston LLC in the offering of the Class [ ] Certificates complies with Section 2720 of the Conduct Rules of the National Association of Securities Dealers, Inc. regarding underwriting securities of an affiliate.

          In connection with the sale of the Class [ ] Certificates, Securities and Exchange Commission rules permit the Underwriter[s] to engage in transactions that stabilize the price of the Class [ ] Certificates. These transactions may include purchases for the purpose of fixing or maintaining the price of the Class [ ] Certificates. The Underwriter[s] may create a short position in the Class [ ] Certificates in connection with the offering. That means [it] [they] may sell a larger number of the Class [ ] Certificates than is shown on the cover page of this prospectus supplement. If [it] [they] create[s] a short position, the Underwriter[s] may purchase Class [ ] Certificates in the open market to reduce the short position. If the Underwriter[s] purchase[s] Class [ ] Certificates to stabilize the price or to reduce [its] [their] short position, the price of the Class [ ] Certificates could be higher than it might be if the Underwriter[s] had not made such purchases. The Underwriter[s] make[s] no representation or prediction about any effect that these purchases may have on the price of the Class [ ] Certificates. The Underwriter[s] may suspend any of these activities at any time.

          In addition to stabilizing transactions, the Underwriter[s] may exchange a certain percentage of the certificates constituting an unsold allotment of certificates for a like percentage of the deposited assets in accordance with Series 200[ ]-[ ] supplement to the Trust Agreement.

          The Underwriter[s] may also impose a penalty bid on certain dealers and selling group members. This means that if the Underwriter[s] purchase[s] Class [ ] Certificates in the open market to reduce the Underwriter['s][s'] short position or to stabilize the price of the Class [ ] Certificates, [it] [they] may reclaim the amount of the selling concession from the selling group members who sold those Class [ ] Certificates as part of this offering.

                                    LISTING

          [The Class [ ] Certificates are a new issue of securities with no established trading market. The Class [ ] Certificates will be approved for listing, subject to official notice of issuance, on the New York Stock Exchange ("NYSE"). The Class [ ] Certificates will be eligible for trading on the NYSE within the 30-day period after the initial delivery thereof but it is not likely that substantial amounts of the Class [ ] Certificates will be traded on the NYSE. In order to meet one of the requirements for listing the Class [ ] Certificates on the NYSE, the Underwriter[s] [has] [have] undertaken to sell the Class [ ] Certificates to a minimum of 400 beneficial owners. The Underwriter[s] [has] [have] told the Depositor that [it] [they] presently intends to make a market in the Class [ ] Certificates prior to commencement of trading on the NYSE, as permitted by applicable laws and regulations. The Underwriter[s] [is] [are] not obligated, however, to make a market in the Class [ ] Certificates. Any market making by the Underwriter[s] may be discontinued at any time at the sole discretion of the Underwriter[s]. No assurance can be given as to whether a trading market for the Class [ ] Certificates will develop or as to the liquidity of any trading market.]



                                    RATINGS

          At the time of issuance, the Class [ ] Certificates will be rated no lower than the Underlying Securities are rated. As of the date of this prospectus supplement, the Underlying Securities are rated [ ] by [ ] [and [ ] by [ ]] (the "Rating [Agency] [Agencies]"). The ratings address the likelihood of the payment of the amounts required under the Trust Agreement by the Trust, and are based primarily on the credit quality of the Deposited Assets and any providers of credit support, as well as on the relative priorities of the certificateholders of the Class [ ] Certificates with respect to collections and losses with respect to the Deposited Assets. The rating on the Class [ ] Certificates does not, however, constitute a statement regarding the occurrence or frequency of redemptions or prepayments on[, or extensions of the maturity of,] the Deposited Assets, the corresponding effect on yield to investors, or whether investors in the Class [ ] Certificates may fail to recover fully their initial investment.

          A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning Rating Agency. Each security rating should be evaluated independently of any other security rating.

          The Depositor has not requested a rating on the Class [ ] Certificates by any rating agency other than the Rating [Agency] [Agencies]. However, there can be no assurance as to whether any other rating agency will rate the Class [ ] Certificates, or, if it does, what rating would be assigned by any such other rating agency. A rating on the Class [ ] Certificates by another rating agency, if assigned at all, may be lower than the ratings assigned to the Class [ ] Certificates by the Rating [Agency] [Agencies].

                                LEGAL OPINIONS

          Certain legal matters relating to the Class [ ] Certificates will be passed upon for the Depositor and the Underwriter[s] by Sidley Austin Brown & Wood LLP, New York, New York.

                 INDEX OF TERMS FOR THE PROSPECTUS SUPPLEMENT





                      [LIST DEFINED TERMS AND PAGE NUMBER
                  WHERE DEFINED IN THE PROSPECTUS SUPPLEMENT]

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.



Prospectus
             PASS-THROUGH REPACKAGED TRUST CERTIFICATES ("PARTS")
                             (Issuable in series)

                     CSFB ASSET REPACKAGING DEPOSITOR LLC
                                   Depositor

 Each trust:

o may periodically issue [asset backed trust] certificates in one or more series with one or more classes; and

o    will own:

     o    a single debt security or a pool of debt securities;

     o    payments due on those securities;

     o securities of government sponsored enterprises which are not obligations of and are neither insured nor guaranteed by the U.S. government or any U.S. government agency; and/or

     o other assets described in this prospectus and in the accompanying prospectus supplement.

 The certificates:

o will represent interests in the trust and will be paid only from the assets of the trust;

o will be denominated and sold for U.S. dollars or for one or more foreign or composite currencies and any payments to certificateholders will be payable in U.S. dollars or in one or more foreign or composite currencies;

o will be issued as part of a designated series which may include one or more classes of certificates and have the benefit of some form of credit enhancement; and

o will not be obligations of and will neither be insured nor guaranteed by the U.S. government or any U.S. government agency.

 The certificateholders:

o will receive interest and principal payments from the assets deposited with each trust.

Before you decide to invest in any certificates, please read this prospectus and the related prospectus supplement, especially the risk factors beginning on page 4 in this prospectus.

The certificates will be interests in a trust only and neither the certificates nor the assets of the trust will represent interests in or obligations of the Depositor, any administrative agent of a trust, any trustee, or any of their affiliates.

This prospectus may be used to offer and sell any series of certificates only if accompanied by the prospectus supplement for that series.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus or the attached prospectus supplement. Any representation to the contrary is a criminal offense.

                               December 15, 2004

      IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS AND
                    THE ACCOMPANYING PROSPECTUS SUPPLEMENT

          We provide information to you about the certificates in two separate documents that offer varying levels of detail: (a) this prospectus, which provides general information, some of which may not apply to a particular series of certificates, including your series of certificates, and (b) the accompanying prospectus supplement, which provides a summary of the specific terms of your series of certificates, including:

     o the number of classes of certificates of such series and, with respect to each class of certificates of such series, its designation, aggregate principal amount or, if applicable, notional amount, and authorized denominations;

     o information concerning the type, characteristics and specifications of the securities deposited with the relevant trust (the "Underlying Securities") and any other assets deposited with such trust (together with the Underlying Securities, the "Deposited Assets") and any credit support for such series or class of certificates;

     o the relative rights and priorities of payment of each such class of certificates (including the method for allocating collections from the Deposited Assets to the certificateholders of each class and the relative ranking of the claims of the certificateholders of each class to the Deposited Assets);

     o any call warrants with respect to the certificates or the Underlying Securities, or any other mandatory or optional redemption terms,

     o the name of the trustee and the administrative agent, if any, for the series;

     o the Interest Rate (as defined below) or the terms relating to the applicable method of calculation thereof;

     o the time (a "Distribution Date") and place of distribution of any interest (if any), premium (if any) and/or principal (if any);

     o the currency or currencies in which the principal, premium, if any, and any interest are distributable;

     o    the date of issue;

     o the Final Scheduled Distribution Date (as defined below), if applicable;

     o    the offering price (if offered at a fixed price);

     o any exchange, whether mandatory or optional, and any redemption terms relating to the certificates of each series or class; and

     o    any other specific terms of certificates of each series or class.

          See "Description of Certificates--General" for a listing of other items that may be specified in the applicable prospectus supplement.

          This prospectus provides general information about the certificates. Please refer to the accompanying prospectus supplement, which describes the specific terms of your series of certificates.

          You should rely only on the information provided in this prospectus and the accompanying prospectus supplement, including the information incorporated by reference. We have not authorized anyone to provide you with different information. We are not offering the certificates in any state where the offer is not permitted. We do not claim the accuracy of the information in this prospectus or the accompanying prospectus supplement as of any date other than the dates stated on their respective covers.

          We include cross-references in this prospectus and in the accompanying prospectus supplement to captions in these materials where you can find further related discussions. The Index of Principal Terms on page A-1 in this prospectus lists the pages where capitalized terms used in this prospectus are defined. The following table of contents and the table of contents included in the accompanying prospectus supplement provide the pages on which these captions are located.

                               TABLE OF CONTENTS

Where You Can Find More Information.....................................3
Incorporation of Certain Documents By Reference.........................3
Reports to Certificateholders...........................................4
Important Currency Information..........................................4
Risk Factors............................................................4
The Depositor...........................................................7
Use of Proceeds.........................................................8
Formation of the Trusts.................................................8
Maturity and Yield Considerations.......................................9
Description of the Certificates........................................10
Description of Deposited Assets and Credit Support.....................28
Description of the Trust Agreement.....................................40
Currency Risks.........................................................48
Plan of Distribution...................................................50
Legal Opinions.........................................................52
Index of Principal Terms..............................................A-1

                      WHERE YOU CAN FIND MORE INFORMATION

          Each trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and we file on behalf of each trust reports and other information with the Securities and Exchange Commission (the "SEC"). You may read and copy any reports, statements or other information we file at the SEC's public reference room in Washington, D.C. You can request copies of these documents, upon payment of a duplicating fee, by writing to the SEC. Please call the SEC at (800) SEC-0330 for further information on the operation of its public reference room. Each trust's filings with the SEC are also available to the public on the SEC's internet website (http://www.sec.gov). We do not intend to send any financial reports to certificateholders.

          We filed a registration statement relating to the certificates with the SEC under the Securities Act of 1933, as amended. This prospectus is part of the registration statement, but the registration statement includes additional information.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

          The SEC allows us to "incorporate by reference" information we file with it, which means that we can disclose important information to you by referring you to those documents. We are incorporating by reference all documents that we have filed with the SEC pursuant to the Exchange Act prior to the date of this prospectus. The information incorporated by reference is considered to be part of this prospectus. Information that we file later with the SEC (including any information that we file on behalf of any trust) will automatically update the information in this prospectus. In all cases, you should rely on the later information over different information included in this prospectus or the accompanying prospectus supplement. We incorporate by reference any future SEC reports filed by or on behalf of the trusts until we terminate our offering of the certificates.

          As a recipient of this prospectus, you may request a copy of any document we incorporate by reference, except exhibits to the documents (unless the exhibits are specifically incorporated by reference), at no cost, by writing or calling us at: Secretary of the Depositor, Eleven Madison Avenue, New York, New York 10010, (212) 325-2000.

                         REPORTS TO CERTIFICATEHOLDERS

          Unless and until definitive certificates are issued, on each Distribution Date unaudited reports containing information concerning each trust will be prepared by the trustee and sent on behalf of each trust only to Cede & Co., as nominee of DTC and registered holder of the certificates. See "Description of the Certificates--Global Securities" and "Description of the Trust Agreement--Reports to Certificateholders; Notice." These reports will not constitute financial statements prepared in accordance with generally accepted accounting principles. We will file with the SEC on behalf of each separate trust periodic reports as are required under the Exchange Act.

                        IMPORTANT CURRENCY INFORMATION

          References herein to "U.S. dollars," "U.S.$," "USD," "dollar" or "$" are to the lawful currency of the United States.

          Purchasers are required to pay for each certificate in the currency in which the certificate is denominated. Currently, there are limited facilities in the United States for conversion of U.S. dollars into foreign currencies and vice versa, and banks do not currently offer non-U.S. dollar checking or savings account facilities in the United States. However, if requested by a prospective purchaser of a certificate denominated in a currency other than U.S. dollars, Credit Suisse First Boston LLC will arrange for the exchange of U.S. dollars into such currency to enable the purchaser to pay for the certificate. Requests must be made on or before the fifth business day preceding the date of delivery of the certificate or by a later date, as determined by Credit Suisse First Boston LLC. Each exchange will be made by Credit Suisse First Boston LLC on the terms and subject to the conditions, limitations and charges that Credit Suisse First Boston LLC may from time to time establish in accordance with its regular foreign exchange practice. All costs of exchange will be borne by the purchaser.

                                 RISK FACTORS

          The Certificates may not be a liquid investment.

          Prior to the issuance of any series of certificates, there will not be a public market for those securities. We cannot predict the extent to which a trading market will develop or how liquid that market might become or for how long it may continue. None of Credit Suisse First Boston LLC or any of its affiliates is obligated to make a market for any certificates, and they may or may not do so. Limited liquidity may adversely affect the timing of an investor's resale of the certificates or the price obtainable in the case of a resale.

          Information specific to each Series of Certificates will be found in the prospectus supplement describing such Series of Certificates.

          A prospectus supplement may set forth legal considerations that are applicable to a specific series (or class or classes within such series) of certificates being offered in connection with that prospectus supplement or the assets deposited in or assigned to the related trust.

          The assets of each Trust will consist of the related Deposited Assets and payments on the Certificates will be made solely from such Deposited Assets.

          The certificates will not represent a recourse obligation of or interest in the CSFB Asset Repackaging Despositor LLC (the "Depositor") or any of its affiliates. The certificates of each series will not be insured or guaranteed by any government agency or instrumentality, the Depositor, any person affiliated with the Depositor or any trust, or any other person. Any obligation of the Depositor with respect to the certificates of any series will only be pursuant to limited representations and warranties. The Depositor does not have, and is not expected in the future to have, any significant assets with which to satisfy any claims arising from a breach of any representation or warranty. If the Depositor were required to repurchase an Underlying Security, its only sources of funds to make a repurchase would be from funds obtained from the enforcement of a corresponding obligation, if any, on the part of the seller of the Underlying Security to the Depositor or from a reserve fund established to provide funds for repurchases. The Depositor is not obligated to establish or maintain a reserve fund.

          The assets of any given trust may include assets which are designed to support the payment or ensure the servicing or distribution with respect to the Deposited Assets. However, the certificates do not represent obligations of the Depositor, any administrative agent, any trustee or any of their affiliates. Accordingly, certificateholders' receipt of distributions will depend entirely on such trust's receipt of payments with respect to the Deposited Assets and any credit support identified in the related prospectus supplement. See "Description of Deposited Assets and Credit Support."

          Early payments or extension of maturity of the Certificates may leave an investor unable to reinvest in comparable investments.

          The timing of any distribution with respect to any series (or of any class within such series) of certificates will be affected by a number of factors, including:

          o    the performance of the related Deposited Assets;

          o the extent of any early redemption, repayment or extension of maturity of the related Underlying Securities (including acceleration resulting from any default or rescheduling resulting from bankruptcy or similar proceedings with respect to the issuer of the Underlying Securities); and

          o the manner and priority in which collections from the Underlying Securities and any other Deposited Assets are allocated to each class of such series of certificates.

          These factors may be influenced by a variety of accounting, tax, economic, social and other factors. The related prospectus supplement will discuss any calls, puts or other redemption options, any extension of maturity provisions and other terms applicable to the Underlying Securities and any other Deposited Assets. Any such terms may adversely affect an investor by returning principal amounts to the investor when prevailing interest rates have declined and reinvestment of those amounts at the rate applicable to the certificates is not possible. See "Maturity and Yield Considerations."

          A change in the characterization of a Trust could result in adverse tax consequences to the certificateholders.

          The federal income tax consequences of the purchase, ownership and disposition of the certificates and the tax treatment of the trusts will depend on the specific terms of the related certificates, trust, credit support, if any, and Deposited Assets. See the description under "Material Federal Income Tax Consequences" in the related prospectus supplement. If the related Deposited Assets include securities issued by one or more government agencies or instrumentalities, purchasers of the certificates may also be affected by the tax treatment of such Underlying Securities by the relevant issuing government. For example, a state or local government may treat the interest on its bonds as fully or partially taxable, whereas such interest might otherwise have been tax exempt. In addition, prospective purchasers should consult their tax advisors concerning their tax return disclosure obligations, if any, with respect to currency exchange losses. See "Currency Risks--Tax Considerations."

          A reduction or withdrawal of rating could occur which may adversely affect the value of the Certificates.

          At the time of issue, the certificates of any given series (or each class of such series that is offered hereby) will be rated in one of the investment grade categories recognized by one or more nationally recognized rating agencies. The rating of any series or class of certificates is based primarily on the related Deposited Assets and any credit support and the relative priorities of the certificateholders of such series or class to receive collections from, and to assert claims against, the related trust. A rating does not comment as to market price or suitability for a particular investor and is not a recommendation to purchase, hold or sell certificates. We cannot be certain that the rating will remain for any given period of time or that the rating will not be lowered or withdrawn entirely by the rating agency in the future.

          The trustees do not actively manage the Trusts for investors.

          The certificates of each series (or, if more than one class exists, each class of such series) will initially be represented by one or more global securities deposited with a depositary and purchasers will not receive individual certificates. Consequently, unless and until individual definitive certificates of a particular series or class are issued, purchasers will not be recognized as certificateholders under the related trust agreement. Until such time, purchasers will only be able to exercise the rights of certificateholders indirectly through the depositary and its respective participating organizations. The ability of any purchaser to pledge a certificate to persons or entities that do not participate in the depositary's system, or to otherwise act with respect to a certificate, may be limited. See "Description of Certificates--Global Securities" and any further description contained in the related prospectus supplement.

          If the Underlying Securities represent the obligations of foreign issuers, it may be difficult or impossible to obtain or realize upon judgments against such obligors.

          The Underlying Securities may include obligations of foreign issuers. Consequently, it may be difficult for the applicable trust as a holder of the Underlying Securities to obtain or realize upon judgments in the United States against the obligor. Even if an issuer is amenable to suit in the United States, the enforceability of any judgment obtained may be limited by a lack of substantial assets which can be levied upon in the United States or the inability to obtain recognition and enforcement of the judgment in the issuer's country. Because the Underlying Securities may represent direct or indirect obligations of foreign issuers, certificateholders should consider the political, economic and other risks attendant on holding the obligations of a foreign issuer which are not typically associated with an investment in securities of a domestic issuer. Such risks include:

          o    future political and economic developments;

          o    moratorium on payment or rescheduling of external debts;

          o    confiscatory taxation;

          o    imposition of any withholding tax;

          o    exchange rate fluctuations;

          o    political or social instability or diplomatic developments; and

          o    the imposition of additional governmental laws or restrictions.

          Risks with respect to currency exchange rates and exchange controls may exist.

          The certificates of any given series (or class within such series) may be denominated in a currency other than U.S. dollars. Prospective purchasers should consult their own financial and legal advisors as to the risks entailed by an investment in certificates denominated in a currency other than U.S.

dollars. See "Currency Risks." In addition, there are risks associated with Underlying Securities denominated in a currency other than the local currency of a foreign government. Governments have from time to time imposed, and may in the future impose, exchange controls that could affect the availability of a currency for making distributions in respect of Underlying Securities denominated in such currency.

          Certificateholders have very limited control over the Deposited
Assets.

          The trustee with respect to any series of certificates will hold the Deposited Assets for the benefit of the certificateholders. Each trust will generally hold the related Deposited Assets to maturity and not dispose of them, regardless of adverse events, financial or otherwise, which may affect any issuer of Underlying Securities or the value of the Deposited Assets. Under specified circumstances the holders of the certificates may direct the trustee to dispose of the Underlying Securities or take certain other actions in respect of the Deposited Assets, as described herein.

          Conflicts of interest may lead the Depositor to act adversely to certificateholders' interests.

          Credit Suisse First Boston LLC and other affiliates of the Depositor may act in different capacities in relation to any series of certificates, including as underwriter, swap counterparty or administrative agent, and there may be conflicts of interest between such parties in such capacities. When acting in their respective capacities in relation to a series, such parties will be obligated only to carry out the duties and functions required thereof.

          Credit Suisse First Boston LLC and other affiliates of the Depositor may commence, maintain or continue to maintain commercial relationships with respect to an issuer of Underlying Securities or its affiliates. In particular, Credit Suisse First Boston LLC or other affiliates of the Depositor may provide investment banking and other financial services to, and may enter into derivative transactions with, an issuer of Underlying Securities or its affiliates. Credit Suisse First Boston LLC or other affiliates of the Depositor may also hold long or short positions with respect to securities or other obligations of an issuer of Underlying Securities or its affiliates (including any Underlying Securities), or may enter into credit derivative or other derivative transactions with third parties with respect to those obligations. In connection with those transactions, Credit Suisse First Boston LLC or other affiliates of the Depositor may exercise or enforce rights against, and may otherwise act with respect to, an issuer of Underlying Securities or its affiliates without regard to the issuance of the certificates and the related transactions described in the related prospectus supplement. Any such actions might have an adverse effect on the related Underlying Securities or an issuer of such Underlying Securities, the ability of the related trust to exercise or enforce any rights with respect to such Underlying Securities or the value of the related certificates. In the case of a bankruptcy or insolvency of an issuer of Underlying Securities or its affiliates, or any other default under securities or other obligations of an issuer of Underlying Securities or its affiliates (including the Underlying Securities), the interests of certificateholders with respect to Underlying Securities held by the related trust may be in conflict with the interests of Credit Suisse First Boston LLC or other affiliates of the Depositor that have entered into transactions with the issuer of such Underlying Securities or its affiliates. Credit Suisse First Boston LLC and its affiliates may engage in any kind of business with, or have an investment in, any issuer of Underlying Securities, and in connection therewith, may obtain or be in possession of non-public information regarding the related Underlying Securities, an issuer or related persons which may not be made available to certificateholders.

          In addition, the prospectus supplement for each series of certificates will set forth information regarding additional risk factors applicable to such series (and each class within such series).

                                 THE DEPOSITOR

                  CSFB Asset Repackaging Depositor LLC was formed in the State of Delaware on November 22, 2004 as a direct, wholly-owned, limited-purpose subsidiary of Credit Suisse First Boston LLC. The principal office of the Depositor is located at Eleven Madison
Avenue, New York, New York 10010. Its telephone number is (212) 325-2000.

          The Limited Liability Company Agreement of the Depositor provides that the Depositor may conduct any lawful activities necessary or incidental to serving as depositor of one or more trusts that may issue and sell [asset backed trust] certificates. Pursuant to the terms of the trust agreement, the Depositor may not issue any securities which would result in the lowering of the then current ratings of the outstanding certificates of any series.

                                USE OF PROCEEDS

          The net proceeds to be received from the sale of each series or class of certificates (whether or not offered hereby) will be used by the Depositor to purchase the related Deposited Assets and arrange credit support (including, if specified in the related prospectus supplement, making required deposits into any reserve account or the applicable certificate account (as defined below) for the benefit of the certificateholders of such series or class or making initial payments under any swap agreement).

                            FORMATION OF THE TRUSTS

          A separate trust will be created for each series of certificates. The Depositor will assign, without recourse, the Deposited Assets for each series of certificates to the trustee named in the applicable prospectus supplement, in its capacity as trustee, for the benefit of the certificateholders of such series. See "Description of the Trust Agreement--Assignment of Deposited Assets." The trustee named in the applicable prospectus supplement will administer the Deposited Assets pursuant to the trust agreement and will receive a fee for these services as specified in the prospectus supplement. Any administrative agent named in the applicable prospectus supplement will perform the tasks specified therein and in the trust agreement and will receive a fee for these services as specified in the prospectus supplement. See "Description of the Trust Agreement--Collection and Other Administrative Procedures" and "Administrative Agent Compensation and Payment of Expenses."

          To the extent provided in the applicable prospectus supplement, the obligations of an administrative agent will consist primarily of:

     o its contractual-administrative obligations, if any, under the trust agreement;

     o its obligation, if any, to make cash advances in the event of delinquencies in payments on or with respect to any Deposited Assets in the amounts described under "Description of the Trust Agreement--Advances in Respect of Delinquencies;" and

     o its obligations, if any, to purchase Deposited Assets as to which there has been a breach of specified representations and warranties or as to which the documentation is materially defective.

          The obligations of an administrative agent and/or trustee, if any, named in the applicable prospectus supplement to make advances will be limited to amounts which the administrative agent believes ultimately would be recoverable under any credit support, insurance coverage, proceeds of liquidation of the Deposited Assets or from other sources available for such purposes. See "Description of the Trust Agreement--Advances in Respect of Delinquencies."

          Each trust will consist of:

     o    the Deposited Assets, or interests therein;

     o such assets, if any, as from time to time are identified as deposited in the related certificate account;

     o property, if any, acquired on behalf of certificateholders by foreclosure or repossession and any revenues received thereon;

     o those elements of credit support, if any, provided with respect to any class within such series that are specified as being part of the related trust in the applicable prospectus supplement, as described therein and under "Description of Deposited Assets and Credit Support--Credit Support";

     o the rights of the Depositor relating to any breaches of representations or warranties by the issuer of the Deposited Assets; and

     o the rights of the trustee in any cash advances, reserve fund or surety bond, if any, as described under "Description of the Trust Agreement--Advances in Respect of Delinquencies."

          Claims of certificateholders on the related trust property will be subject to, if applicable, the rights of any holder of call warrants or similar rights.

                       MATURITY AND YIELD CONSIDERATIONS

          Each prospectus supplement will contain any applicable information with respect to the type and maturities of the related Underlying Securities and the terms, if any, upon which such Underlying Securities may be subject to early redemption (either by the applicable obligor or pursuant to a third-party call option), repayment (at the option of the holders thereof) or extension of maturity. The provisions of the Underlying Securities with respect to redemption, repayment or extension of maturity may affect the weighted average life of the related series of certificates.

          The effective yield to holders of the certificates of any series (and class within such series) may be affected by aspects of the Deposited Assets or any credit support or the manner and priorities of allocations of collections with respect to the Deposited Assets between the classes of a given series. With respect to any series of certificates the Underlying Securities of which consist of one or more redeemable securities, extendable securities or securities subject to a third-party call option, the yield to maturity of such series (or class within such series) may be affected by any optional or mandatory redemption or repayment or extension of the related Underlying Securities prior to the stated maturity thereof. A variety of tax, accounting, economic, and other factors will influence whether an issuer exercises any right of redemption in respect of its securities. The rate of redemption may also be influenced by prepayments on the obligations a government-sponsored entity issuer holds for its own account. All else remaining equal, if prevailing interest rates fall significantly below the interest rates on the related Underlying Securities, the likelihood of redemption would be expected to increase. There can be no certainty as to whether any Underlying Security redeemable at the option of its issuer will be repaid prior to its stated maturity.

          The Underlying Securities will generally be subject to acceleration upon the occurrence of specified events of default, as described under "Description of Deposited Assets and Credit Support--Underlying Securities--Events of Default." The maturity and yield on the certificates will be affected by any early repayment of the Underlying Securities as a result of the acceleration of other securities of the same series and class as any Underlying Security (such securities, the "Outstanding Debt Securities") by the holders of such Outstanding Debt Securities. See "Description of the Deposited Assets--Underlying Securities Indenture." If an issuer of Underlying Securities becomes subject to a bankruptcy proceeding, the timing and amount of payments with respect to both interest and principal may be materially and adversely affected. A variety of factors influence the performance of private debt issuers and correspondingly may affect the ability of an issuer of Underlying Securities to satisfy its obligations under the Underlying Securities, including the company's operating and financial condition, leverage, and social, geographic, legal and economic factors. In addition, if the Underlying Securities are issued by a foreign government and the foreign government issuer or guarantor repudiates or places any limitation or moratorium on the payment of external indebtedness or imposes any confiscatory or withholding tax, the timing and amount of payments on the certificates may be materially and adversely affected. A variety of factors could influence a foreign government's willingness or ability to satisfy its obligations under the related Underlying Securities. We cannot predict the probability of a moratorium or other action affecting any Underlying Security.

          The extent to which the yield to maturity of such certificates may vary from the anticipated yield due to the rate and timing of payments on the Deposited Assets will depend upon the degree to which they are purchased at a discount or premium and the degree to which the timing of payments thereon is sensitive to the rate and timing of payments on the Deposited Assets.

          The yield to maturity of any series (or class within such series) of certificates will also be affected by variations in the interest rates applicable to, and the corresponding payments in respect of, such certificates, to the extent that the interest rate for such series (or class within such series) is based on variable or adjustable interest rates. With respect to any series of certificates representing an interest in a pool of government, foreign government or corporate debt securities, disproportionate principal payments (whether resulting from differences in amortization schedules, payments due on scheduled maturity or upon early redemption) on the related Underlying Securities having interest rates higher or lower than the then applicable interest rates for such certificates may affect the yield on the certificates.

          A variety of economic, social, political, tax, accounting and other factors may affect the degree to which any of the Underlying Securities are redeemed or called (whether by the applicable obligor or pursuant to a third-party call option) or the maturity of such Underlying Securities is extended, as specified in the related prospectus supplement. There can be no assurance as to the rate or likelihood of redemption, third-party call or extension of maturity of any Underlying Security. The applicable prospectus supplement will, to the extent available, provide further information with respect to any such experience applicable to the related Underlying Securities. In addition, the prospectus supplement for each series of certificates will set forth additional information regarding yield and maturity considerations applicable to such series (and each class within such series) and the related Deposited Assets, including the applicable Underlying Securities.

                        DESCRIPTION OF THE CERTIFICATES

          Each series (or, if more than one class exists, the classes within such series) of certificates will be issued pursuant to a trust agreement and a separate series supplement thereto among the Depositor, the administrative agent, if any, and the trustee named in the related prospectus supplement, a form of which trust agreement is attached as an exhibit to the registration statement. The provisions of the trust agreement (as so supplemented) may vary depending upon the nature of the certificates to be issued thereunder and the nature of the Deposited Assets, credit support and related trust. The following summaries describe certain provisions of the trust agreement which may be applicable to each series of certificates. The following summaries do not purport to be complete and are subject to the detailed provisions of the form of trust agreement for a full description of such provisions, including the definition of certain terms used, and for other information regarding the certificates. Article and section references in parentheses below are to articles and sections in the trust agreement. Wherever particular sections or defined terms of the trust agreement are referred to, such sections or defined terms are incorporated herein by reference as part of the statement made, and the statement is qualified in its entirety by such reference. As used herein with respect to any series, the term "certificate" refers to all the certificates of that series, whether or not offered hereby and by the related prospectus supplement, unless the context otherwise requires.

          A copy of the applicable series supplement to the trust agreement relating to each series of certificates issued from time to time will be filed by the Depositor as an exhibit to a Current Report on Form 8-K to be filed with the SEC following the issuance of such series.

General

          There is no limit on the amount of certificates that may be issued under the trust agreement, and the trust agreement will provide that certificates of the applicable series may be issued in multiple classes. The series (or classes within such series) of certificates to be issued under the trust agreement will represent the entire beneficial ownership interest in the trust for the series created pursuant to the trust agreement (as supplemented) and each class will be allocated certain relative priorities to receive specified collections from, and a certain percentage ownership interest of, the Deposited Assets in such trust, all as identified and described in the applicable prospectus supplement. See "Description of Deposited Assets and Credit Support--Collections."

          Reference is made to the related prospectus supplement for a description of the following terms of the series (and, if applicable, classes within such series) of certificates in respect of which this prospectus and such prospectus supplement are being delivered:

     o    the title of such certificates;

     o the series of such certificates and, if applicable, the number and designation of classes of such series;

     o whether such certificates or any of the Underlying Securities are callable or subject to early redemption;

     o information concerning the type, characteristics and specifications of the Deposited Assets being deposited into the related trust by the Depositor (and, with respect to any Underlying Security which at the time of such deposit represents a significant portion of all such Deposited Assets and any related credit support, information concerning the terms of each such Underlying Security, the identity of the issuer thereof and where publicly available information regarding such issuer may be obtained);

     o the limit, if any, upon the aggregate principal amount or notional amount, as applicable, of each class thereof;

     o the dates on which or periods during which such series or classes within such series may be issued (each, an "Original Issue Date"), the offering price thereof and the applicable Distribution Dates on which the principal, if any, of (and premium, if any, on) such series or classes within such series will be distributable;

     o if applicable, the relative rights and priorities of each class (including the method for allocating collections from and defaults or losses on the Deposited Assets to the certificateholders of each class);

     o whether the certificates of such series or each class within such series are Fixed Rate Certificates or Floating Rate Certificates (each as defined below) and the applicable interest rate (the "Interest Rate") for each such class including the applicable rate, if fixed (a "Fixed Interest Rate"), or the terms relating to the particular method of calculation thereof applicable to such series or each class within such series, if variable (a "Variable Interest Rate"); the date or dates from which such interest will accrue; the applicable Distribution Dates on which interest, principal and premium, in each case as applicable, on such series or class will be distributable and the related record dates (as defined in the related prospectus supplement, the "Record Dates"), if any;

     o the option, if any, of any certificateholder of such series or class to withdraw a portion of the assets of the related trust in exchange for surrendering such certificateholder's certificate or of the Depositor, the administrative agent, if any, or another third party to purchase or repurchase any Deposited Assets (in each case to the extent not inconsistent with the Depositor's continued satisfaction of the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940, as amended, and all applicable rules, regulations and interpretations thereunder) and the periods within which or the dates on which, and the terms and conditions upon which any such option may be exercised, in whole or in part;

     o the rating of each series or each class within such series offered hereby (provided, however, that one or more classes within such series not offered hereunder may be unrated or may be rated below investment grade);

     o the denominations in which such series or class within such series will be issuable;

     o whether the certificates of any class within a given series are to be entitled to (1) principal distributions, with disproportionate, nominal or no interest distributions, or (2) interest distributions, with disproportionate, nominal or no principal distributions ("Stripped Certificates"), and the applicable terms thereof;

     o whether the certificates of such series or of any class within such series are to be issued in the form of one or more global securities and, if so, the identity of the depositary, if other than The Depository Trust Company, for such global security or securities;

     o if a temporary certificate is to be issued with respect to such series or any class within such series, whether any interest thereon distributable on a Distribution Date prior to the issuance of a permanent certificate of such series or class will be credited to the account of the persons entitled thereto on such Distribution Date;

     o if a temporary global security is to be issued with respect to such series or class, the terms upon which beneficial interests in such temporary global security may be exchanged in whole or in part for beneficial interests in a permanent global security or for individual definitive certificates of such series or class and the terms upon which beneficial interests in a permanent global security, if any, may be exchanged for individual definitive certificates of such series or class;

     o if other than U.S. dollars, the currency applicable to the certificates of such series or class for purposes of denominations and distributions on such series or each class within such series (the "Specified Currency") and the circumstances and conditions, if any, when such currency may be changed, at the election of the Depositor or a certificateholder, and the currency or currencies in which any principal of or any premium or any interest on such series or class are to be distributed pursuant to such election;

     o any additional Administrative Agent Termination Events (as defined below), if applicable, provided for with respect to such series or class;

     o all applicable Required Percentages and Voting Rights (each as defined below) relating to the manner and percentage of votes of certificateholders of such series and each class within such series required with respect to certain actions by the Depositor or the applicable administrative agent, if any, or trustee under the trust agreement or with respect to the applicable trust; and

     o any other terms of such series or class within such series of certificates not inconsistent with the provisions of the trust agreement relating to such series.

          The United States federal income tax consequences and the consequences of the Employee Retirement Income Security Act of 1974, as amended, relating to any series or any class within such series of certificates will be described in the applicable prospectus supplement. In addition, any risk factors, the specific terms and other information with respect to the issuance of any series or class within such series of certificates on which the principal of and any premium and interest on are distributable in a Specified Currency other than U.S. dollars will be described in the applicable prospectus supplement relating to such series or class. The U.S. dollar equivalent of the public offering price or purchase price of a certificate having a Specified Currency other than U.S. dollars will be determined on the basis of the noon buying rate in New York City for cable transfers in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York (the "Market Exchange Rate") for such Specified Currency on the applicable issue or purchase date. As specified in the applicable prospectus supplement, such determination will be made by the Depositor, the trustee, the administrative agent, if any, or an agent thereof, as exchange rate agent for each series of certificates (the "Exchange Rate Agent").

          Generally, the certificates of each series (including any class of certificates not offered hereby) will be issued only as registered certificates in denominations of $25 and any integral multiple thereof and will be payable only in U.S. dollars. The authorized denominations of registered certificates of a given series or class within such series having a Specified Currency other than U.S. dollars will be set forth in the applicable prospectus supplement.

          Registered certificates may be transferred or exchanged for like certificates of the same series and class at the corporate trust office or agency of the applicable trustee in the City and State of New York, subject to the limitations provided in the trust agreement, without the payment of any service charge, other than any tax or governmental charge payable in connection therewith. The Depositor may at any time purchase certificates at any price in the open market or otherwise. Certificates so purchased by the Depositor may, at the discretion of the Depositor, be held or resold or surrendered to the trustee for cancellation of such certificates.

Distributions

          Distributions allocable to principal of and premium (if any) and interest on the certificates of each series (and class within such series) will be made in the Specified Currency for such certificates by or on behalf of the trustee on each Distribution Date as specified in the related prospectus supplement and the amount of each distribution will be determined as of the close of business on the date specified in the related prospectus supplement (the "Determination Date"). If the Specified Currency for a given series or class within such series is other than U.S. dollars, the administrative agent, if any, or otherwise the trustee may arrange to convert all payments in respect of each certificate of such series or class to U.S. dollars in the manner described in the following paragraph. The certificateholder of a registered certificate of a given series or class within such series denominated in a Specified Currency other than U.S. dollars may (if the applicable prospectus supplement and such certificate so indicate) elect to receive all distributions in respect of such certificate in the Specified Currency by delivery of a written notice to the trustee and administrative agent, if any, for such series not later than fifteen calendar days prior to the applicable Distribution Date, except under the circumstances described under "Currency Risks--Payment Currency" below. An election will remain in effect until revoked by written notice to such trustee and administrative agent, if any, received by each of them not later than fifteen calendar days prior to the applicable Distribution Date.

          For a registered certificate of a given series or class within such series having a Specified Currency other than U.S. dollars, the amount of any U.S. dollar distribution in respect of such Registered Certificate will be determined by the Exchange Rate Agent based on the highest firm bid quotation expressed in U.S. dollars received by the Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable Distribution Date (or, if no such rate is quoted on such date, the last date on which such rate was quoted), from three (or, if three are not available, then two) recognized foreign exchange dealers in The City of New York (one of which may be the Offering Agent and another of which may be the Exchange Rate Agent) selected by the Exchange Rate Agent, for the purchase by the quoting dealer, for settlement on such Distribution Date, of the aggregate amount payable in such Specified Currency on such payment date in respect of all registered certificates. All currency exchange costs will be borne by the certificateholders of such registered certificates by deductions from such distributions. If no such bid quotations are available, such distributions will be made in such Specified Currency, unless such Specified Currency is unavailable due to the imposition of exchange controls or to other circumstances beyond the Depositor's control, in which case such distributions will be made as described under "Currency Risks--Payment Currency" below.

          Except as provided in the immediately succeeding paragraph, distributions with respect to certificates will be made (in the case of registered certificates) at the corporate trust office or agency of the trustee in The City of New York; provided, however, that any such amounts distributable on the final

Distribution Date of a certificate will be distributed only upon surrender of such certificate at the applicable location set forth above.

          Distributions on registered certificates in U.S. dollars will be made, except as provided below, by check mailed to the registered certificateholders of such certificates (which, in the case of global securities, will be a nominee of The Depository Trust Company, New York, New York (as depositary for registered certificates denominated and payable in U.S. dollars) or such other depositary identified in the related prospectus supplement (the "Depositary")); provided, however, that, in the case of a series or class of registered certificates issued between a Record Date and the related Distribution Dates, interest for the period beginning on the issue date for such series or class and ending on the last day of the interest accrual period ending immediately prior to or coincident with such Distribution Date will be distributed on the next succeeding Distribution Date to the registered certificateholders of the registered certificates of such series or class on the related Record Date. A certificateholder of $10,000,000 (or the equivalent thereof in a Specified Currency other than U.S. dollars) or more in aggregate principal amount of registered certificates of a given series shall be entitled to receive such U.S. dollar distributions by wire transfer of immediately available funds, but only if appropriate wire transfer instructions have been received in writing by the trustee for such series not later than fifteen calendar days prior to the applicable Distribution Date. Simultaneously with the election by any certificateholder to receive payments in a Specified Currency other than U.S. dollars (as provided above), such certificateholder shall provide appropriate wire transfer instructions to the trustee for such series, and all such payments will be made by wire transfer of immediately available funds to an account maintained by the payee with a bank located outside the United States.

          "Business Day" means any day, other than a Saturday or Sunday, that is (i) not a day on which banking institutions are authorized or required by law or regulation to be closed in (a) The City of New York or (b) if the Specified Currency for such certificate is other than U.S. dollars, the financial center of the country issuing such Specified Currency (which, in the case of Euros, shall be Brussels, Belgium) and (ii) if the Interest Rate for such certificate is based on LIBOR, a London Banking Day. "London Banking Day" means any day on which dealings in deposits in the Specified Currency of such certificate are transacted in the London interbank market. The Record Date with respect to any Distribution Date for a series or class of registered certificates shall be specified as such in the applicable prospectus supplement.

Interest on the Certificates

          General. Each class of certificates (other than certain classes of Stripped Certificates) of a given series may have a different Interest Rate, which may be a Fixed or Variable Interest Rate, as described below. In the case of Stripped Certificates with no or, in certain cases, a nominal Certificate Principal Balance (as defined below), such distributions of interest will be in an amount (as to any Distribution Date, "Stripped Interest") described in the related prospectus supplement. For purposes hereof, "Notional Amount" means the notional amount specified in the applicable prospectus supplement on which interest on Stripped Certificates with no or, in certain cases, a nominal Certificate Principal Balance will be made on each Distribution Date. Reference to the Notional Amount of a class of Stripped Certificates herein or in a prospectus supplement does not indicate that such certificates represent the right to receive any distribution in respect of principal in such amount, but rather the term is used solely as a basis for calculating the amount of required distributions and determining certain relative voting rights, all as specified in the related prospectus supplement.

          Fixed Rate Certificates. Each series (or, if more than one class exists, each class within such series) of certificates with a Fixed Interest Rate ("Fixed Rate Certificates") will bear interest, on the outstanding Certificate Principal Balance (as defined below) (or Notional Amount, if applicable), from its Original Issue Date, or from the last date to which interest has been paid, at the fixed Interest Rate stated on the face thereof and in the applicable prospectus supplement until the principal amount thereof is distributed or made available for repayment (or in the case of Fixed Rate Certificates with no or a nominal principal amount, until the Notional Amount thereof is reduced to zero), except that, if so specified and described in the applicable prospectus supplement, the Interest Rate for such series or any such class or classes may be subject to adjustment from time to time in response to designated changes in the ratings assigned to such certificates by one or more rating agencies, in accordance with a schedule or otherwise. Interest on each series or class of Fixed Rate Certificates will be distributable in arrears on each Distribution Date specified in such prospectus supplement. Each such distribution of interest shall include interest accrued through the day specified in the applicable prospectus supplement. Interest on Fixed Rate Certificates will be computed on the basis of a 360-day year of twelve 30-day months.

          Floating Rate Certificates. Each series (or, if more than one class exists, each class within such series) of certificates with a Variable Interest Rate ("Floating Rate Certificates") will bear interest, on the outstanding Certificate Principal Balance (or Notional Amount, if applicable), from its Original Issue Date to the first Interest Reset Date (as defined below) for such series or class at the initial Interest Rate set forth on the face thereof and in the applicable prospectus supplement ("Initial Interest Rate"). Thereafter, the Interest Rate on such series or class for each Interest Reset Period (as defined below) will be determined by reference to an interest rate basis (the "Base Rate"), plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any. The "Spread" is the number of basis points (one basis point equals one one-hundredth of a percentage point) that may be specified in the applicable prospectus supplement as being applicable to such series or class, and the "Spread Multiplier" is the percentage that may be specified in the applicable prospectus supplement as being applicable to such series or class, except that if so specified in the applicable prospectus supplement, the Spread or Spread Multiplier on such series or any such class or classes of Floating Rate Certificates may be subject to adjustment from time to time in response to designated changes in the ratings assigned to such certificates by one or more rating agencies, in accordance with a schedule or otherwise, all as described in such prospectus supplement. The applicable prospectus supplement will designate a Base Rate based on one of the following published rates, corresponding to the applicable Index Maturity, as applicable to a Floating Rate Certificate:

     o the rate for certificates of deposit of major United States money center banks (a "CD Rate Certificate");

     o the United States Treasury constant maturities rate (a "CMT Rate Certificate");

     o the prime loan rates or base lending rates of major U.S. banks (a "Prime Rate Certificate")

     o a money market yield or commercial paper rate (a "Commercial Paper Rate Certificate");

     o    the United States federal funds rate (a "Federal Funds Rate
          Certificate")

     o    a LIBOR rate (a "LIBOR Certificate"); or

     o the rate for direct obligations of the United States (a "Treasury Rate Certificate").

          The "Index Maturity" for any series or class of Floating Rate Certificates is the period of maturity of the instrument or obligation from which the Base Rate is calculated. "H.15(519)" means the publication entitled "Statistical Release H.15(519), Selected Interest Rates," or any successor publications, published by the Board of Governors of the Federal Reserve System. "H.15 Daily Update" means the daily update of H.15(519), available through the world wide web site of the Board of Governors of the Federal Reserve System at http://federalreserve.gov/releases/h15/update, or any successor site or publication. "Composite Quotations" means the daily statistical release entitled "Composite 3:30 p.m. Quotations for U.S. Government Securities" published by the Federal Reserve Bank of New York.

          As specified in the applicable prospectus supplement, Floating Rate Certificates of a given series or class may also have either or both of the following (in each case expressed as a rate per annum on a simple interest basis): (i) a maximum limitation, or ceiling, on the rate at which interest may accrue during any interest accrual period specified in the applicable prospectus supplement (the "Maximum Pass-Through Rate") and (ii) a minimum limitation, or floor, on the rate at which interest may accrue during any such interest accrual period (the "Minimum Pass-Through Rate"). In addition to any Maximum Pass-Through Rate that may be applicable to any series or class of Floating Rate Certificates, the Pass-Through Rate applicable to any series or class of Floating Rate Certificates will in no event be higher than the maximum rate permitted by applicable law, as the same may be modified by United States law of general application.

          The Depositor will appoint, and enter into agreements with, agents (each, a "Calculation Agent") or the Depositor will act as Calculation Agent to calculate Pass-Through Rates on each series or class of Floating Rate Certificates. The applicable prospectus supplement will set forth the identity of the Calculation Agent for each series or class of Floating Rate Certificates. All determinations of interest by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the holders of Floating Rate Certificates of a given series or class.

          The Pass-Through Rate on each class of Floating Rate Certificates will be reset daily, weekly, monthly, quarterly, semiannually or annually (such period the "Interest Reset Period" for such class, and the first day of each Interest Reset Period an "Interest Reset Date"), as specified in the applicable prospectus supplement. Interest Reset Dates with respect to each series, and any class within such series of Floating Rate Certificates, will be specified in the applicable prospectus supplement; provided, however, that unless otherwise specified in such prospectus supplement, the Pass-Through Rate in effect for the ten days immediately prior to the Final Scheduled Distribution Date (as defined in the prospectus supplement) will be that in effect on the tenth day preceding such Final Scheduled Distribution Date. If an Interest Reset Date for any class of Floating Rate Certificates would otherwise be a day that is not a Business Day, such Interest Reset Date will occur on a prior or succeeding Business Day, specified in the applicable prospectus supplement.

          Interest payable in respect of Floating Rate Certificates shall be the accrued interest from and including the Original Issue Date of such series or class or the last Interest Reset Date to which interest has accrued and been distributed, as the case may be, to but excluding the immediately following Distribution Date.

          With respect to a Floating Rate Certificate, accrued interest shall be calculated by multiplying the Certificate Principal Balance of such certificate (or, in the case of a Stripped Certificate with no or a nominal Certificate Principal Balance, the Notional Amount specified in the applicable prospectus supplement) by an accrued interest factor. Such accrued interest factor will be computed by adding the interest factors calculated for each day in the period for which accrued interest is being calculated. The interest factor (expressed as a decimal calculated to seven decimal places without rounding) for each such day is computed by dividing the Pass-Through Rate in effect on such day by 360, in the case of LIBOR Certificates, Commercial Paper Rate Certificates, Federal Funds Rate Certificates, CD Rate Certificates and Prime Rate Certificates or by the actual number of days in the year, in the case of Treasury Rate Certificates and CMT Rate Certificates. For purposes of making the foregoing calculation, the variable Pass-Through Rate in effect on any Interest Reset Date will be the applicable rate as reset on such date.

          All percentages resulting from any calculation of the Pass-Through Rate on a Floating Rate Certificate will be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, and all currency amounts used in or resulting from such calculation on Floating Rate Certificates will be rounded to the nearest one-hundredth of a unit (with .005 of a unit being rounded upward).

          Interest on any series (or class within such series) of Floating Rate Certificates will be distributable on the Distribution Dates and for the interest accrual periods as and to the extent set forth in the applicable prospectus supplement.

          Upon the request of the holder of any Floating Rate Certificate of a given series or class, the Calculation Agent for such series or class will provide the Pass-Through Rate then in effect and, if determined, the Pass-Through Rate that will become effective on the next Interest Reset Date with respect to such Floating Rate Certificate.

          CD Rate Certificates. Each CD Rate Certificate will bear interest for each Interest Reset Period at the Pass-Through Rate calculated with reference to the CD Rate and the Spread or Spread Multiplier, if any, specified in such certificate and in the applicable prospectus supplement.

          The "CD Rate" for each Interest Reset Period shall be the rate as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "CD Rate Determination Date") for negotiable certificates of deposit having the Index Maturity designated in the applicable prospectus supplement as published in H.15(519) under the heading "CDs (Secondary Market)." In the event that such rate is not published prior to 3:00 p.m., New York City time, on the CD Rate Calculation Date (as defined below) pertaining to such CD Rate Determination Date, then the "CD Rate" for such Interest Reset Period will be the rate on such CD Rate Determination Date for negotiable certificates of deposit of the Index Maturity designated in the applicable prospectus supplement as published in Composite Quotations under the heading "Certificates of Deposit." If by 3:00 p.m., New York City time, on such CD Rate Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "CD Rate" for such Interest Reset Period will be calculated by the Calculation Agent for such CD Rate Certificate and will be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on such CD Rate Determination Date, of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for such CD Rate Certificate for negotiable certificates of deposit of major United States money center banks of the highest credit standing (in the market for negotiable certificates of deposit) with a remaining maturity closest to the Index Maturity designated in the related prospectus supplement in a denomination of $5,000,000; provided, however, that if the dealers selected as aforesaid by such Calculation Agent are not quoting offered rates as mentioned in this sentence, the "CD Rate" for such Interest Reset Period will be the same as the CD Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

          The "CD Rate Calculation Date" relating to any CD Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such CD Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day or (b) the second Business Day preceding the date any distribution of interest is required to be made following the applicable Interest Reset Date.

          CMT Rate Certificates. Each CMT Rate Certificate will bear interest for each Interest Reset Period at the Pass-Through Rate calculated with reference to the CMT Rate and the Spread or Spread Multiplier, if any, specified in such certificate and in the applicable prospectus supplement.

          The "CMT Rate" for each Interest Reset Period shall be the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "CMT Rate Determination Date") for the United States Treasury constant maturities as follows:

          A. if CMT Telerate Page 7051 (as defined below) is specified in the applicable prospectus supplement, the percentage yield equal to yield for United States Treasury securities at "constant maturity" having the index maturity specified in the applicable prospectus supplement as published in H.15(519) under the caption "Treasury Constant Maturities," as the yield is displayed on Bridge Telerate, Inc. (or any successor service) on page 7051 (or any other page as may replace the specified page on that service) ("Telerate Page 7051") on such CMT Rate Determination Date. If such rate does not so appear on Telerate Page 7051, the percentage equal to the yield for the United States Treasury securities at "constant maturity" having the particular index maturity and for the CMT Rate
               Determination Date as published in H.15(519) under the caption "Treasury Constant Maturities." If the rate does not so appear in H.15(519), the rate on the CMT Rate Determination Date for the period of the particular index maturity as may then be published by either the Federal Reserve System Board of Governors or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate which would otherwise have been published in H.15(519). If the rate is not so published, the rate on the CMT Rate
               Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary marketbid prices at approximately 3:30 p.m., New York City time, on that CMT Rate Determination Date of three leading primary United States government securities dealers in The City of New York (which may include affiliates of the Depositor, the underwriters and the agents) (each, a "Reference Dealer"), selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity equal to the particular index maturity, a remaining term to maturity no more than one year shorter than that index maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time. If fewer than five but more than two of such prices are provided as requested, the rate on the particular CMT Rate Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated. If fewer than three such prices are provided as requested, the rate on the particular CMT Rate Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 p.m., New York City time, on that interest determination date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the particular index maturity, a remaining term to maturity closest to that index maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time. If fewer than five but more than two such prices are provided as requested, the rate on the particular CMT Rate Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations will be eliminated. If fewer than three such prices are provided as requested, the CMT Rate in effect on the particular CMT Rate Determination Date.

          B. if CMT Telerate Page 7052 (as defined below) is specified in the applicable prospectus supplement, the percentage equal to the one-week or one-month, as specified in the applicable pricing supplement, average yield for United States Treasury securities at "constant maturity" having the index maturity specified in the applicable prospectus supplement as published in H.15(519) under the caption "Treasury Constant Maturities," as the yield is displayed on Bridge Telerate, Inc. (or any successor service) on page 7052 (or any other page as may replace the specified page on that service) ("Telerate Page 7052"), for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the CMT Rate Determination Date falls. If such rate does not so appear on Telerate Page 7052, the percentage equal to the one-week or one-month, as specified in the applicable prospectus supplement, average yield for the United States Treasury securities at "constant maturity" having the particular index maturity and for the week or month, as applicable, preceding the CMT Rate Determination Date as published in H.15(519) opposite the caption "Treasury Constant Maturities." If the rate does not so appear in H.15(519), the one week or one month, as specified in the applicable prospectus supplement, average yield for United States Treasury securities at "constant maturity" having the particular index maturity as otherwise announced by the Federal Reserve Bank of New York for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the CMT Rate Determination Date falls. If the rate is not so published, the rate on the CMT Rate Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 p.m., New York City time, on that CMT Rate Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity equal to the particular index maturity, a remaining term to maturity no more than one year shorter than that index maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time. If fewer than five but more than two of such prices are provided as requested, the rate on the particular CMT Rate Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated. If fewer than three such prices are provided as requested, the rate on the particular CMT Rate Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 p.m., New York City time, on that interest determination date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the particular index maturity, a remaining term to maturity closest to that index maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time. If fewer than five but more than two such prices are provided as requested, the rate on the particular CMT Rate Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations will be eliminated. If fewer than three such prices are provided as requested, the CMT Rate in effect on the particular CMT Rate Determination Date. If two United States Treasury securities with an original maturity greater than the index maturity specified in the applicable pricing supplement have remaining terms to maturity equally close to the particular index maturity, the quotes for the United States Treasury security with the shorter original remaining term to maturity will be used.

          The "CMT Rate Calculation Date" pertaining to any CMT Rate Determination Date shall be the next succeeding Business Day.

          Prime Rate Certificates. Each Prime Rate Certificate will bear interest for each Interest Reset Period at the Pass-Through Rate calculated with reference to the Prime Rate and the Spread or Spread Multiplier, if any, specified in such certificate and in the applicable prospectus supplement.

          The "Prime Rate" for each Interest Reset Period will be determined by the Calculation Agent for such Prime Rate Certificate as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "Prime Rate Determination Date") for prime rate interest on such Prime Rate Determination Date as published in H.15(519) under the heading "Bank Prime Loan." In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Prime Rate Calculation Date (as defined below) pertaining to such Prime Rate Determination Date, then the "Prime Rate" for such Interest Reset Period shall be the rate as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "Bank Prime Loan." If by 3:00 p.m., New York City time, on such Prime Rate Calculation Date such rate is not yet published in either H.15(519) or H.15 Daily Update, then the "Prime Rate" for such Interest Reset Period shall be the arithmetic mean calculated by the Calculation Agent of the rates of interest publicly announced by each bank that appears on the Reuters Screen US PRIME1 Page (as defined below) as the applicable bank's prime rate or base lending rate as of 11:00 a.m., New York City time, on such Prime Rate Determination Date; provided, however, if fewer than four rates are so published by 3:00 p.m., New York City time, on the related Prime Rate Calculation Date, the rate on the Prime Rate interest Determination Date calculated by the Calculation Agent as the arithmetic mean of the prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on that Prime Rate Determination Date by three major banks, which may include affiliates of the Depositor, the underwriters and the agents, in The City of New York selected by the Calculation Agent. If the banks so selected by the Calculation Agent are not quoting the Prime Rate, the Prime Rate shall be determined as of that Prime Rate Determination Date will be the Prime Rate in effect on that Prime Rate Determination Date.

          The "Prime Rate Calculation Date" pertaining to any Prime Rate Determination Date shall be the next succeeding Business Day.

          "Reuters Screen US PRIME1 Page" means the display on the Reuter Monitor Money Rates Service (or any successor service) on the "US PRIME 1" page (or any other page as may replace that page on that service) for the purpose of displaying prime rates or base lending rates of major United States banks.

          Commercial Paper Rate Certificates. Each Commercial Paper Rate Certificate will bear interest for each Interest Reset Period at the Pass-Through Rate calculated with reference to the Commercial Paper Rate and the Spread or Spread Multiplier, if any, specified in such certificate and in the applicable prospectus supplement.

          The "Commercial Paper Rate" for each Interest Reset Period will be determined by the Calculation Agent for such Commercial Paper Rate Certificate as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "Commercial Paper Rate Determination Date") and shall be the Money Market Yield (as defined below) on such Commercial Paper Rate Determination Date of the rate for commercial paper having the Index Maturity specified in the applicable prospectus supplement, as such rate shall be published in H.15(519) under the heading "Commercial Paper." In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Commercial Paper Rate Calculation Date (as defined below) pertaining to such Commercial Paper Rate Determination Date, then the "Commercial Paper Rate" for such Interest Reset Period shall be the Money Market Yield on such Commercial Paper Rate Determination Date of the rate for commercial paper of the specified Index Maturity as published in Composite Quotations under the heading "Commercial Paper." If by 3:00 p.m., New York City time, on such Commercial Paper Rate Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "Commercial Paper Rate" for such Interest Reset Period shall be the Money Market Yield of the arithmetic mean of the offered rates, as of 11:00 a.m., New York City time, on such Commercial Paper Rate Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for such Commercial Paper Rate Certificate for commercial paper of the specified Index Maturity placed for an industrial issuer whose bonds are rated "AA" or the equivalent by a nationally recognized rating agency; provided, however, that if the dealers selected as aforesaid by such Calculation Agent are not quoting offered rates as mentioned in this sentence, the "Commercial Paper Rate" for such Interest Reset Period will be the same as the Commercial Paper Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

          "Money Market Yield" shall be a yield calculated in accordance with the following formula:

                Money Market Yield = D X 360 X 100
                                     -------------
                                     360 - (D X M)

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the specified Index Maturity.

          The "Commercial Paper Rate Calculation Date" pertaining to any Commercial Paper Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such Commercial Paper Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day or (b) the second

Business Day preceding the date any distribution of interest is required to be made following the applicable Interest Reset Date.

          Federal Funds Rate Certificates. Each Federal Funds Rate Certificate will bear interest for each Interest Reset Period at the Pass-Through Rate calculated with reference to the Federal Funds Rate and the Spread or Spread Multiplier, if any, specified in such certificate and in the applicable prospectus supplement.

          The "Federal Funds Rate" for each Interest Reset Period shall be the effective rate on the Interest Reset Date for such Interest Reset Period (a "Federal Funds Rate Determination Date") for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)." In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Federal Funds Rate Calculation Date (as defined below) pertaining to such Federal Funds Rate Determination Date, the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate." If by 3:00 p.m., New York City time, on such Federal Funds Rate Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date made publicly available by the Federal Reserve Bank of New York which is equivalent to the rate which appears in H.15(519) under the heading "Federal Funds (Effective)"; provided, however, that if such rate is not made publicly available by the Federal Reserve Bank of New York by 3:00 p.m., New York City time, on such Federal Funds Rate Calculation Date, the "Federal Funds Rate" for such Interest Reset Period will be the same as the Federal Funds Rate in effect for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest
Rate). In the case of a Federal Funds Rate Certificate that resets daily, the Pass-Through Rate on such Certificate for the period from and including a Monday to but excluding the succeeding Monday will be reset by the Calculation Agent for such certificate on such second Monday (or, if not a Business Day, on the next succeeding Business Day) to a rate equal to the average of the Federal Funds Rate in effect with respect to each such day in such week.

          The "Federal Funds Rate Calculation Date" pertaining to any Federal Funds Rate Determination Date shall be the next succeeding Business Day.

          LIBOR Certificates. Each LIBOR Certificate will bear interest for each Interest Reset Period at the Pass-Through Rate calculated with reference to LIBOR and the Spread or Spread Multiplier, if any, specified in such certificate and in the applicable prospectus supplement.

          With respect to LIBOR indexed to the offered rate for U.S. dollar deposits, "LIBOR" for each Interest Reset Period will be determined by the Calculation Agent for any LIBOR Certificate as follows:

               (i) On the second London Banking Day prior to the Interest Reset Date for such Interest Reset Period (a "LIBOR Determination Date"), the Calculation Agent for such LIBOR Certificate will determine the arithmetic mean of the offered rates for deposits in U.S. dollars for the period of the Index Maturity specified in the applicable prospectus supplement, commencing on such Interest Reset Date, which appear on the Reuters Screen LIBO Page at approximately 11:00 a.m., London time, on such LIBOR Determination Date. "Reuters Screen LIBO Page" means the display designated as page "LIBOR" on the Reuters Monitor Money Rates Service (or such other page may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks). If at least two such offered rates appear on the Reuters Screen LIBO Page, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such offered rates as determined by the Calculation Agent for such LIBOR Certificate.

               (ii) If fewer than two offered rates appear on the Reuters Screen LIBO Page on such LIBOR Determination Date, the Calculation Agent for such LIBOR Certificate will request the principal London offices of each of four major banks in the London interbank market selected by such Calculation Agent to provide such Calculation Agent with its offered quotations for deposits in U.S. dollars for the period of the specified Index Maturity, commencing on such Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Determination Date and in a principal amount equal to an amount of not less than $1,000,000 that is representative of a single transaction in such market at such time. If at least two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of rates quoted by three major banks in The City of New York selected by the Calculation Agent for such LIBOR Certificate at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in U.S. dollars to leading European banks, for the period of the specified Index Maturity, commencing on such Interest Reset Date, and in a principal amount equal to an amount of not less than $1,000,000 that is representative of a single transaction in such market at such time; provided, however, that if fewer than three banks selected as aforesaid by such Calculation Agent are quoting rates as specified in this sentence, "LIBOR" for such Interest Reset Period will be the same as LIBOR for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

          If LIBOR with respect to any LIBOR Certificate is indexed to the offered rates for deposits in a currency other than U.S. dollars, the applicable prospectus supplement will set forth the method for determining such rate.

          Treasury Rate Certificates. Each Treasury Rate Certificate will bear interest for each Interest Reset Period at the Pass-Through Rate calculated with reference to the Treasury Rate and the Spread or Spread Multiplier, if any, specified in such certificate and in the applicable prospectus supplement.

          The "Treasury Rate" for each Interest Reset Period will be the rate for the auction held on the Treasury Rate Determination Date (as defined below) for such Interest Reset Period of direct obligations of the United States ("Treasury bills") having the Index Maturity specified in the applicable prospectus supplement, as such rate shall be published in H.15(519) under the heading "U.S. Government Certificates-Treasury bills-auction average (investment)" or, in the event that such rate is not published prior to 3:00 p.m., New York City time, on the Treasury Rate Calculation Date (as defined below) pertaining to such Treasury Rate Determination Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) on such Treasury Rate Determination Date as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury bills having the specified Index Maturity are not published or reported as provided above by 3:00 p.m., New York City time, on such Treasury Rate Calculation Date, or if no such auction is held on such Treasury Rate Determination Date, then the "Treasury Rate" for such Interest Reset Period shall be calculated by the Calculation Agent for such Treasury Rate Certificate and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on such Treasury Rate Determination Date, of three leading primary United States government securities dealers selected by such Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the specified Index Maturity; provided, however, that if the dealers selected as aforesaid by such Calculation Agent are not quoting bid rates as mentioned in this sentence, then the "Treasury Rate" for such Interest Reset Period will be the same as the Treasury Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest
Rate).

          The "Treasury Rate Determination Date" for such Interest Reset Period will be the day of the week in which the Interest Reset Date for such Interest Reset Period falls on which Treasury bills would normally be auctioned. Treasury bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Rate Determination Date pertaining to the Interest Reset Period commencing in the next succeeding week. If an auction date shall fall on any day that would otherwise be an Interest Reset Date for a Treasury Rate Certificate, then such Interest Reset Date shall instead be the Business Day immediately following such auction date.

          The "Treasury Rate Calculation Date" pertaining to any Treasury Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such Treasury Rate Determination Date or, if such a day is not a Business Day, the next succeeding Business Day or (b) the second Business Day preceding the date any distribution of interest is required to be made following the applicable Interest Reset Date.

Principal of the Certificates

          Each certificate (other than certain classes of Stripped Certificates) will have a "Certificate Principal Balance" which, at any time, will equal the maximum amount that the holder thereof will be entitled to receive in respect of principal out of the future cash flow on the Deposited Assets and other assets included in the related trust. Distributions generally will be applied to undistributed accrued interest on, then to principal of, and then to premium (if any) on, each such certificate of the class or classes entitled thereto (in the manner and priority specified in such prospectus supplement) until the aggregate Certificate Principal Balance of such class or classes has been reduced to zero. The outstanding Certificate Principal Balance of a certificate will be reduced to the extent of distributions of principal thereon, and, if applicable pursuant to the terms of the related series, by the amount of any net losses realized on any Deposited Asset ("Realized Losses") allocated thereto. Generally, the initial aggregate Certificate Principal Balance of all classes of certificates of a series will equal the outstanding aggregate principal balance of the related Deposited Assets as of the applicable Cut-off Date. The initial aggregate Certificate Principal Balance of a series and each class thereof will be specified in the related prospectus supplement. Distributions of principal of any class of certificates will be made on a pro rata basis among all the certificates of such class. Stripped Certificates with no Certificate Principal Balance will not receive distributions of principal.

Indexed Certificates

          From time to time, a trust may offer a series of certificates ("Indexed Certificates"), the principal amount payable at the stated maturity date of which (the "Indexed Principal Amount") and/or interest with respect to which is determined by reference to:

     o the rate of exchange between the specified currency for such certificate and the other currency or composite currency (the "Indexed Currency") specified therein;

     o the difference in the level of a specified stock index (the "Stock Index"), which may be based on U.S. or foreign stocks, on specified dates;

     o the difference in the price of a specified commodity (the "Indexed Commodity") on specified dates; or

     o such other objective price or economic measure as are described in the related prospectus supplement.

          The manner of determining the Indexed Principal Amount of an Indexed Certificate, and historical and other information concerning the Indexed Currency, Indexed Commodity, Stock Index or other price or economic measure used in such determination, will be set forth in the related prospectus supplement, together with any information concerning tax consequences to the holders of such Indexed Certificates.

          Except as otherwise specified in the related prospectus supplement, interest on an Indexed Certificate will be payable based on the amount designated in the related prospectus supplement as the "Face Amount" of such Indexed Certificate. The related prospectus supplement will describe whether the principal amount of the related Indexed Certificate that would be payable upon redemption or repayment prior to the stated maturity date will be the Face Amount of such Indexed Certificate, the Indexed Principal Amount of such Indexed Certificate at the time of redemption or repayment, or another amount described in such prospectus supplement.

          Indexed Certificates will be offered by a trust only after confirmation from the staff of the SEC with respect to their inclusion in a registration statement on Form S-3 for asset-backed securities.

Foreign Currency Certificates

          If the specified currency of any certificate is not U.S. dollars (a "Foreign Currency Certificate"), certain provisions with respect thereto will be set forth in the related prospectus supplement which will specify the denominations or the currency (or currencies) in which the principal and/or interest in respect of Foreign Currency Certificates are to be paid and any other terms and conditions relating to the non-U.S. dollar denominations or otherwise applicable to the certificates.

Dual Currency Certificates

          Certificates may be issued as dual currency certificates ("Dual Currency Certificates"), in which case payments of principal and/or interest in respect of Dual Currency Certificates will be made in such currencies, and rates of exchange will be calculated upon such bases, as indicated in the certificates and described in the related prospectus supplement. Other material terms and conditions relating to Dual Currency Certificates will be set forth in the certificates and the related prospectus supplement.

Call Rights and Call Warrants on the Underlying Securities

          If so provided in the related prospectus supplement, one or more specified persons may have the right to purchase all or some of the Underlying Securities or other trust property of a particular series from the related trust such that the trustee is obligated to redeem all or a portion of the certificates of a particular series under specified circumstances, or optional early redemption or similar provisions with respect to the Underlying Securities may result in a redemption of all or a portion of the certificates of a particular series. The terms and conditions under which a specified person may exercise its right to cause a redemption of all or a portion of the certificates of that series will be described in the related prospectus supplement. Such terms may include, but are not limited to, the following:

     o a minimum denomination of Underlying Securities being redeemed pursuant to an exercise of the call rights,

     o a requirement that the Certificate Principal Balance (or Notional Amount, as applicable) of the certificates being redeemed be an integral multiple of a specified amount,

     o if the call right is exercised with respect to less than all of the Underlying Securities, the manner of selecting the Underlying Securities being redeemed,

     o specified dates during which such a purchase and the corresponding redemption may be effected, and

     o the price at which such a purchase and the corresponding redemption may be effected, which, in the case of certificates being redeemed, will be at least 100% of the outstanding Certificate Principal Balance of the relevant certificates.

          After receiving notice of the exercise of such a call right or warrant, the trustee will provide notice as specified in the related prospectus supplement. After satisfying any conditions applicable to the exercise of that right, each holder of a certificate that has been called will be entitled to receive a distribution of a ratable share of the aggregate price paid in connection with that exercise.

Optional Exchange

          If a holder may exchange certificates of any given series for a pro rata portion of the Deposited Assets (an "Exchangeable Series"), the terms upon which a holder may exchange certificates of any Exchangeable Series for a pro rata portion of the Deposited Assets of the related trust will be specified in the related prospectus supplement and the related trust agreement; provided that any right of exchange shall be exercisable only to the extent that such exchange would not be inconsistent with the Depositor's and such trust's continued satisfaction of the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940, as amended, and all applicable rules, regulations and interpretations thereunder. Such terms may relate to, but are not limited to, the following:

     o a requirement that the exchanging holder tender to the trustee call warrants and/or certificates of each class within such Exchangeable Series;

     o a minimum Certificate Principal Balance or Notional Amount, as applicable, with respect to each certificate being tendered for exchange;

     o a requirement that the Certificate Principal Balance or Notional Amount, as applicable, of each certificate tendered for exchange be an integral multiple of an amount specified in the prospectus supplement;

     o specified dates during which a holder may effect such an exchange (each, an "Optional Exchange Date");

     o a requirement that a class of certificates to be exchanged has been held by the exchanging holder for a minimum of six months;

     o a requirement that no more than 5% of the initial outstanding amount of the certificates and call warrants, if any, can be exchanged by a holder on an Optional Exchange Date, provided, that, a holder may exchange all of the certificates and call warrants, if any, on any date;

     o limitations on the right of an exchanging holder to receive any benefit upon exchange from any credit support or other non-Underlying Securities deposited in the applicable trust;

     o adjustments to the value of the proceeds of any exchange based upon the required prepayment of future expense allocations and the establishment of a reserve for any anticipated extraordinary trust expenses as set forth in the applicable prospectus supplement, if applicable; and

     o a requirement that the trustee receives an opinion of counsel stating that such exchange is consistent with the applicable requirements for exemption under Rule 3a-7 (or other applicable rule or exemption) under the Investment Company Act, and all applicable rules and regulations thereunder, and a requirement that the exchanging holder provide to the trustee an opinion of counsel stating that the exchange would not cause the trust to be treated as an association or publicly traded partnership taxable as a corporation for federal income tax purposes.

          In order for a certificate of a given Exchangeable Series (or class within such Exchangeable Series) to be exchanged by the applicable certificateholder, the trustee for such certificate must receive, at least 5 (or such shorter period acceptable to the trustee) but not more than 30 days prior to an Optional Exchange Date (i) such certificate with the form entitled "Option to Elect Exchange" on the reverse thereof duly completed, or (ii) in the case of registered certificates, a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc., the Depositary (in accordance with its normal procedures) or a commercial bank or trust company in the United States setting forth the name of the holder of such registered certificate, the Certificate Principal Balance or Notional Amount, as applicable, of the registered certificate to be exchanged, the certificate number or a description of the tenor and terms of the registered certificate, a statement that the option to elect exchange is being exercised thereby and a guarantee that the registered certificate to be exchanged with the form entitled "Option to Elect Exchange" on the reverse thereof duly completed will be received by such trustee not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter. If the procedure described in clause (ii) of the preceding sentence is followed, then such registered certificate and duly completed form must be received by such trustee by such fifth Business Day. Any tender of a certificate by the holder for exchange shall be irrevocable. The exchange option may be exercised by the holder of a certificate for less than the entire Certificate Principal Balance of such certificate, provided that the Certificate Principal Balance of such certificate remaining outstanding after the exchange is an authorized denomination and all other exchange requirements set forth in the related prospectus supplement are satisfied. Upon such partial exchange, such certificate shall be cancelled and a new certificate or certificates for the remaining Certificate Principal Balance thereof shall be issued (which, in the case of any registered certificate, shall be in the name of the holder of such exchanged certificate).

          Until definitive certificates are issued, each certificate will be represented by a global security, the Depositary's nominee will be the certificateholder of such certificate and therefore will be the only entity that can exercise a right of exchange. In order to ensure that the Depositary's nominee will timely exercise a right of exchange with respect to a particular certificate, the beneficial owner of such certificate must instruct the broker or other direct or indirect participant through which it holds an interest in such certificate to notify the Depositary of its desire to exercise a right of exchange. Different firms have different cut-off times for accepting instructions from their customers and, accordingly, each beneficial owner should consult the broker or other direct or indirect participant through which it holds an interest in a certificate in order to ascertain the cut-off time by which such an instruction must be given in order for timely notice to be delivered to the Depositary.

          Upon the satisfaction of the foregoing conditions and any applicable conditions with respect to the related Deposited Assets, as described in such prospectus supplement, the applicable certificateholder will be entitled to receive a distribution of a pro rata share of the Deposited Assets related to the Exchangeable Series (and class within such Exchangeable Series) of the certificate being exchanged, in the manner and to the extent described in such prospectus supplement. Alternatively, to the extent so specified in the applicable prospectus supplement, the applicable certificateholder, upon satisfaction of such conditions, may direct the related Trustee to sell, on behalf of the certificateholder, such pro rata share of the Deposited Assets. In such event the certificateholder will be entitled to receive the net proceeds of such sale, less any costs and expenses incurred by the trustee in facilitating the sale, subject to any additional adjustments set forth in the prospectus supplement.

Global Securities

          All certificates of a given series (or, if more than one class exists, any given class within that series) will, upon issuance, be represented by one or more global securities. The global securities will be deposited with, or on behalf of, The Depository Trust Company, New York, New York (for registered certificates denominated and payable in U.S. dollars), or such other Depositary identified in the related prospectus supplement, and registered in the name of a nominee of the Depositary. Global securities will be issued in registered form and may be issued in either temporary or permanent form. Unless and until it is exchanged in whole or in part for the individual certificates represented thereby (each a "definitive certificate"), a global security may not be transferred except as a whole by the Depositary for such global security to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor of such Depositary or a nominee of such successor.

          The Depository Trust Company has advised the Depositor as follows:
The Depository Trust Company is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. The Depository Trust Company was created to hold securities of its participating organizations and to facilitate the clearance and settlement of securities transactions among the institutions that have accounts with the Depositary ("participants") in such securities through electronic book-entry changes in the accounts of the Depositary participants, thereby eliminating the need for physical movement of securities certificates. The Depositary's participants include securities brokers and dealers (including Credit Suisse First Boston LLC), banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own the Depositary. Access to the Depositary's book-entry system is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly. The Depository Trust Company has confirmed to the Depositor that it intends to follow such procedures.

          Upon the issuance of a global security, the Depositary for the global security will credit, on its book-entry registration and transfer system, the respective principal balances or notional amounts, if applicable, of the individual certificates represented by such global security to the accounts of its participants. The accounts to be accredited shall be designated by the underwriters of such certificates, or, if such certificates are offered and sold directly through one or more agents, by the Depositor or such agent or agents. Ownership of beneficial interests in a Global Security will be limited to participants or persons that may hold beneficial interests through participants. Ownership of beneficial interests in a global security will be shown on, and the transfer of that ownership will be effected only through, records maintained by the Depositary for such global security or by participants or persons that hold through participants. The laws of some states require that certain purchasers of securities take physical delivery of such securities. Such limits and such laws may limit the market for beneficial interests in a global security.

          So long as the Depositary for a global security, or its nominee, is the owner of the global security, the Depositary or the nominee, as the case may be, will be considered the sole certificateholder of the individual certificates represented by such global security for all purposes under the trust agreement governing the certificates. Except as set forth below, owners of beneficial interests in a global security will not be entitled to have any of the individual certificates represented by the global security registered in their names, will not receive or be entitled to receive physical delivery of any certificates and will not be considered the certificateholder thereof under the trust agreement governing the certificates. Because the Depositary can only act on behalf of its participants, the ability of a holder of any certificate to pledge that certificate to persons or entities that do not participate in the Depositary's system, or to otherwise act with respect to the certificate, may be limited due to the lack of a definitive certificate for the certificate.

          Distributions of principal of (and premium on, if any) and any interest on individual certificates represented by a global security will be made to the Depositary or its nominee, as the case may be, as the certificateholder of such global security. None of the Depositor, the administrative agent, if any, the trustee for the certificates, any paying agent or the certificate registrar for the certificates will have responsibility or liability for any aspect of the records relating to or payments made on account of beneficial interests in a global security or for maintaining, supervising or reviewing any records relating to such beneficial interests.

          The Depositor expects that the Depositary for certificates of a given class and series, upon receipt of any distribution of principal, premium or interest in respect of a global security representing any certificates, will credit immediately participants' accounts with payments in amounts proportionate to their respective beneficial interests in the principal amount of the global security as shown on the records of such Depositary. The Depositor also expects that payments by participants to owners of beneficial interests in a global security held through such participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such participants.

          If the Depositary for certificates of a given class of any series is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Depositor within ninety days, the Depositor will issue individual definitive certificates in exchange for the global security or securities representing such certificates. In addition, the Depositor may at any time and in its sole discretion determine not to have any certificates of a given class represented by one or more global securities and, in such event, will issue individual definitive certificates of such class in exchange for the global security or securities representing such certificates. Further, if the Depositor so specifies with respect to the certificates of a given class, an owner of a beneficial interest in a global security representing certificates of such class may, on terms acceptable to the Depositor and the Depositary of the global security, receive individual definitive certificates in exchange for such beneficial interest. In any such instance, an owner of a beneficial interest in a global security will be entitled to physical delivery of individual definitive certificates of the class represented by the global security equal in principal amount or notional amount, if applicable, to such beneficial interest and to have definitive certificates registered in its name (if the certificates of such class are issuable as registered certificates). Individual definitive certificates of such class so issued will be issued as registered certificates in denominations, unless otherwise specified by the Depositor or in the related prospectus supplement, of $25 and in integral multiples thereof.

          The applicable prospectus supplement will set forth any specific terms of the depositary arrangement with respect to any class or series of certificates being offered thereby to the extent not set forth or different from the description set forth above.

              DESCRIPTION OF DEPOSITED ASSETS AND CREDIT SUPPORT

General

          Each certificate of each series will represent an ownership interest in a designated, publicly issued, security or a pool of securities (the "Underlying Securities"), purchased by the Depositor or one of its affiliates and assigned to a trust as described in the applicable prospectus supplement. The Underlying Securities will consist of one or more of the following issued under the laws of the United States, any U.S. State or any foreign jurisdiction:

          o debt obligations or investment grade term preferred stock issued or guaranteed by one or more corporations, general or limited partnerships, limited liability companies, banking organizations, insurance companies or other organizations ("Corporate Securities");

          o preferred securities of one or more trusts or other special purpose legal entities ("Trust Preferred Securities");

          o equipment trust certificates, including enhanced equipment trust certificates and pass-through equipment trust certificates ("Equipment Trust Certificates");

          o asset-backed securities of one or more trusts or other special purpose legal entities ("Asset-Backed Securities" and, together with Corporate Securities, Trust Preferred Securities and Equipment Trust Certificates, the "Private Sector Securities");

          o an obligation issued or guaranteed by the United States of America or any agency thereof for the payment of which the full faith and credit of the United States of America is pledged ("Treasury Securities");

          o an obligation of one or more U.S. government sponsored entities ("GSEs") described below for the payment of which the full faith and credit of the United States of America is not pledged;

          o Government Trust Certificates ("GTCs" and, together with Treasury Securities and GSEs, "Domestic Government Securities") described below; or

          o obligations issued or guaranteed by a foreign government or any political subdivision or agency or instrumentality thereof ("Foreign Government Securities" and, together with Domestic Government Securities, "Government Securities").

          The Depositor or one of its affiliates will generally purchase the Underlying Securities in the secondary market, but may purchase securities directly from certain GSEs that (i) have outstanding securities held by non-affiliates with an aggregate market value of at least $75,000,000 at the time of the offering of the certificates hereunder and (ii) make information publicly available comparable to that required of Exchange Act reporting entities. The Depositor (or an affiliate thereof) may also purchase Treasury Securities directly from the issuer thereof.

          Notwithstanding any requirement stated or incorporated herein relating to reporting under the Exchange Act, it should be noted that the issuers of the Underlying Securities are not participating in any offering of the certificates and that the Depositor, Credit Suisse First Boston LLC and their respective affiliates will not perform the analysis and review of such issuers that an underwriter of the Underlying Securities would perform. The reasonableness of the Depositor's belief as to an Underlying Security issuer's eligibility to issue securities on Form S-3 or Form F-3, as applicable, should be evaluated in light of these limitations.

          An Underlying Security that was originally issued in a private placement will be considered "publicly issued" for purposes of this prospectus and the related prospectus supplement if the Depositor and the related trust could sell such Underlying Security pursuant to Rule 144(k) under the Securities Act. Such securities may be trust assets notwithstanding that they are not registered under the Securities Act.

          Any Underlying Securities deposited in a trust will be securities that the Depositor would be free to publicly resell without registration. The Depositor will not deposit into a trust restricted securities, and will not deposit into a trust registered securities if the deposit into the related trust is part of the original distribution of such registered securities.

          With respect to any Private Sector Securities constituting, as of the issue date of the related Certificates, 10% or more of the aggregate principal amount of Underlying Securities deposited in a Trust, the applicable prospectus supplement will include audited financial statements of the related issuer (or, in the case of Trust Preferred Securities and Equipment Trust Certificates, the issuer of the obligation held by, or supporting the issuance of, the trust or other special purpose legal entity issuing the Trust Preferred Securities or Equipment Trust Certificates), unless:

       (a) the issuer is eligible to use Form S-3 or F-3 for a primary offering of common stock or for a primary offering of non-convertible investment grade securities;

       (b) the securities are guaranteed by a direct or indirect parent company of the issuer, the parent company meets one of the eligibility criteria set forth in (a) above and all applicable requirements of Rule 3-10 of Regulation S-X under the Securities Act and such issuer is eligible to use Form S-3 or F-3 in reliance solely upon General Instruction I.C.3. of Form S-3 or General Instruction I.A.5(iii) of Form F-3;

       (c) the securities are guaranteed by a subsidiary of the issuer and the guarantor meets one of the eligibility criteria set forth in
             (a) above, the guarantor is a wholly owned subsidiary of such issuer and taken together the guarantor and such issuer meet the applicable requirements of Rule 3-10 of Regulation S-X under the Securities Act; or

       (d) the securities are asset-backed securities and the issuer thereof has at least $75,000,000 in outstanding securities held by non-affiliates and, at the time of issuance, such issuer is subject to the informational requirements of the Exchange Act and in accordance with those requirements, files periodic reports and other information with the SEC;

in which case the applicable prospectus supplement will refer only to the periodic and current reports filed by the related issuer, or guarantor, as applicable, with the SEC. Those reports should be reviewed by any prospective certificateholder of a trust containing the Underlying Securities.

Underlying Securities

Private Sector Securities

          Private Sector Securities will be either:

          o    Corporate Securities;

          o    Trust Preferred Securities;

          o    Equipment Trust Certificates; or

          o    Asset-Backed Securities.

     Corporate Securities. Corporate Securities may consist of senior or subordinated debt obligations issued by domestic or foreign issuers.

          Debt obligations may be issued with a wide variety of terms and conditions. Set forth below is a description of certain features that may be associated with one or more Underlying Securities consisting of debt obligations.

          Underlying Securities Indentures. With respect to senior or subordinated debt obligations, the related prospectus supplement will specify whether each Underlying Security will have been issued pursuant to an agreement (each, an "Underlying Securities Indenture") between the issuer of the Underlying Securities and a trustee (the "Underlying Securities Trustee"). If so specified in the related prospectus supplement, the Underlying Securities Indenture, if any, and the Underlying Securities Trustee, if any, will be qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the Underlying Securities Indenture will contain certain provisions required by the Trust Indenture Act.

          Events of Default. Indentures generally provide that any one of a number of specified events will constitute an event of default with respect to the securities issued thereunder. Such events of default typically include the following or variations thereof:

     o failure by the issuer to pay an installment of interest or principal on the securities at the time required (subject to any specified grace period) or to redeem any of the securities when required (subject to any specified grace period);

     o failure by the issuer to observe or perform any covenant, agreement or condition contained in the securities or the indenture, as the case may be, which failure is materially adverse to security holders and continues for a specified period after notice thereof is given to the issuer by the indenture trustee or the holders of not less than a specified percentage of the outstanding securities;

     o failure by the issuer to make any required payment of principal (and premium, if any) or interest with respect to certain of the other outstanding debt obligations of the issuer or the acceleration by or on behalf of the holders thereof of such securities; or

     o certain events of bankruptcy, insolvency or reorganization of the issuer.

          Each Underlying Securities Indenture or Underlying Security may include some, all or none of the foregoing provisions or variations thereof or additional events of default not discussed herein. The prospectus supplement with respect to each series of certificates will describe the events of default ("Underlying Security Events of Default") under the Underlying Securities Indenture with respect to any securities (including a Foreign Government Security) that represent ten percent or more of the total principal amount of Underlying Securities with respect to any series of certificates (a "Concentrated Underlying Security") and applicable remedies with respect thereto. With respect to any portion of the trust property comprised of Underlying Securities other than Concentrated Underlying Securities, the related prospectus supplement will describe certain common Underlying Securities Events of Default with respect to such portion. There can be no assurance that any such provision will protect a trust, as a holder of the Underlying Securities, against losses with respect to such Underlying Securities. If an Underlying Security Event of Default occurs and the indenture trustee as a holder of the Underlying Securities is entitled to vote or take such other action to declare the principal amount of an Underlying Security and any accrued and unpaid interest thereon to be due and payable, the certificateholders' objectives may differ from those of holders of Outstanding Debt Securities in determining whether to declare the acceleration of the Underlying Securities.

          Remedies. Indentures for Corporate Securities generally provide that upon the occurrence of an event of default, the indenture trustee may, and upon the written request of the holders of not less than a specified percentage of the outstanding securities must, take such action as it may deem appropriate to protect and enforce the rights of the security holders. Certain indentures provide that the indenture trustee or a specified percentage of the holders of the outstanding securities have the right to declare all or a portion of the principal and accrued interest on the outstanding securities immediately due and payable upon the occurrence of certain events of default, subject to the issuer's right to cure, if applicable. Generally, an indenture will contain a provision entitling the indenture trustee thereunder to be indemnified by the security holders prior to proceeding to exercise any right or power under such indenture with respect to such securities at the request of such security holders. An indenture is also likely to limit a security holder's right to institute certain actions or proceedings to pursue any remedy under the indenture unless certain conditions are satisfied, including consent of the indenture trustee, that the proceeding be brought for the ratable benefit of all holders of the security, and/or the indenture trustee, after being requested to institute a proceeding by the owners of at least a specified minimum percentage of the securities, shall have refused or neglected to comply with such request within a reasonable time.

          Subordination. As set forth in the applicable prospectus supplement, certain of the Underlying Securities with respect to any trust may be either senior ("Senior Underlying Securities") or subordinated ("Subordinated Underlying Securities") in right to payment to other existing or future indebtedness of the issuer of the Underlying Securities. With respect to Subordinated Underlying Securities, to the extent of the subordination provisions of such securities, and after the occurrence of certain events, security holders and direct creditors whose claims are senior to Subordinated Underlying Securities, if any, may be entitled to receive payment of the full amount due thereon before the holders of any subordinated debt securities are entitled to receive payment on account of the principal of (and premium on, if any) or any interest on such securities. Consequently, a trust as a holder of a Subordinated Underlying Security may suffer a greater loss than if it held unsubordinated debt of the issuer of the Underlying Securities. There can be no assurance, however, that in the event of a bankruptcy or similar proceeding, a trust, as a holder of Senior Underlying Securities, would receive all payments in respect of such securities even if holders of subordinated securities receive amounts in respect of such securities. Reference is made to the prospectus supplement used to offer any series of certificates for a description of any subordination provisions with respect to any Concentrated Underlying Securities and the percentage of Senior Underlying Securities and Subordinated Underlying Securities, if any, in a trust comprised of a pool of securities.

          Secured Obligations. Certain of the Underlying Securities with respect to any trust may represent secured obligations of the issuer of the Underlying Securities ("Secured Underlying Securities"). Generally, unless an event of default shall have occurred and is continuing, or with respect to certain collateral or as otherwise set forth in the indenture pursuant to which such securities were offered and sold, an issuer of secured obligations has the right to remain in possession and retain exclusive control of the collateral securing a security and to collect, invest and dispose of any income related to the collateral. The indenture pursuant to which any secured indebtedness is issued may also contain provisions for release, substitution or disposition of collateral under specified circumstances with or without the consent of the indenture trustee or upon the direction of not less than a specified percentage of the security holders. The indenture pursuant to which any secured indebtedness is issued will also provide for the disposition of the collateral upon the occurrence of specified events of default with respect thereto. In the event of a default in respect of any secured obligation, security holders may experience a delay in payments on account of principal (and premium, if any) or any interest on such securities pending the sale of any collateral and prior to or during such period the related collateral may decline in value. If proceeds of the sale of collateral following an indenture event of default are insufficient to repay all amounts due in respect of any secured obligations, the holders of such securities (to the extent not repaid from the proceeds of the sale of the collateral) would have only an unsecured claim ranking pari passu with the claims of all other general unsecured creditors.

          The Underlying Securities Indenture with respect to any Secured Underlying Security may include, some, all or none of the foregoing provisions or variations thereof. The prospectus supplement used to offer any series of certificates which includes Concentrated Underlying Securities which are Secured Underlying Securities, will describe the security provisions of the Underlying Securities and the related collateral. With respect to any trust comprised of a pool of securities, a substantial portion of which are Secured Underlying Securities, the applicable prospectus supplement will disclose general information with respect to such security provisions and the related collateral.

          Trust Preferred Securities. As specified in the related prospectus supplement, a trust may include one or more Trust Preferred Securities. Trust Preferred Securities are preferred equity securities issued by a trust, such as a Delaware statutory trust, established for the purpose of issuing common and preferred equity securities and investing the proceeds in certain subordinated debt obligations. The subordinated debt obligations are issued by the parent of the trust, i.e., the company to whom the trust issues its common equity securities, or by an affiliate of such parent. Trust Preferred Securities generally have economic characteristics that mirror those of the subordinated debt obligations that are the trusts' principal assets, including a maturity date that will be the same as that of such underlying subordinated debt obligations. Specifically, the Trust Preferred Securities generally have a liquidation preference equal to the principal balance of the subordinated debt obligations and are subject to mandatory redemption on the maturity date of the subordinated debt obligations, or such earlier date as the issuer optionally prepays the subordinated debt. The Trust Preferred Securities generally pay dividends at a rate approximately equal to the interest rate on the subordinated debt obligations, and such dividends and interest payments generally are due on or about the same date.

          The trusts that issue Trust Preferred Securities generally have no assets other than the subordinated debt obligations issued by such trusts' affiliates. Such subordinated debt obligations are subordinated to all other unsubordinated debt of such affiliates, including such debt issued subsequent to issuance of such subordinated debt obligations.

          In view of the relationship of the trusts that issue Trust Preferred Securities to their parent companies and in view of certain undertakings by such parents, such trusts generally will not file reports under the Exchange Act so long as their parent companies file reports under the Exchange Act.

     Equipment Trust Certificates. As specified in the related prospectus supplement, a trust may include one or more Equipment Trust Certificates. Equipment Trust Certificates are generally issued, in one or more classes, by a trust or other special purpose legal entity that owns equipment or by an owner/operator of the equipment, including airlines (an "ETC Issuer"). Such obligations of the ETC Issuers are secured by mortgages of the equipment and, in the case of special purpose ETC
Issuers, typically are supported by assignments of lease payments on equipment under leases to operators of the equipment. Pass-through Equipment Trust Certificates are issued by a trust or other special purpose legal entity that holds Equipment Trust Certificates of other ETC Issuers.

     The ETC Issuer which is an owner/operator of the equipment or the lessee of the equipment from the ETC Issuer which is a special purpose legal entity is referred to as the "ETC Credit Entity." In view of the relationship of special purpose ETC Issuers to ETC Credit Entities, ETC Issuers generally will not file reports under the Exchange Act.

     Asset-Backed Securities. As specified in the related prospectus supplement, a trust may include one or more Asset-Backed Securities. Asset-Backed Securities may be asset-backed notes or pass-through certificates, in each case issued by a trust or other special-purpose entity. Asset-backed notes are secured by, and pass-through certificates represent an interest in, a fixed or revolving pool of financial assets. Such financial assets may consist of secured or unsecured consumer or other receivables, such as automobile loans or contracts, automobile leases, credit card receivables, home equity or other mortgage loans, trade receivables, floor plan (inventory) loans, automobile leases, equipment leases, and other assets that produce streams of payments. Asset-backed notes generally are issued pursuant to indentures and pass-through certificates generally are issued pursuant to pooling and servicing agreements. A separate servicing agreement typically is executed in connection with asset-backed notes (such servicing agreements, indentures and pooling and servicing agreements, the "Asset-Backed Agreements").

          The Asset-Backed Agreements provide for the appointment of a trustee and the segregation of the transferred pool of assets from the other assets of the transferor. Such segregation generally is only required to the extent necessary to perfect the interest of the trustee in the assets against claims of unsecured creditors of the transferor of the assets. Where so required by the Uniform Commercial Code (the "UCC") (for instance, home equity loan notes) certain of the documents evidencing the underlying receivables are delivered to the possession of the trustee or other custodian for the holders of the Asset-Backed Securities. In the case of most assets, either no documents evidence the receivables (for instance, credit card receivables) or documents exist, but the UCC does not require their possession to perfect a transfer (for instance, automobile installment sales contracts). In these cases, the transferor segregates the assets only on its own books and records, such as by marking its computer files, and perfects the trustee's interest by filing a financing statement under the UCC. This method of segregation and perfection presents the risk that the trustee's interest in the assets could be lost as a result of negligence or fraud, such that the trustee and the Asset-Backed Security holders become unsecured creditors of the transferor of the assets.

Government Securities

          Government Securities will be either:

          o    GSE Securities;

          o    GTCs;

          o    Treasury Securities; or

          o    Foreign Government Securities.

     GSE Securities. As specified in the applicable prospectus supplement, the obligations of one or more of the following GSEs may be included in a trust: Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Student Loan Marketing Association, Resolution Funding Corporation, Federal Home Loan Banks (to the extent such obligations represent the joint and several obligations of the twelve Federal Home Loan Banks), Tennessee Valley Authority and Federal Farm Credit Banks. GSE debt securities generally are exempt from registration under the Securities Act pursuant to
Section 3(a)(2) of the Securities Act (or are deemed by statute to be so exempt) and are not required to be registered under the

Exchange Act. The securities of any GSE representing ten percent or more of the total Underlying Securities with respect to any series will be included in a trust only to the extent (A) its obligations are supported by the full faith and credit of the U.S. government or (B) the organization makes publicly available its annual report, which shall include financial statements or similar financial information with respect to the organization. Based on information contained in the offering document pursuant to which any GSE issuer's securities were originally offered, the applicable prospectus supplement will set forth information with respect to the public availability of information with respect to any GSE issuer the debt securities of which constitute more than ten percent of the Underlying Securities for any series of certificates as of the date of the prospectus supplement. The specific terms and conditions of the Underlying Securities will be set forth in the related prospectus supplement.

          In the case of a GSE issuer there will generally be a fiscal agent with respect to any related Underlying Security whose actions will be governed by a fiscal agency agreement. A fiscal agent is not a trustee for the holders of the Underlying Securities and does not have the same responsibilities or duties to act for the holders of a GSE's securities as would a trustee. Except to the extent otherwise specified in the related prospectus supplement, the Underlying Securities with respect to any GSE issuer will not be guaranteed by the United States and do not constitute a debt or obligation of the United States or of any agency or instrumentality thereof other than the related GSE.

          Contractual and Statutory Restrictions. A GSE issuer and the related Underlying Securities may be subject to contractual and statutory restrictions which may provide some protection to securityholders against the occurrence or effects of specified events. Except to the extent otherwise specified in the related prospectus supplement, each GSE is limited to the activities as will promote its statutory purposes as set forth in the publicly available information with respect to the issuer. See "Description of the Deposited Assets--[Federal National Mortgage Association] [Federal Home Loan Mortgage Corporation] [Student Loan Marketing Association] [Resolution Funding Corporation] [Federal Home Loan Banks] [Tennessee Valley Authority] [Federal Farm Credit Banks]" in the related prospectus supplement. A GSE's promotion of its statutory purposes, as well as its statutory, structural and regulatory relationships with the federal government may cause or require the GSE to conduct its business in a manner that differs from that an enterprise which is not a GSE might employ.

          Neither the United States nor any agency thereof is obligated to finance any GSE issuer's operations or to assist a GSE issuer in any manner. Prospective purchasers should consult the publicly available information with respect to each GSE issuer for a more detailed description of the regulatory and statutory restrictions on the related GSE's activities.

          Events of Default. Underlying Securities issued by a GSE Issuer may provide that any one of a number of specified events will constitute an event of default with respect to the securities issued thereunder. Events of default typically include the following or variations thereof:

     o failure by the issuer to pay an installment of interest or principal on the securities at the time required (subject to any specified grace period) or to redeem any of the securities when required (subject to any specified grace period);

     o failure by the issuer to observe or perform any covenant, agreement or condition contained in the securities or the indenture or authorizing legislation or regulation, as the case may be, which failure is materially adverse to security holders and continues for a specified period after notice thereof is given to the issuer by the fiscal agent or the holders of not less than a specified percentage of the outstanding securities; and

     o failure by the issuer to make any required payment of principal (and premium, if any) or interest with respect to certain of the other outstanding debt obligations of the issuer or the acceleration by or on behalf of the holders thereof of such securities.

     GTCs. As specified in the related prospectus supplement, a trust may include one or more GTCs. GTCs are certificates evidencing undivided fractional interests in a trust, the assets of which consist of promissory notes (the "GTC Notes"), payable in U.S. Dollars, of a certain foreign government, backed a full faith and credit guaranty issued by the United States of America, acting through the Defense Security Assistance Agency of the Department of Defense, of the due and punctual payment of 90% of all payments of principal and interest due on the GTC Notes and a security interest in collateral, consisting of non-callable securities issued or guaranteed by the United States government thereof, sufficient to pay the remaining 10% of all payments of principal and interest due on the GTC Notes.

     Treasury Securities. Treasury Securities are securities issued or guaranteed by the United States of America or by any of its agencies if the full faith and credit of the United States of America is pledged for their payment.

     Foreign Government Securities. As specified in the applicable prospectus supplement, Foreign Government Securities are obligations guaranteed or issued by one or more foreign governments or any political subdivision or agency or instrumentality thereof.

Principal Economic Terms of Underlying Securities

          Reference is made to the applicable prospectus supplement to this Prospectus with respect to each series of certificates for a description of the following terms, as applicable, of any Concentrated Underlying Security:
(i) the title and series of such Underlying Securities, the aggregate principal amount, denomination and form thereof; (ii) whether such securities are senior or subordinated to any other obligations of the issuer of the Underlying Securities; (iii) whether any of the obligations are secured or unsecured and the nature of any collateral; (iv) the limit, if any, upon the aggregate principal amount of such debt securities; (v) the dates on which, or the range of dates within which, the principal of (and premium, if any, on) such debt securities will be payable; (vi) the rate or rates or the method of determination thereof, at which such Underlying Securities will bear interest, if any ("Underlying Securities Rate"); the date or dates from which such interest will accrue ("Underlying Securities Interest Accrual Periods"); and the dates on which such interest will be payable ("Underlying Securities Payment Dates"); (vii) the obligation, if any, of the issuer of the Underlying Securities to redeem the Outstanding Debt Securities pursuant to any sinking fund or analogous provisions, or at the option of a holder thereof, and the periods within which or the dates on which, the prices at which and the terms and conditions upon which such debt securities may be redeemed or repurchased, in whole or in part, pursuant to such obligation; (viii) the periods within which or the dates on which, the prices at which and the terms and conditions upon which such debt securities may be redeemed, if any, in whole or in part, at the option of the issuer of the Underlying Securities; (ix) whether the Underlying Securities were issued at a price lower than the principal amount thereof; (x) if other than United States dollars, the foreign or composite currency in which such debt securities are denominated, or in which payment of the principal of (and premium, if any) or any interest on such Underlying Securities will be made (the "Underlying Securities Currency"), and the circumstances, if any, when such currency of payment may be changed; (xi) material events of default or restrictive covenants provided for with respect to such Underlying Securities; (xii) the rating thereof, if any, and (xiii) any other material terms of such Underlying Securities.

          With respect to a trust comprised of a pool of Underlying Securities, the related prospectus supplement will describe the composition of the Underlying Securities pool as of the Cut-off Date, certain material events of default or restrictive covenants common to the Underlying Securities, and, on an aggregate, percentage or weighted average basis, as applicable, the characteristics of the pool with respect to the terms set forth in (ii),
(iii), (v), (vi), (vii), (viii) and (ix) of the preceding paragraph and any other material terms regarding such pool of securities.

Publicly Available Information

          With respect to each Concentrated Underlying Security the applicable prospectus supplement will disclose the identity of the applicable obligor and the Underlying Securities Trustee, if applicable, and will describe the existence and type of certain information that is made publicly available by each obligor regarding such Underlying Security or Underlying Securities and will disclose where and how prospective purchasers of the certificates may obtain publicly available information with respect to each obligor. Except in the case of a GSE issuer, publicly available information will typically consist of the quarterly and annual reports filed under the Exchange Act by the issuer with, and which are available from, the SEC. Such information will typically consist of the obligor's annual report, which contains financial statements or similar financial information, and can be obtained from the SEC, if so specified in the applicable prospectus supplement, or from the office of the obligor identified in the related prospectus supplement.

          In the case of a GSE issuer whose obligations are not supported by the full faith and credit of the U.S. government, publicly available information will typically consist of information comparable to that required of Exchange Act reporting entities. Any financial information received by the Trustee with respect to any GSE or foreign government issuer will be provided to certificateholders. The precise nature of such publicly available information and where and how it may be obtained with respect to any given GSE issuer will vary, and, as described above, will be set forth in the applicable prospectus supplement.

          If an issuer or, as applicable, guarantor of Concentrated Underlying Securities ceases to file periodic reports under the Exchange Act, or make available comparable reports in the case of a GSE issuer, the Depositor, on behalf of the related trust, will continue to be subject to the reporting requirements of the Exchange Act (although certain information with respect to such issuer or, as applicable, guarantor may be unavailable).

          If, at the time of the Depositor's filing of any distribution report on Form 8-K or annual report on Form 10-K in respect of a Trust, the issuer or, as applicable, guarantor of a Concentrated Underlying Security (or the issuers or, as applicable, guarantors of Underlying Securities the combined principal balances of which exceed ten percent of the aggregate principal balance of the Underlying Securities) underlying the related series of certificates is not filing current or periodic reports required under the Exchange Act, or making available comparable reports in the case of a GSE issuer, and the obligations of the related issuer or, as applicable, guarantor of such Concentrated Underlying Security are not fully and unconditionally guaranteed or assumed by an entity that (x) is eligible to use Form S-3 or F-3 for a primary offering of common stock or for a primary offering of non-convertible investment grade securities and (y) complies with the criteria set forth in Rule 3-10 of Regulation S-X, then, subject to the Call Warrant holders' right to exercise their Call Warrants, the Depositor shall either (i) within 30 days after the filing of the related Form 8-K or Form 10-K, file current and periodic reports containing the information that such issuer(s) or, as applicable, guarantor(s) would otherwise file or, in the case of any GSE issuer(s), make publicly available the information that such GSE issuer(s) would otherwise make publicly available or (ii) instruct the trustee to, within 30 days after the filing of the related Form 8-K or Form 10-K, either
(a) distribute such Underlying Security or Securities to the certificateholders or (b) sell the Underlying Securities and distribute the proceeds to the certificateholders. For the purpose of this subsection, with respect to Equipment Trust Certificates, the applicable obligor and issuer refer, as applicable, to the ETC Credit Entity, and Underlying Securities and Concentrated Underlying Securities refer, as applicable, to the obligations of the ETC Credit Entity.

Other Deposited Assets

          In addition to the Underlying Securities, the Depositor may also deposit into a given trust, or the trustee on behalf of the certificateholders of a trust may enter into an agreement constituting or providing for the purchase of, to the extent described in the related prospectus supplement, certain assets related or incidental to one or more of such Underlying Securities or to some other asset deposited in the related trust, including hedging contracts and other similar arrangements (such as puts, calls, interest rate swaps, currency swaps, floors, caps and collars), cash and assets ancillary or incidental to the foregoing or to the Underlying Securities (including assets obtained through foreclosure or in settlement of claims with respect thereto) and direct obligations of the United States (all such assets for any given series, together with the related Underlying Securities, the "Deposited Assets"). The applicable prospectus supplement will, to the extent appropriate, contain analogous disclosure with respect to the foregoing assets as referred to above with respect to the Underlying Securities. The applicable prospectus supplement may, however, specify that certain assets constituting a part of the Deposited Assets relating to any given series of certificates may be beneficially owned solely by or deposited solely for the benefit of one class or group of classes within such series. In such event, the other classes of such series will not possess any beneficial ownership interest in those specified assets constituting a part of the Deposited Assets.

          The Deposited Assets for a given series of certificates and the related trust will not constitute Deposited Assets for any other series of certificates and the related trust and the certificates of each class of a given series possess an equal and ratable undivided ownership interest in such Deposited Assets.

Credit Support

          As specified in the applicable prospectus supplement for a given series of certificates, the trust for any series of certificates may include, or the certificateholders of such series (or any class or group of classes within such series) may have the benefit of, credit support for any class or group of classes within such series. Credit support may be provided by any combination of the following means described below. The applicable prospectus supplement will set forth whether the trust for any class or group of classes of certificates contains, or the certificateholders of such certificates have the benefit of, credit support and, if so, the amount, type and other relevant terms of each element of credit support with respect to any such class or classes and certain information with respect to the obligors of each such element, including financial information with respect to any obligor providing credit support for 20% or more of the aggregate principal amount of such class or classes unless such obligor is subject to the informational requirements of the Exchange Act.

          Subordination. As discussed below under "--Collections," the rights of the certificateholders of any given class within a series of certificates to receive collections from the trust for such series and any credit support obtained for the benefit of the certificateholders of such series (or classes within such series) may be subordinated to the rights of the certificateholders of one or more other classes of such series to the extent described in the related prospectus supplement. Such subordination accordingly provides some additional credit support to those certificateholders of those other classes. For example, if losses are realized during a given period on the Deposited Assets relating to a series of certificates such that the collections received thereon are insufficient to make all distributions on the certificates of such series, those realized losses would be allocated to the certificateholders of any class of any such series that is subordinated to another class, to the extent and in the manner provided in the related prospectus supplement. In addition, if so provided in the applicable prospectus supplement, certain amounts otherwise payable to certificateholders of any class that is subordinated to another class may be required to be deposited into a reserve account. Amounts held in any reserve account may be applied as described below under "--Reserve Accounts" and in the related prospectus supplement.

          If so provided in the related prospectus supplement, the credit support for any series or class of certificates may include, in addition to the subordination of certain classes of such series and the establishment of a reserve account, any of the other forms of credit support described below. Any such other forms of credit support that are solely for the benefit of a given class will be limited to the extent necessary to make required distributions to the certificateholders of such class or as otherwise specified in the related prospectus supplement. In addition, if so provided in the applicable prospectus supplement, the obligor of any other forms of credit support may be reimbursed for amounts paid pursuant to such credit support out of amounts otherwise payable to one or more of the classes of the certificates of such series.

          Letter of Credit; Surety Bond; Financial Guaranty Insurance Policy. The certificateholders of any series (or class or group of classes of certificates within such series) may, if specified in the applicable prospectus supplement, have the benefit of a letter or letters of credit issued by a bank, a surety bond or bonds issued by a surety company, or a financial guaranty insurance policy or policies issued by a financial guaranty insurance company. In either case, the trustee or such other person specified in the applicable prospectus supplement will use its reasonable efforts to cause the letter of credit, the surety bond or the insurance policy, as the case may be, to be obtained, to be kept in full force and effect (unless coverage thereunder has been exhausted through payment of claims) and to timely pay the fees or premiums therefor unless, as described in the related prospectus supplement, the payment of such fees or premiums is otherwise provided for. The trustee or such other person specified in the applicable prospectus supplement will make or cause to be made draws under the letter of credit, the surety bond or the insurance policy, as the case may be, under the circumstances and to cover the amounts specified in the applicable prospectus supplement. Any amounts otherwise available under the letter of credit, the surety bond or the insurance policy will be reduced to the extent of any prior unreimbursed draws thereunder. The applicable prospectus supplement will provide the manner, priority and source of funds by which any such draws are to be repaid.

          In the event that the letter of credit bank, the surety or the insurer, as applicable, ceases to satisfy any credit rating or other applicable requirements specified in the related prospectus supplement, the trustee or such other person specified in the applicable prospectus supplement will use its reasonable efforts to obtain or cause to be obtained a substitute letter of credit, the surety bond or the insurance policy, as applicable, or other form of credit enhancement providing similar protection, that meets such requirements and provides the same coverage to the extent available for the same cost. There can be no assurance that any letter of credit bank, any surety or any insurer, as applicable, will continue to satisfy such requirements or that any such substitute letter of credit, surety bond, insurance policy, or similar credit enhancement will be available providing equivalent coverage for the same cost. To the extent not so available, the credit support otherwise provided by the letter of credit, the surety bond or the insurance policy (or similar credit enhancement) may be reduced to the level otherwise available for the same cost as the original letter of credit, surety bond or insurance policy.

          Reserve Accounts. If so provided in the related prospectus supplement, the trustee or such other person specified in the prospectus supplement will deposit or cause to be deposited into an account maintained with an eligible institution (which may be the trustee) (a "reserve account") any combination of cash or permitted investments in specified amounts, which will be applied and maintained in the manner and under the conditions specified in such prospectus supplement. In the alternative or in addition to such deposit, a reserve account may be funded through application of a portion of collections received on the Deposited Assets for a given series of certificates, in the manner and priority specified in the applicable prospectus supplement. Amounts deposited in such reserve account may be distributed to certificateholders of such class or group of classes within such series, or may be used for other purposes, in the manner and to the extent provided in the related prospectus supplement. Amounts deposited in any reserve account will be invested in certain permitted investments by, or at the direction of, the trustee, the Depositor or such other person named in the related prospectus supplement.

          Swap Agreements. At the time it is formed, a trust may enter into one or more swap agreements with third parties (which may be affiliates of the Depositor). Each swap agreement will generally consist of a master agreement and the confirmations relating to particular transactions under that master agreement. The trust may enter into swap agreements with more than one swap counterparty, in which case the following discussion will apply separately to each swap agreement with each swap counterparty.

          As specified in the applicable prospectus supplement, the transaction or transactions under a swap agreement may be one or more of the following:

     o a rate swap, basis swap, forward rate transaction, index swap, index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of the foregoing transactions),

     o    any combination of the foregoing transactions, or

     o any other transaction identified in the swap agreement or the relevant confirmation and described in the prospectus supplement.

          Each swap agreement is generally expected to be in the form of a confirmation entered into pursuant to a master agreement in the form of the 1992 ISDA Master Agreement (Multicurrency--Cross Border) or any updated similar form (referred to as the "ISDA Master Agreement"), published by the International Swaps and Derivatives Association, Inc. ("ISDA") and may incorporate the 2000 ISDA Definitions or one or more other sets of standard definitions or updates or revisions of such definitions published by ISDA (referred to as the "ISDA Definitions"), and as modified and supplemented by a schedule, including to reflect the terms of a particular series of certificates and the related trust agreement and any specific terms of the relevant transaction or transactions. Except as otherwise specified in the confirmation for any relevant swap transaction, each swap agreement and the relevant transactions thereunder is expected to be governed in all relevant respects by the provisions of the ISDA Master Agreement and the ISDA Definitions, without regard to any amendments or modifications to the ISDA Master Agreement or the ISDA Definitions published by ISDA subsequent to the date of that swap agreement.

          The applicable prospectus supplement will describe the specific terms of each transaction under the swap agreement, particularly the method of calculation of payments by the swap counterparty and the timing of those payments; if required, the applicable provisions relating to modification and amendment of the swap agreement, events of default under the swap agreement, the applicable swap agreement termination events and the provisions relating to early termination of the swap agreement and termination payments, if any, owing by the trust or to the trust under the swap agreement. The applicable prospectus supplement may also contain certain information with respect to the swap counterparty and, if applicable, its guarantor.

Collections

          The trust agreement will establish procedures by which the trustee or such other person specified in the prospectus supplement is obligated to administer the related Deposited Assets. This will include making collections of all payments made on the Deposited Assets and depositing the collections from time to time prior to any applicable Distribution Date into a segregated account maintained or controlled by the trustee for the benefit of such series (each a "certificate account"). An administrative agent, if any is appointed pursuant to the applicable prospectus supplement, will direct the trustee, and otherwise the trustee will make all determinations, as to the appropriate application of such collections and other amounts available for distribution to the payment of any administrative or collection expenses (such as the administrative fee) and credit support-related ongoing fees (such as insurance premiums, letter of credit fees or any required account deposits) and to the payment of amounts then due and owing on the certificates of such series (and classes within such series), all in the manner and priorities described in the related prospectus supplement. The applicable prospectus supplement will specify the collection periods, if applicable, and Distribution Dates for a given series of certificates and the particular requirements relating to the segregation and investment of collections received on the Deposited Assets during a given collection period or on or by certain specified dates. Amounts received from the Deposited Assets and any credit support obtained for the benefit of certificateholders for a particular series or class of certificates over a specified period may not be sufficient, after payment of all prior expenses and fees for such period, to pay amounts then due and owing to holders of such certificates. The applicable prospectus supplement will also set forth the manner and priority by which any Realized Losses will be allocated among the classes of any series of certificates, if applicable.

          The relative priorities of distributions with respect to collections from the assets of the trust assigned to classes of a given series of certificates may permanently or temporarily change over time upon the occurrence of certain circumstances specified in the applicable prospectus supplement. Moreover, the applicable prospectus supplement may specify that the relative distribution priority assigned to each class of a given series for purposes of payments of certain amounts, such as principal, may be different from the relative distribution priority assigned to each such class for payments of other amounts, such as interest or premium.

                      DESCRIPTION OF THE TRUST AGREEMENT

General

          The following summary of certain provisions of the trust agreement and the certificates is not complete and is qualified in its entirety by reference to the detailed provisions of the form of trust agreement filed as an exhibit to the registration statement. Article and section references in parentheses below are to articles and sections in the trust agreement. Wherever particular sections or defined terms of the trust agreement are referred to, such sections or defined terms are incorporated herein by reference as part of the statement made, and the statement is qualified in its entirety by such reference.

Assignment of Deposited Assets

          At the time of issuance of any series of certificates, the Depositor will cause the Underlying Securities to be included in the related trust, and any other Deposited Asset specified in the prospectus supplement, to be assigned to the related trustee, together with all principal, premium (if any) and interest received by or on behalf of the Depositor on or with respect to such Deposited Assets after the cut-off date specified in the prospectus supplement (the "Cut-off Date"), other than principal, premium (if any) and interest due on or before the Cut-off Date. The trustee will, concurrently with such assignment, deliver the certificates to the Depositor in exchange for certain assets to be deposited in the related trust. Each Deposited Asset will be identified in a schedule appearing as an exhibit to the trust agreement. The schedule will include certain statistical information with respect to each Underlying Security and each other Deposited Asset as of the Cut-off Date, and in the event any Underlying Security is a Concentrated Underlying Security, the schedule will include, to the extent applicable, information regarding the payment terms thereof, the maturity or terms thereof, the rating, if any, thereof and certain other information.

          In addition, the Depositor will, with respect to each Deposited Asset, deliver or cause to be delivered to the trustee (or to the custodian hereinafter referred to) all documents necessary to transfer ownership of such Deposited Asset to the trustee. The trustee (or such custodian) will review the documents within such period as is permitted in the prospectus supplement, and the trustee (or such custodian) will hold the documents in trust for the benefit of the certificateholders.

          With respect to the types of Deposited Assets specified in the applicable prospectus supplement if and to the extent provided therein, if any constituent document is found to be missing or defective in any material respect, the trustee (or such custodian) will promptly notify the administrative agent, if any, and the Depositor, and the administrative agent, if any, and the trustee will promptly notify the relevant person who sold the applicable Deposited Asset to the Depositor (a "Deposited Asset Provider"). If and to the extent specified in the applicable prospectus supplement, if the Deposited Asset Provider cannot cure such omission or defect within 60 days after receipt of notice, the Deposited Asset Provider will be obligated, within 90 days of receipt of notice, to repurchase the related Deposited Asset from the trustee at the Purchase Price (as defined below) or provide a substitute for the Deposited Asset. There can be no assurance that a Deposited Asset Provider will fulfill this repurchase or substitution obligation. Although the administrative agent, if any, or otherwise the trustee is obligated to use its best efforts to enforce this obligation, none of such administrative agent, trustee or the Depositor will be obligated to repurchase or substitute for such Deposited Asset if the Deposited Asset Provider defaults on its obligation. When applicable, this repurchase or substitution obligation constitutes the sole remedy available to the certificateholders or the trustee for omission of, or a material defect in, or failure to provide, a constituent document.

          Each of the Depositor, the trustee and the administrative agent, if any, will make certain representations and warranties regarding its authority to enter into, and its ability to perform its obligations under, the trust agreement. Upon a breach of any such representation of the Depositor, the trustee or any such administrative agent, as the case may be, which materially and adversely affects the interests of the certificateholders, the Depositor, the trustee or any such administrative agent, respectively, will be obligated to cure the breach in all material respects.

Collection and Other Administrative Procedures

          General. With respect to any series of certificates the trustee or such other person specified in the prospectus supplement directly or through sub-administrative agents, will make reasonable efforts to collect all scheduled payments under the Deposited Assets. The trustee will follow the collection procedures, as it would follow with respect to comparable financial assets that it held for its own account, provided that such procedures are consistent with the trust agreement and any related instrument governing any credit support (collectively, the "credit support instruments") and provided that, except as otherwise expressly set forth in the applicable prospectus supplement, it shall not be required to expend or risk its own funds or otherwise incur personal financial liability.

          Sub-Administration. Any trustee or administrative agent may delegate its obligations in respect of the Deposited Assets to third parties they deem qualified to perform such obligations (each, a "sub-administrative agent"). However, the trustee or administrative agent will remain obligated with respect to such obligations under the trust agreement. Each sub-administrative agent will be required to perform the customary functions of an administrator of comparable financial assets, including, if applicable, collecting payments from obligors and remitting such collections to the trustee; maintaining accounting records relating to the Deposited Assets, attempting to cure defaults and delinquencies; and enforcing any other remedies with respect thereto all as and to the extent provided in the applicable sub-administration agreement.

          The agreement between any administrative agent or trustee and a sub-administrative agent will be consistent with the terms of the trust agreement and the assignment to the sub-administrator by itself will not result in a withdrawal or downgrading of the rating of any class of certificates issued pursuant to the trust agreement. Although each such sub-administration agreement will be a contract solely between such administrative agent and the sub-administrative agent, the trust agreement pursuant to which a series of certificates is issued will provide that, if for any reason the administrative agent for the series of certificates is no longer acting in such capacity, the trustee or any successor administrative agent must recognize the sub-administrative agent's rights and obligations under the sub-administration agreement.

          The administrative agent or trustee will be solely liable for all fees owed by it to any sub-administrative agent, irrespective of whether the compensation of the administrative agent or trustee, as applicable, pursuant to the trust agreement with respect to the particular series of certificates is sufficient to pay such fees. Each sub-administrative agent will be reimbursed by the administrative agent, if any, or otherwise the trustee for certain expenditures which it makes, generally to the same extent the administrative agent or trustee, as applicable, would be reimbursed under the terms of the trust agreement relating to such series. See "--Administrative Agent Compensation and Payment of Expenses."

          The administrative agent or trustee may require any sub-administrative agent to agree to indemnify the administrative agent or trustee, as applicable, for any liability or obligation sustained in connection with any act or failure to act by the sub-administrative agent.

          Realization upon Defaulted Deposited Assets. The trustee, on behalf of the certificateholders of a given series (or any class or classes within such series), will present claims under each applicable credit support instrument, and will take reasonable steps as are necessary to receive payment or to permit recovery with respect to defaulted Deposited Assets. As set forth above, all collections by or on behalf of the trustee or administrative agent under any credit support instrument are to be deposited in the Certificate Account for the related trust, subject to withdrawal as described above.

          Except to the extent otherwise provided in the applicable prospectus supplement, if recovery on a defaulted Deposited Asset under any related credit support instrument is not available, the trustee will be obligated to follow or cause to be followed normal practices and procedures as it deems necessary or advisable to realize upon the defaulted Deposited Asset. However, except as otherwise expressly provided in the applicable prospectus supplement, it shall not be required to expend or risk its own funds or otherwise incur personal financial liability. If the proceeds of any liquidation of the defaulted Deposited Asset are less than the sum of (i) the outstanding principal balance of the defaulted Deposited Asset, (ii) interest accrued but unpaid thereon at the applicable interest rate and (iii) the aggregate amount of expenses incurred by the administrative agent and the trustee in connection with such proceedings to the extent reimbursable from the assets of the related trust under the related trust agreement, such trust will realize a loss in the amount of such difference. Only if and to the extent provided in the applicable prospectus supplement, the administrative agent or trustee, as so provided, will be entitled to withdraw or cause to be withdrawn from the related Certificate Account out of the net proceeds recovered on any defaulted Deposited Asset, prior to the distribution of such proceeds to certificateholders, amounts representing its normal administrative compensation on the Deposited Asset, unreimbursed administrative expenses incurred with respect to the Deposited Asset and any unreimbursed advances of delinquent payments made with respect to the Deposited Asset.

Administrative Agent Compensation and Payment of Expenses

          The applicable prospectus supplement will specify the administrative agent's, if any, and the trustee's compensation, and the source, manner and priority of payment thereof, with respect to a given series of certificates.

          If and to the extent specified in the applicable prospectus supplement, in addition to amounts payable to any sub-administrative agent, the administrative agent, if any; and otherwise the trustee will pay from its compensation certain expenses incurred in connection with its administration of the Deposited Assets, including, without limitation, payment of the fees and disbursements of the trustee, if applicable, and independent accountants, payment of expenses incurred in connection with distributions and reports to certificateholders, and payment of any other expenses described in the related prospectus supplement.

Advances in Respect of Delinquencies

          The administrative agent or the trustee will have no obligation to make any advances with respect to collections on the Deposited Assets or in favor of the certificateholders of the related series of certificates. However, to the extent provided in the applicable prospectus supplement, the administrative agent or the trustee will advance on or before each Distribution Date its own funds or funds held in the certificate account for such series that are not part of the funds available for distribution for such Distribution Date. The amount of funds advanced will equal to the aggregate of payments of principal, premium (if any) and interest (net of related administration fees) with respect to the Deposited Assets that were due during the related Collection Period (as defined in the related prospectus supplement) and were delinquent on the related Determination Date, subject to
(i) any such administrative agent's or trustee's good faith determination that such advances will be reimbursable from Related Proceeds (as defined below) and (ii) such other conditions as may be specified in the prospectus supplement.

          Advances are intended to maintain a regular flow of scheduled interest, premium (if any) and principal payments to holders of the class or classes of certificates entitled thereto, rather than to guarantee or insure against losses. Advances of an administrative agent's or trustee's funds will be reimbursable only out of related recoveries on the Deposited Assets (and amounts received under any form of credit support) for such series with respect to which such advances were made (as to any Deposited Assets, "Related Proceeds"); provided, however, that any advance will be reimbursable from any amounts in the certificate account for the series to the extent that the administrative agent or trustee shall determine, in its sole judgment, that the advance (a "Nonrecoverable Advance") is not ultimately recoverable from Related Proceeds. If advances have been made by the administrative agent or trustee from excess funds in the certificate account for any series, the administrative agent or trustee will replace the funds in such certificate account on any future Distribution Date to the extent that funds in the certificate account on the Distribution Date are less than payments required to be made to certificateholders on such date. If so specified in the related prospectus supplement, the obligations, if any, of an administrative agent or trustee to make advances may be secured by a cash advance reserve fund or a surety bond. If applicable, information regarding the characteristics of, and the identity of any obligor on, any such surety bond, will be set forth in the related prospectus supplement.

Certain Matters Regarding the Administrative Agent and the Depositor

          An administrative agent, if any, for each series of certificates under the trust agreement will be named in the related prospectus supplement. The entity serving as administrative agent for any such series may be the trustee, the Depositor, an affiliate of either thereof, the Deposited Asset Provider or any third party and may have other normal business relationships with the trustee, the Depositor, their affiliates or the Deposited Asset Provider. Neither the issuer nor any guarantor, if any, of Underlying Securities held by a trust will be permitted to serve as an administrative agent for the related series of certificates.

          The trust agreement will provide that an administrative agent may resign from its obligations and duties under the trust agreement with respect to any series of certificates only if such resignation, and the appointment of a successor, will not result in a withdrawal or downgrading of the rating of any class of certificates of such series, or upon a determination that its duties under the trust agreement with respect to such series are no longer permissible under applicable law. No resignation will become effective until the trustee or a successor has assumed the administrative agent's obligations and duties under the trust agreement with respect to such series.

          The trust agreement will further provide that neither an administrative agent, the Depositor nor any director, officer, employee, or agent of the administrative agent or the Depositor will incur any liability to the related trust or certificateholders for any action taken, or for refraining from taking any action, in good faith pursuant to the trust agreement or for errors in judgment; provided, however, that none of the administrative agent, the Depositor nor any such person will be protected against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. The trust agreement will further provide that, unless otherwise provided in the applicable series supplement thereto, an administrative agent, the Depositor and any director, officer, employee or agent of the administrative agent or the Depositor will be entitled to indemnification by the related trust and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the trust agreement or the certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. In addition, the trust agreement will provide that neither an administrative agent nor the Depositor will be under any obligation to appear in, prosecute or defend any legal action which is not incidental to their respective responsibilities under the trust agreement or which in its opinion may cause it to incur any expense or liability. Each of the administrative agent or the Depositor may, however, in its discretion undertake any action which it may deem necessary or desirable with respect to the trust agreement and the rights and duties of the parties thereto and the interests of the certificateholders thereunder. The applicable prospectus supplement will describe how the legal expenses and costs of such action and any liability resulting therefrom will be allocated.

          Any person into which an administrative agent may be merged or consolidated, or any person resulting from any merger or consolidation to which an administrative agent is a part, or any person succeeding to the business of an administrative agent, will be the successor of the administrative agent under the trust agreement with respect to the certificates of any given series.

Administrative Agent Termination Events; Rights Upon Administrative Agent Termination Event

          Except to the extent otherwise provided in the related prospectus supplement, "Administrative Agent Termination Events" under the trust agreement with respect to any given series of certificates will consist of the following:

          o any failure by an administrative agent to remit to the trustee any funds in respect of collections on the Deposited Assets and credit support, if any, as required under the trust agreement, that continues unremedied for five days after the giving of written notice of such failure to the administrative agent by the trustee or the Depositor, or to the administrative agent, the Depositor and the trustee by the holders of such certificates evidencing not less than 25% of the Voting Rights (as defined below);

          o any failure by an administrative agent duly to observe or perform in any material respect any of its other covenants or obligations under the trust agreement with respect to such series which continues unremedied for thirty days after the giving of written notice of such failure to the administrative agent by the trustee or the Depositor, or to the administrative agent, the Depositor and the trustee by the holders of such certificates evidencing not less than 25% of the Voting Rights; and

          o specified events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by or on behalf of an administrative agent indicating its insolvency or inability to pay its obligations.

Any additional Administrative Agent Termination Events with respect to any given series of certificates will be set forth in the applicable prospectus supplement. In addition, the applicable prospectus supplement and the related series supplement to the trust agreement will specify as to each matter requiring the vote of holders of certificates of a class or group of classes within a given series, the circumstances and manner in which the Required Percentage (as defined below) applicable to each matter is calculated. "Required Percentage" means with respect to any matter requiring a vote of holders of certificates of a given series, the specified percentage (computed on the basis of outstanding Certificate Principal Balance or Notional Amount, as applicable) of certificates of a designated class or group of classes within such series (either voting as separate classes or as a single class) applicable to such matter, all as specified in the applicable prospectus supplement and the related series supplement to the trust agreement. "Voting Rights" evidenced by any certificate will be the portion of the voting rights of all the certificates in the related series allocated in the manner described in the related prospectus supplement.

          So long as an Administrative Agent Termination Event under the trust agreement with respect to a given series of certificates remains unremedied, the Depositor or the trustee may, and at the direction of holders of such certificates evidencing not less than the "Required Percentage--Administrative Agent Termination" (as defined in the prospectus supplement, if applicable) of the Voting Rights, the trustee will, terminate all the rights and obligations of the administrative agent under the trust agreement relating to the applicable trust and in and to the related Deposited Assets. The trustee will then succeed to all the responsibilities, duties and liabilities of the administrative agent under the trust agreement with respect to such series (except that if the trustee is prohibited by law from obligating itself to make advances regarding delinquent Deposited Assets, then the trustee will not be so obligated) and will be entitled to similar compensation arrangements. In the event that the trustee is unwilling or unable to act, it may or, at the written request of the holders of such certificates evidencing not less than the "Required Percentage--Administrative Agent Termination" of the Voting Rights, it will appoint, or petition a court of competent jurisdiction for the appointment of, an administrative agent acceptable to the rating agency with a net worth at the time of such appointment of at least $15,000,000 to act as successor to such administrative agent under the trust agreement with respect to such series. Pending such appointment, the trustee is obligated to act in such capacity (except that if the trustee is prohibited by law from obligating itself to make advances regarding delinquent Deposited Assets, then the trustee will not be so obligated). The trustee and any such successor may agree upon the compensation be paid to such successor, which in no event may be greater than the compensation payable to such administrative agent under the trust agreement with respect to such series.

          No certificateholder will have the right under the trust agreement to institute any proceeding with respect thereto unless the holder previously has given to the trustee written notice of breach and unless the holders of certificates evidencing not less than the "Required Percentage--Remedies" (as defined in the related prospectus supplement) of the Voting Rights have made written request upon the trustee to institute such proceeding in its own name as trustee thereunder and have offered to the trustee reasonable indemnity, and the trustee for fifteen days has neglected or refused to institute any such proceeding. The trustee, however, is under no obligation to exercise any of the trusts or powers vested in it by the trust agreement or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the holders of certificates covered by the trust agreement, unless the certificateholders have offered to the trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

Modification and Waiver

          The trust agreement for each series of certificates may be amended by the Depositor and the trustee with respect to such series, without the consent of the certificateholders, for specified purposes including:

          o    to cure any ambiguity;

          o to correct or supplement any provision therein which may be inconsistent with any other provision therein or in the prospectus supplement;

          o to evidence and provide for the acceptance of appointment of a change in trustee for a series of certificates subsequent to the Closing Date for such series, and to add to or change any of the provisions of the trust agreement as shall be necessary to provide for or facilitate the administration of the separate trusts thereunder by more than one trustee;

          o to evidence and provide for the acceptance of appointment thereunder by a successor Trustee with respect to the certificates of one or more Series or to add to or change any of the provisions of such trust agreement as shall be necessary to provide for or facilitate the administration of the trusts thereunder;

          o to add or supplement any credit support for the benefit of any certificateholders (provided that if any such addition affects any series or class of certificateholders differently than any other series or class of certificateholders, then such addition will not, as evidenced by an opinion of counsel, have a material adverse effect on the interests of any affected series or class of certificateholders);

          o to add to the covenants, restrictions or obligations of the Depositor, the administrative agent, if any, or the trustee for the benefit of the certificateholders;

          o to add, change or eliminate any other provisions with respect to matters or questions arising under such trust agreement so long as (x) any such addition, change or elimination will not, as evidenced by an opinion of counsel, affect the tax status of the trust or result in a sale or exchange of any certificate for tax purposes and (y) the trustee has received written confirmation from each rating agency rating such certificates that such amendment will not cause such rating agency to qualify, reduce or withdraw the then current rating thereof;

          o to provide for the issuance of a new series of Certificates pursuant to a series supplement issued thereunder; or

          o    to comply with any requirements imposed by the Code.

Without limiting the generality of the foregoing, the trust agreement may also be modified or amended from time to time by the Depositor, and the trustee, with the consent of the holders of certificates evidencing not less than the "Required Percentage--Amendment" (as defined in the prospectus supplement) of the aggregate Voting Rights of those certificates that are materially adversely affected by such modification or amendment for the purpose of adding any provision to or changing in any manner or eliminating any provision of the trust agreement or of modifying in any manner the rights of such certificateholders;

provided, however, that in the event modification or amendment would materially adversely affect the rating of any series or class by each rating agency, the "Required Percentage--Amendment" specified in the related series supplement to the trust agreement shall include an additional specified percentage of the certificates of such series or class.

          No such modification or amendment may, however, (i) reduce in any manner the amount of or alter the timing of, distributions or payments which are required to be made on any certificate without the consent of the holder of such certificate, (ii) adversely affect in any material respect the interests of the holders of any class of certificates without the consent of the holders of 662/3% of the aggregate principal amount of such certificates or (iii) reduce the aforesaid Required Percentage of Voting Rights required for the consent to any amendment without the consent of the holders of all certificates covered by the trust agreement then outstanding.

          Holders of certificates evidencing not less than the "Required Percentage--Waiver" (as defined in the prospectus supplement) of the Voting Rights of a given series may, on behalf of all certificateholders of that series, (i) waive, insofar as that series is concerned, compliance by the Depositor, the trustee or the administrative agent, if any, with certain restrictive provisions, if any, of the trust agreement before the time for such compliance and (ii) waive any past default under the trust agreement with respect to certificates of that series, except a default in the failure to distribute amounts received as principal of (and premium, if any) or any interest on any such certificate and except a default in respect of a covenant or provision the modification or amendment of which would require the consent of the holder of each outstanding certificate affected thereby.

Reports to Certificateholders; Notices

          Reports to Certificateholders. With each distribution to certificateholders of any class of certificates of a given series, the administrative agent or the trustee, as provided in the related prospectus supplement, will forward or cause to be forwarded to each such certificateholder, to the Depositor and to such other parties as may be specified in the trust agreement, a statement setting forth:

          o the amount of such distribution to certificateholders of such class allocable to principal of or interest or premium, if any, on the certificates of such class; and the amount of aggregate unpaid interest as of such Distribution Date;

          o in the case of certificates with a variable Interest Rate, the Interest Rate applicable to such Distribution Date, as calculated in accordance with the method specified herein and in the related prospectus supplement;

          o the amount of compensation received by the administrative agent, if any, and the trustee for the period relating to such Distribution Date, and such other customary information as the administrative agent, if any, or otherwise the trustee deems necessary or desirable to enable certificateholders to prepare their tax returns;

          o if the prospectus supplement provides for advances, the aggregate amount of advances included in such distribution, and the aggregate amount of unreimbursed advances at the close of business on such Distribution Date;

          o the aggregate stated principal amount or, if applicable, notional amount of the Deposited Assets and the current interest rate thereon at the close of business on such Distribution Date;

          o the aggregate Certificate Principal Balance or aggregate Notional Amount, if applicable, of each class of certificates (including any class of certificates not offered hereby) at the close of business on such Distribution Date, separately identifying any reduction in such aggregate Certificate Principal Balance or aggregate Notional Amount due to the allocation of any Realized Losses on such Distribution Date or otherwise; and

          o as to any series (or class within such series) for which credit support has been obtained, the amount or notional amount of coverage of each element of credit support included therein as of the close of business on such Distribution Date.

          In the case of information furnished with respect to the amounts of distributions or the amounts of compensation of the administrative agent and the trustee, the amounts shall be expressed as a U.S. dollar amount (or equivalent thereof in any other Specified Currency) per minimum denomination of certificates or for such other specified portion thereof. Within a reasonable period of time after the end of each calendar year, the administrative agent or the trustee, as provided in the related prospectus supplement, shall furnish to each person who at any time during the calendar year was a certificateholder a statement containing the information set forth above with respect to the amounts of distributions or the amounts of compensation of the administrative agent and the trustee, aggregated for such calendar year or the applicable portion thereof during which such person was a certificateholder. Such obligation of the administrative agent or the trustee, as applicable, will be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the administrative agent or the trustee, as applicable, pursuant to any requirements of the Code as are from time to time in effect.

          Notices. Any notice required to be given to a holder of a registered certificate will be mailed to the last address of such holder set forth in the applicable certificate register.

Evidence as to Compliance

          The trust agreement will provide that the trustee shall appoint a firm of independent public accountants to examine certain documents and records relating to the administration of the Deposited Assets and to verify, on the basis of certain agreed upon procedures considered appropriate under the circumstances, that the Depositor, any administrative agent and the trustee have each complied with the trust agreement, except for such exceptions as such firm shall believe to be immaterial and such other exceptions and qualifications as shall be set forth in such report. Such accountants will report to the trustee any errors in such distribution reports discovered in verifying such calculations. A copy of such accountants' report will be included as an exhibit to the trust's annual report on Form 10-K.

          The trust agreement will also provide for delivery to the Depositor, the administrative agent, if any, and the trustee on behalf of the certificateholders, on or before a specified date in each year, of (i) an annual statement signed by an officer of the trustee to the effect that the trustee has fulfilled its obligations under the trust agreement throughout the preceding year with respect to any series of certificates and (ii) if applicable with respect to such series, an annual statement signed by an officer of the administrative agent to the effect that the administrative agent has fulfilled its obligations under the trust agreement throughout the preceding year with respect to any series of certificates.

          Copies of the annual accountants' statement and the statement of an officer of the trustee and administrative agent, if any, may be obtained by certificateholders without charge upon written request to either the administrative agent or the trustee, as applicable, at the address set forth in the related prospectus supplement.

Replacement Certificates

          If a certificate is mutilated, destroyed, lost or stolen, it may be replaced at the corporate trust office or agency of the applicable trustee, or such other location as may be specified in the applicable prospectus supplement, upon payment by the holder of such expenses as may be incurred by the applicable trustee in connection therewith and the furnishing of such evidence and indemnity as such trustee may require. Mutilated certificates must be surrendered before new certificates will be issued.

Termination

          The obligations created by the trust agreement for each series of certificates will terminate upon the payment to certificateholders of that series of all amounts held in the related certificate account or by an administrative agent, if any, and required to be paid to them pursuant to the trust agreement following the earlier of (i) the final payment or other liquidation of the last Deposited Asset subject thereto or the disposition of all property acquired upon foreclosure or liquidation of any such Deposited Asset and (ii) the purchase of all the assets of the trust by the party entitled to effect such termination, under the circumstances and in the manner set forth in the related prospectus supplement. In no event, however, will any trust created by the trust agreement continue beyond the respective date specified in the related prospectus supplement. Written notice of termination of the obligations with respect to the related series of certificates under the trust agreement will be provided as set forth above under "--Reports to Certificateholders; Notices--Notices," and the final distribution will be made only upon surrender and cancellation of the certificates at an office or agency appointed by the trustee which will be specified in the notice of termination.

          Any purchase of Deposited Assets and property acquired in respect of Deposited Assets evidenced by a series of certificates will be made at a price approximately equal to the aggregate fair market value of all the assets in the trust (as determined by the trustee, the administrative agent, if any, and, if different than both such persons, the person entitled to effect such termination), in each case taking into account accrued interest at the applicable interest rate to the first day of the month following such purchase or, to the extent specified in the applicable prospectus supplement, a specified price as determined therein (such price, a "Purchase Price"). The exercise of such right will effect early retirement of the certificates of that series, but the right of the person entitled to effect such termination is subject to the aggregate principal balance of the outstanding Deposited Assets for such series at the time of purchase being less than the percentage of the aggregate principal balance of the Deposited Assets at the Cut-off Date for that series specified in the related prospectus supplement.

Duties of the Trustee

          The trustee makes no representations as to the validity or sufficiency of the trust agreement, the certificates of any series or any Deposited Asset or related document. The trustee is not accountable for the use or application by or on behalf of any administrative agent of any funds paid to the administrative agent or its designee in respect of such certificates or the Deposited Assets, or deposited into or withdrawn from the related certificate account or any other account by or on behalf of the administrative agent. If no Administrative Agent Termination Event has occurred and is continuing with respect to any given series, the trustee is required to perform only those duties specifically required under the trust agreement with respect to such series. However, upon receipt of the various certificates, reports or other instruments required to be furnished to it, the trustee is required to examine such documents and to determine whether they conform to the applicable requirements of the trust agreement.

The Trustee

          The trustee for any given series of certificates under the trust agreement will be named in the related prospectus supplement. The commercial bank, national banking association or trust company serving as trustee will be unaffiliated with, but may have normal banking relationships with, the Depositor, the related Underlying Securities issuer, any administrative agent and their respective affiliates.

                                CURRENCY RISKS

Exchange Rates and Exchange Controls

          An investment in a certificate having a Specified Currency other than U.S. dollars entails significant risks that are not associated with a similar investment in a security denominated in U.S. dollars. Such risks include, without limitation, the possibility of significant changes in rates of exchange between the U.S. dollar and such Specified Currency and the possibility of the imposition or modification of foreign exchange controls with respect to such Specified Currency. Such risks generally depend on factors over which the Depositor has no control, such as economic and political events and the supply of and demand for the relevant currencies. In recent years, rates of exchange between the U.S. dollar and certain currencies have been highly volatile, and such volatility may be expected in the future. Fluctuations in any particular exchange rate that have occurred in the past are not necessarily indicative, however, of fluctuations in the rate that may occur during the term of any certificate. Depreciation of the Specified Currency for a certificate against the U.S. dollar would result in a decrease in the effective yield of such certificate below its Interest Rate and, in certain circumstances, could result in a loss to the investor on a U.S. dollar basis.

          Governments have from time to time imposed, and may in the future impose, exchange controls that could affect exchange rates as well as the availability of a Specified Currency for making distributions in respect of certificates denominated in such currency. At present, the Depositor has identified the following currencies in which distributions of principal, premium and interest on certificates may be made: Australian dollars, Canadian dollars, Danish kroner, Italian lire, Japanese yen, New Zealand dollars, U.S. dollars and the Euro. However, certificates distributable with Specified Currencies other than those listed may be issued at any time. There can be no assurance that exchange controls will not restrict or prohibit distributions of principal, premium or interest in any Specified Currency. Even if there are no actual exchange controls, it is possible that, on a Distribution Date with respect to any particular certificate, the currency in which amounts then due to be distributed in respect of such certificate are distributable would not be available. In that event, such payments will be made in the manner set forth above under "Description of Certificates--General."

          As set forth in the applicable prospectus supplement, certain of the Underlying Securities may be denominated in a currency other than the Specified Currency. Although payments in respect of principal and interest on the certificates will be made in the Specified Currency, such payments may be based in whole or in part upon receipt by the related trust of payments in the Underlying Securities Currency. An investment in certificates supported by Underlying Securities denominated in a currency other than the Specified Currency entails significant risks not associated with an investment in securities supported by obligations denominated in the same currency as the currency of payment on such securities. Such risks include, without limitation, the possibility of significant changes in rates of exchange between the Specified Currency and the Underlying Securities Currency and the possibility of the imposition or modification of foreign exchange controls with respect to either the Specified Currency or the Underlying Securities Currency.

          PROSPECTIVE PURCHASERS SHOULD CONSULT THEIR OWN FINANCIAL AND LEGAL ADVISORS AS TO THE RISKS ENTAILED BY AN INVESTMENT IN CERTIFICATES DENOMINATED IN A CURRENCY OTHER THAN U.S. DOLLARS. SUCH CERTIFICATES ARE NOT AN APPROPRIATE INVESTMENT FOR PERSONS WHO ARE UNSOPHISTICATED WITH RESPECT TO FOREIGN CURRENCY TRANSACTIONS.

          The information set forth in this prospectus is directed to prospective purchasers of certificates who are United States residents. The applicable prospectus supplement for certain issuances of certificates may set forth certain information applicable to prospective purchasers who are residents of countries other than the United States with respect to matters that may affect the purchase or holding of, or receipt of distributions of principal, premium or interest in respect of, such certificates.

                  Any prospectus supplement relating to certificates having a Specified Currency other than U.S. dollars will contain information concerning historical exchange rates for such currency against the U.S. dollar, a description of such currency, any exchange controls affecting such currency and any other required information concerning such currency.

Payment Currency

          Except as set forth below, if distributions in respect of a certificate are required to be made in a Specified Currency other than U.S. dollars and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond the Depositor's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then all distributions in respect of such certificate shall be made in U.S. dollars until such currency is again available or so used. The amounts so payable on any date in such currency shall be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency or as otherwise indicated in the applicable prospectus supplement.

Tax Considerations

          Pursuant to recently enacted Treasury regulations (the "Disclosure Regulations"), any taxpayer that has participated in a "reportable transaction" and that is required to file a United States federal income tax return must generally attach a disclosure statement disclosing such taxpayer's participation in the reportable transaction to the taxpayer's tax return for each taxable year for which the taxpayer participates in the reportable transaction. A penalty in the amount of $10,000 in the case of a natural person and $50,000 in any other case is imposed on any taxpayer that fails to timely file an information return with the Internal Revenue Service with respect to a "reportable transaction."

          The Disclosure Regulations provide that, in addition to certain other transactions, a "loss transaction" constitutes a "reportable transaction." A "loss transaction" is any transaction resulting in the taxpayer claiming a loss under section 165 of the Code in an amount equal to or in excess of certain threshold amounts. The Disclosure Regulations specifically provide that a loss resulting from a "section 988 transaction" (as defined in section 988(c)(1) of the Code relating to foreign currency transactions) will constitute a section 165 loss. In the case of individuals or trusts, whether or not the loss flows through from an S corporation or partnership, if the loss arises with respect to a section 988 transaction, the applicable loss threshold amount is $50,000 in any single taxable year. Higher loss threshold amounts apply depending upon the taxpayer's status as a corporation, partnership, or S corporation, as well as certain other factors.

          Based upon the foregoing, in the absence of future administrative pronouncements to the contrary, a holder of certificates that recognizes an exchange loss with respect to the certificates that equals or exceeds the loss threshold amount applicable to such holder may be required to file a disclosure statement (i.e., Internal Revenue Service Form 8886 or substitute form) as an attachment to the holder's tax return for the first taxable year in which the loss threshold amount is reached and to any subsequent tax return that reflects any amount of such section 165 loss from the certificates. It is important to note, however, that the Disclosure Regulations provide that the fact that a transaction is a reportable transaction shall not affect the legal determination of whether the taxpayer's treatment of the transaction is proper.

          Persons considering the purchase of certificates should consult their own tax advisors concerning the application of the rules contained in the Disclosure Regulations with respect to an investment in the certificates and to determine their own tax return disclosure obligations, if any, with respect to an investment in the certificates, including any requirement to file Internal Revenue Service Form 8886.

Foreign Currency Judgments

          Except to the extent otherwise specified in the applicable prospectus supplement, the certificates will be governed by and construed in accordance with the law of the State of New York. Courts in the United States customarily have not rendered judgments for money damages denominated in any currency other than the U.S. dollar. A 1987 amendment to the Judiciary Law of the State of New York provides, however, that an action based upon an obligation denominated in a currency other than U.S. dollars will be rendered in the foreign currency of the underlying obligation and converted into U.S. dollars at the rate of exchange prevailing on the date of the entry of the judgment or decree.

                             PLAN OF DISTRIBUTION

          Certificates may be offered in any of three ways: (i) through underwriters or dealers; (ii) directly to one or more purchasers; or (iii) through agents. The applicable prospectus supplement will set forth the terms of the offering of any series of certificates, which may include the names of any underwriters, or initial purchasers, the purchase price of the certificates and the proceeds to the Depositor from the sale, any underwriting discounts and other items constituting underwriters' compensation, any initial public offering price, any discounts or concessions allowed or reallowed or paid to dealers, any securities exchanges on which the certificates may be listed and the place and time of delivery of the certificates to be offered thereby.

          If underwriters are used in the sale, certificates will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. Certificates may be offered to the public either through underwriting syndicates represented by managing underwriters or by underwriters without a syndicate. The managing underwriters or underwriters in the United States will include Credit Suisse First Boston LLC, an affiliate of the Depositor. Except to the extent otherwise set forth in the applicable prospectus supplement, the obligations of the underwriters to purchase the certificates will be subject to certain conditions precedent, and the underwriters will be obligated to purchase all of the certificates if any certificates are purchased. Any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

          Certificates may also be sold through agents designated by the Depositor from time to time. Any agent involved in the offer or sale of certificates will be named, and any commissions payable by the Depositor to such agent will be set forth, in the applicable prospectus supplement.

          If so indicated in the applicable prospectus supplement, the Depositor will authorize agents, underwriters or dealers to solicit offers by certain specified institutions to purchase certificates at the public offering price described in such prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a future date specified in such prospectus supplement. Such contracts will be subject only to those conditions set forth in the applicable prospectus supplement and such prospectus supplement will set forth the commissions payable for solicitation of such contracts.

          Any underwriters, dealers or agents participating in the distribution of certificates may be deemed to be underwriters and any discounts or commissions received by them on the sale or resale of certificates may be deemed to be underwriting discounts and commissions under the Securities Act. Agents and underwriters may be entitled under agreements entered into with the Depositor to indemnification by the Depositor against certain civil liabilities, including liabilities under the Securities Act, or to contribution with respect to payments that the agents or underwriters may be required to make in respect thereof. Agents and underwriters may be customers of, engage in transactions with, or perform services for, the Depositor or its affiliates in the ordinary course of business.

          Credit Suisse First Boston LLC is an affiliate of the Depositor. Credit Suisse First Boston LLC's participation in the offer and sale of certificates complies with the requirements of Section 2720 of the Conduct Rules of the National Association of Securities Dealers, Inc. regarding underwriting securities of an affiliate.

          As to each series of certificates, only those classes rated in one of the investment grade rating categories by a rating agency will be offered hereby. Any unrated classes or classes rated below investment grade may be retained by the Depositor or sold at any time to one or more purchasers.

          Affiliates of the underwriters may act as agents or underwriters in connection with the sale of the certificates. Any affiliate of the underwriters so acting will be named, and its affiliation with the underwriters described, in the related prospectus supplement. Also, affiliates of the underwriters may act as principals or agents in connection with market-making transactions relating to the certificates.

                                LEGAL OPINIONS

          Certain legal matters with respect to the certificates will be passed upon for the Depositor and the underwriters by Sidley Austin Brown & Wood LLP or other counsel identified in the applicable prospectus supplement.

                           INDEX OF PRINCIPAL TERMS

$

$  .................................................4

[

Depositor...........................................4

A

Administrative Agent Termination Events............43
Asset-Backed Agreements............................33
Asset-Backed Securities............................28

B

Base Rate..........................................14
Business Day.......................................14

C

Calculation Agent..................................15
CD Rate............................................16
CD Rate Calculation Date...........................17
CD Rate Certificate................................15
CD Rate Determination Date.........................16
certificate account................................39
Certificate Principal Balance......................23
CMT Rate...........................................17
CMT Rate Calculation Date..........................19
CMT Rate Certificate...............................15
CMT Rate Determination Date........................17
Commercial Paper Rate..............................20
Commercial Paper Rate Calculation Date.............20
Commercial Paper Rate Certificate..................15
Commercial Paper Rate Determination Date...........20
Concentrated Underlying Security...................30
Corporate Securities...............................28
credit support instruments.........................40
Cut-off Date.......................................39

D

definitive certificate.............................26
Depositary.........................................13
Deposited Asset Provider...........................40
Deposited Assets................................2, 36
Determination Date.................................13
Disclosure Regulations.............................49
Distribution Date...................................2
dollar..............................................4
Domestic Government Securities.....................28
Dual Currency Certificates.........................24

E

Equipment Trust Certificates.......................28
ETC Issuer.........................................32
Exchange Act........................................3
Exchange Rate Agent................................12
Exchangeable Series................................25

F

Federal Funds Rate.................................20
Federal Funds Rate Calculation Date................21
Federal Funds Rate Certificate.....................15
Federal Funds Rate Determination Date..............20
Fixed Interest Rate................................11
Fixed Rate Certificates............................14
Floating Rate Certificates.........................14
Foreign Currency Certificate.......................24
Foreign Government Securities......................28

G

Government Securities..............................28
GSEs...............................................28
GTC Notes..........................................34
GTCs...............................................28

H

H.15 Daily Update..................................15
H.15(519)..........................................15

I

Indexed Certificates...............................23
Indexed Commodity..................................23
Indexed Currency...................................23
Indexed Principal Amount...........................23
Initial Interest Rate..............................14
Interest Rate......................................11
Interest Reset Date................................15
Interest Reset Period..............................15
ISDA...............................................38
ISDA Definitions...................................38
ISDA Master Agreement..............................38

L

LIBOR..............................................21
LIBOR Certificate..................................15
LIBOR Determination Date...........................21
London Banking Day.................................14
loss transaction...................................49

M

Market Exchange Rate...............................12
Minimum Pass-Through Rate..........................15
Money Market Yield.................................20

N

Nonrecoverable Advance.............................42
Notional Amount....................................14

O

Optional Exchange Date.............................25

Original Issue Date................................11
Outstanding Debt Securities.........................9

P

participants.......................................26
Prime Rate.........................................19
Prime Rate Calculation Date........................19
Prime Rate Certificate.............................15
Prime Rate Determination Date......................19
Private Sector Securities..........................28
Purchase Price.....................................48

R

Realized Losses....................................24
Record Dates.......................................11
Reference Dealer...................................17
Related Proceeds...................................42
Required Percentage................................44
reserve account....................................38
Reuters Screen LIBO Page...........................21
Reuters Screen US PRIME1 Page......................19

S

SEC.................................................3
Secured Underlying Securities......................31
Senior Underlying Securities.......................31
Specified Currency.................................12
Spread.............................................14
Spread Multiplier..................................14
Stock Index........................................23
Stripped Certificates..............................11
Stripped Interest..................................14
sub-administrative agent...........................40
Subordinated Underlying Securities.................31

T

Telerate Page 7052.................................18
Treasury bills.....................................22
Treasury Rate......................................22
Treasury Rate Calculation Date.....................22
Treasury Rate Certificate..........................15
Treasury Rate Determination Date...................22
Treasury Securities................................28
Trust Indenture Act................................30
Trust Preferred Securities.........................28

U

U.S. dollars........................................4
U.S.$...............................................4
UCC................................................33
Underlying Securities...........................2, 28
Underlying Securities Currency.....................35
Underlying Securities Indenture....................30
Underlying Securities Interest Accrual Periods.....35
Underlying Securities Payment Dates................35
Underlying Securities Rate.........................35
Underlying Securities Trustee......................30
Underlying Security Events of Default..............30
USD.................................................4

V

Variable Interest Rate.............................11
Voting Rights......................................44

                                    PART II
                    INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution.*

         The following table sets forth the estimated expenses to be incurred in connection with the offering of the Trust Certificates being registered herein, other than underwriting discounts and commissions:

         SEC registration fee..................................    $ [    ]**
         Legal fees and expenses...............................      [    ]**
         Accounting fees and expenses..........................      [    ]**
         Blue sky fees and expenses............................      [    ]**
         Rating agency fees....................................      [    ]**
         Trustee's fees and expenses...........................      [    ]**
         Printing..............................................      [    ]**
         Miscellaneous.........................................      [    ]**
                                                                     ------
         Total.................................................    $ [    ]**
                                                                   ========

-------------------
* All amounts are estimates of aggregate expenses incurred or to be incurred in connection with the issuance and distribution of a series of Trust Certificates in an aggregate principal amount assumed for these purposes to be equal to $[25,000,000] of the Trust Certificates registered hereby.

**       To be filed by amendment.




Item 15.  Indemnification of Directors and Officers.

         Under the proposed form of Underwriting Agreement, the Underwriters are obligated under certain circumstances to indemnify certain controlling persons of the Registrant against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

         The Limited Liability Company Agreement of CSFB Asset Repackaging Depositor LLC (the "Registrant") provides for indemnification of directors and officers of the Registrant to the fullest extent permitted by Delaware law for any loss, damage or claim incurred by such director or officer by reason of any act or omission performed or omitted by such director or officer in good faith on behalf of the Registrant and in a manner reasonably believed to be within the scope of the authority conferred on such director or officer by the Limited Liability Company Agreement, except that no such director or officer shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such director or officer by reason of gross negligence or willful misconduct with respect to such acts or omissions.

         For the undertaking with respect to indemnification, see Item 17 herein.

Item 16.  Exhibits.

(a) Financial Statements: None.

(b) Exhibits:

     1.1    Form of Underwriting Agreement *
     3.1    Certificate of Formation of the Registrant
     3.2    Limited Liability Company Agreement of the Registrant
     4.1    Form of Trust Agreement (including form of Certificates) *
     5.1 Opinion of Sidley Austin Brown & Wood LLP with respect to legality of the securities
     8.1 Opinion of Sidley Austin Brown & Wood LLP with respect to certain tax matters
    23.1    Consent of Sidley Austin Brown & Wood LLP (included in Exhibit 5.1)
    23.2    Consent of Sidley Austin Brown & Wood LLP (included in Exhibit 8.1)
    25.1    Statement of Eligibility of Trustee*

---------------------------------
* to be filed by amendment.

Item 17. Undertakings.

(a) As to Rule 415:

         The undersigned Registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                  (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended;

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Securities and Exchange Commission by the Registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, that are incorporated by reference in this registration statement.

         (2) That, for the purpose of determining any liability under the Securities Act of 1933, as amended, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b)      As to documents subsequently filed that are incorporated by reference:

         The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, as amended, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c)      As to indemnification:

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act or 1933, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

(d)      The undersigned Registrant hereby undertakes that:

         (1) For purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

         (2) For the purpose of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(e)      As to qualification of trust indentures:

         The undersigned Registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Act.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that (i) it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and (ii) it reasonably believes that the security rating requirement of Transaction Requirement B.5 of Form S-3 will be met by the time of sale of each series of securities to which this Registration Statement relates and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, the State of New York, on December 15, 2004.

                                    CSFB Asset Repackaging Depositor LLC

                                    By:  /s/ Helena M. Willner
                                        --------------------------
                                        Name:  Helena M. Willner
                                        Title: President


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Helena M. Willner, Steven M. Feinberg, Lori Russo, Rhonda G. Matty, Thomas Prevost, Mary Kate Wynperle, Edward Flynn, Michael E. Cummings and Sudip Thakor, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Form S-3 Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:



             Signature                   Title                    Date
             ---------                   -----                    ----


   /s/ Helena M. Willner   Director, President and Chief      December 15, 2004
-------------------------  Executive Officer
      Helena M. Willner    (Principal Executive Officer)

   /s/ Thomas Zingalli     Controller, Vice President         December 15, 2004
-------------------------  and Principal Accounting Officer
       Thomas Zingalli


   /s/  Sudip Thakor       Director                           December 15, 2004
-------------------------
        Sudip Thakor

  /s/Steven M. Feinberg    Director                           December 15, 2004
-------------------------
     Steven M. Feinberg

/s/ Douglas K. Johnson     Director                           December 15, 2004
-------------------------
     Douglas K. Johnson

                                                 Registration No. 333-________





                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                             ---------------------

                                   FORM S-3

                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933


                             ---------------------


                     CSFB ASSET REPACKAGING DEPOSITOR LLC
      (Exact name of registrant as specified in its governing instrument)

                             ---------------------


                                EXHIBIT VOLUME

                                 EXHIBIT INDEX



     1.1    Form of Underwriting Agreement *
     3.1    Certificate of Formation of the Registrant
     3.2    Limited Liability Company Agreement of the Registrant
     4.1    Form of Trust Agreement (including form of Certificates) *
     5.1 Opinion of Sidley Austin Brown & Wood LLP with respect to legality of the securities
     8.1 Opinion of Sidley Austin Brown & Wood LLP with respect to certain tax matters
    23.1    Consent of Sidley Austin Brown & Wood LLP (included in Exhibit 5.1)
    23.2    Consent of Sidley Austin Brown & Wood LLP (included in Exhibit 8.1)
    25.1    Statement of Eligibility of Trustee*



-------------------------------------
* to be filed by amendment